UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-281-2715

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is  not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget (“OMB”) control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.

Global and International Equity Portfolios	U.S. Equity Portfolios

Active International Allocation Portfolio	Capital Growth Portfolio
Emerging Markets Portfolio	Focus Growth Portfolio
Global Franchise Portfolio	Large Cap Relative Value Portfolio
Global Real Estate Portfolio	Small Company Growth Portfolio
International Equity Portfolio	U.S. Real Estate Portfolio
International Growth Equity Portfolio	U.S. Small/Mid Cap Value Portfolio
International Real Estate Portfolio
International Small Cap Portfolio	Fixed Income Portfolio

Emerging Markets Debt Portfolio

Annual Report
December 31, 2009

2009 Annual Report

December 31, 2009

Table of Contents

Shareholders’ Letter	2
Performance Summary	4
Expense Examples	6
Investment Overview and Portfolios of Investments
Global and International Equity Portfolios:
Active International Allocation	8
Emerging Markets	23
Global Franchise	30
Global Real Estate	34
International Equity	40
International Growth Equity	46
International Real Estate	52
International Small Cap	57
U.S. Equity Portfolios:
Capital Growth	64
Focus Growth	68
Large Cap Relative Value	71
Small Company Growth	77
U.S. Real Estate	82
U.S. Small/Mid Cap Value	87
Fixed Income Portfolio:
Emerging Markets Debt	92
Statements of Assets and Liabilities	97
Statements of Operations	103
Statements of Changes in Net Assets	106
Financial Highlights	116
Notes to Financial Statements	150
Report of Independent Registered Public Accounting Firm	166
Federal Income Tax Information	167
U.S. Privacy Policy	169
Director and Officer Information	172

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management’s website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio’s shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

2009 Annual Report

December 31, 2009

Shareholders’ Letter

Dear Shareholders:

We are pleased to present to you the Fund’s Annual Report for the year ended December 31, 2009. Our Fund currently offers 15 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization) and fixed income (e.g., short, medium, and long duration and investment and non-investment grade).

Sincerely,

Randy Takian

President and Principal Executive Officer

January 2010

(This Page has been left blank intentionally.)

2009 Annual Report

December 31, 2009

Performance Summary

	Inception Dates				One Year Total Return					Five Year Average Annual Total Return
	Class I	Class P	Class H	Class L	Class I	Class P	Class H	Class L	Comparable Indicies		Class I	Class P	Comparable Indicies
Global and International Equity Portfolios:
Active International Allocation	1/17/92	1/2/96	—	—	27.26%	26.99%	—%	—%	31.78%	(1)	4.94%	4.68%	3.54%	(1)
Emerging Markets	9/25/92	1/2/96	—	—	69.54	69.11	—	—	78.51	(2)	14.21	13.91	15.51	(2)
Global Franchise	11/28/01	11/28/01	—	—	29.65	29.24	—	—	29.99	(3)	6.58	6.29	2.01	(3)
Global Real Estate	8/30/06	8/30/06	1/2/08	6/16/08	41.04	40.66	40.59	39.91	37.89	(4)	—	—	—	(4)
International Equity	8/4/89	1/2/96	—	—	21.56	21.18	—	—	31.78	(1)	3.09	2.84	3.54	(1)
International Growth Equity	12/27/05	12/27/05	—	—	38.78	38.46	—	—	31.78	(1)	—	—	—	(1)
International Real Estate	10/1/97	10/1/97	—	—	46.54	46.08	—	—	40.81	(5)	1.73	1.48	0.17	(5)
International Small Cap	12/15/92	10/21/08	—	—	27.45	27.14	—	—	46.78	(6)	0.57	—	3.51	(6)
U.S. Equity Portfolios:
Capital Growth	4/2/91	1/2/96	—	—	62.97	62.66	—	—	37.21	(8)	3.52	3.28	1.63	(8)
Focus Growth	3/8/95	1/2/96	—	—	70.61	70.02	—	—	37.21	(8)	4.10	3.83	1.63	(8)
Large Cap Relative Value	1/31/90	1/2/96	—	—	24.28	24.00	—	—	19.69	(7)	2.24	1.99	—0.25	(7)
Small Company Growth	11/1/89	1/2/96	—	—	47.92	47.41	—	—	34.47	(9)	2.41	2.15	0.87	(9)
U.S. Real Estate	2/24/95	1/2/96	—	—	29.65	29.31	—	—	27.99	(10)	1.80	1.55	0.36	(10)
U.S. Small/Mid Cap Value	9/27/07	9/27/07	—	—	33.61	33.39	—	—	27.68	(11)	—	—	—	(11)
Fixed Income Portfolio:
Emerging Markets Debt	2/1/94	1/2/96	1/2/08	6/16/08	23.75	23.43	23.40	22.80	21.98	(12)	7.75	7.45	8.49	(12)

Performance data quoted assumes that all dividends and distributions, if any, were reinvested and represents past performance, which is no guarantee of future results. Returns do not reflect the deduction of any applicable sales charges for Class H shares. Such costs would lower performance. Current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1-800-548-7786. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Indices:

(1)	MSCI EAFE (Europe, Australasia, and Far East)
(2)	MSCI Emerging Markets Net
(3)	MSCI World
(4)	FTSE EPRA/NAREIT Developed Real Estate — Net Total Return to U.S. Investors
(5)	FTSE EPRA/NAREIT Developed ex-North America Real Estate (80% Europe/20% Asia)
(6)	MSCI EAFE Small Cap Total Return
(7)	Russell 1000® Value
(8)	Russell 1000® Growth
(9)	Russell 2000® Growth
(10)	FTSE NAREIT Equity REITs
(11)	Russell 2500® Value
(12)	J.P. Morgan EMBI Global Bond /J.P. Morgan GBI-EM Global Diversified Bond

2009 Annual Report

December 31, 2009

Performance Summary (cont’d)

Ten Year Average Annual Total Return					Since Inception Average Annual Total Return
Class I	Class P	Comparable Indicies		Class I	Comparable Indicies - Class I	Class P	Comparable Indicies - Class P	Class H	Comparable Indicies - Class H	Class L	Comparable Indicies - Class L

1.91%	1.66%	1.17%	(1)	6.40%	5.69%	5.56%	4.48%	—%	—%	—%	—%
7.52	7.24	9.82	(2)	9.97	9.68	8.90	8.04	—	—	—	—
—	—	—	(3)	10.65	4.01	10.34	4.01	—	—	—	—
—	—	—	(4)	-5.17	-7.09	-5.44	-7.09	-11.98	-15.10	-13.10	-15.38	(4)
5.79	5.54	1.17	(1)	9.52	4.28	8.63	4.48	—	—	—	—
—	—	—	(1)	1.03	1.07	0.79	1.07	—	—	—	—
11.68	11.39	9.63	(5)	9.21	7.72	8.93	7.72	—	—	—	—
6.08	—	6.04	(6)	9.67	5.37	23.86	32.90	—	—	—	—

-1.27	-1.51	-3.99	(8)	8.67	6.97	6.52	4.93	—	—	—	—
-0.90	-1.15	-3.99	(8)	9.98	6.54	7.59	4.93	—	—	—	—
3.98	3.73	2.47	(7)	8.83	9.22	7.23	7.03	—	—	—	—
2.11	1.86	-1.37	(9)	10.67	5.86	9.24	3.34	—	—	—	—
11.36	11.06	10.63	(10)	12.11	9.86	11.01	9.40	—	—	—	—
—	—	—	(11)	-10.17	-9.28	-10.39	-9.28	—	—	—	—

11.04	10.77	10.72	(12)	10.13	10.23	10.47	11.43	4.98	7.32	5.27	9.06	(12)

2009 Annual Report

December 31, 2009 (unaudited)

Expense Examples

Expense Examples

As a shareholder of a Portfolio, you may incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including management fees, shareholder servicing and distribution fees (in the case of Class P, Class H and Class L) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2009 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Actual Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Expenses are calculated using each Fund’s annualized expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365(to reflect the most recent one-half year period).

2009 Annual Report

December 31, 2009 (unaudited)

Expense Examples (cont’d)

Portfolio	Beginning Account Value 7/1/09	Actual Ending Account Value 12/31/09	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Class I	$1,000.00	$1,206.30	$1,021.22	$ 4.39	$4.02	0.79%
Active International Allocation Class P	1,000.00	1,204.90	1,019.96	5.78	5.30	1.04
Emerging Markets Class I	1,000.00	1,298.90	1,018.00	8.29	7.27	1.43
Emerging Markets Class P	1,000.00	1,297.30	1,016.74	9.73	8.54	1.68
Global Franchise Class I	1,000.00	1,235.90	1,020.16	5.64	5.09	1.00
Global Franchise Class P	1,000.00	1,233.70	1,018.90	7.04	6.36	1.25
Global Real Estate Class I	1,000.00	1,269.30	1,020.11	5.78	5.14	1.01
Global Real Estate Class P	1,000.00	1,267.60	1,018.85	7.20	6.41	1.26
Global Real Estate Class H	1,000.00	1,269.00	1,018.85	7.21	6.41	1.26
Global Real Estate Class L	1,000.00	1,266.20	1,016.33	10.05	8.94	1.76
International Equity Class I	1,000.00	1,182.40	1,020.47	5.17	4.79	0.94
International Equity Class P	1,000.00	1,180.40	1,019.21	6.54	6.06	1.19
International Growth Equity Class I	1,000.00	1,238.30	1,020.16	5.64	5.09	1.00
International Growth Equity Class P	1,000.00	1,235.80	1,018.90	7.04	6.36	1.25
International Real Estate Class I	1,000.00	1,313.10	1,020.37	5.60	4.89	0.96
International Real Estate Class P	1,000.00	1,311.70	1,019.11	7.05	6.16	1.21
International Small Cap Class I	1,000.00	1,156.70	1,019.46	6.20	5.80	1.14
International Small Cap Class P	1,000.00	1,155.00	1,018.30	7.44	6.97	1.37
Capital Growth Class I	1,000.00	1,297.80	1,021.98	3.71	3.26	0.64
Capital Growth Class P	1,000.00	1,296.50	1,020.72	5.15	4.53	0.89
Focus Growth Class I	1,000.00	1,309.60	1,020.21	5.76	5.04	0.99
Focus Growth Class P	1,000.00	1,306.90	1,018.95	7.21	6.31	1.24
Large Cap Relative Value Class I	1,000.00	1,252.70	1,021.73	3.92	3.52	0.69
Large Cap Relative Value Class P	1,000.00	1,250.60	1,020.47	5.33	4.79	0.94
Small Company Growth Class I	1,000.00	1,233.50	1,019.91	5.91	5.35	1.05
Small Company Growth Class P	1,000.00	1,231.00	1,018.65	7.31	6.61	1.30
U.S. Real Estate Class I	1,000.00	1,410.40	1,020.21	6.01	5.04	0.99
U.S. Real Estate Class P	1,000.00	1,409.60	1,019.00	7.47	6.26	1.23
U.S. Small/Mid Cap Value Class I	1,000.00	1,275.20	1,019.00	7.05	6.26	1.23
U.S. Small/Mid Cap Value Class P	1,000.00	1,275.00	1,017.74	8.49	7.53	1.48
Emerging Markets Debt Class I	1,000.00	1,120.30	1,020.97	4.49	4.28	0.84
Emerging Markets Debt Class P	1,000.00	1,118.90	1,019.71	5.82	5.55	1.09
Emerging Markets Debt Class H	1,000.00	1,118.70	1,019.71	5.82	5.55	1.09
Emerging Markets Debt Class L	1,000.00	1,116.20	1,017.19	8.48	8.08	1.59

*

Expenses are calculated using each Portfolio Class’ annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**	Annualized

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

Active International Allocation Portfolio

The Active International Allocation Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 27.26%, net of fees, for Class I shares. The Portfolio’s Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned 31.78%.

Factors Affecting Performance

•                  For the full year 2009, international equities, as measured by the MSCI EAFE Index, rose 32%. Regionally, emerging markets performed best, up 79%, followed by Asia ex-Japan with a 73% gain, Europe up 36%, U.S. up 26%, and Japan (again last) up 6%. Within the MSCI EAFE Index, the materials sector led, with a gain of 69%. Financials and consumer discretionary were up 38% each, followed by energy up 34%, consumer staples and industrials up 31%, information technology up 22%, health care and telecommunications services up 16%, and utilities up 4%. Full-year currency returns were fairly muted (Japanese yen was down 3% and the euro up 3%), with the exception of the British pound sterling which rose 12%, following its almost 30% decline in 2008.

•                  For the year, the Portfolio lagged the MSCI EAFE Index. The year 2009 consisted of two very distinct periods in terms of performance. Equities plummeted through mid-March, then rallied strongly through mid-May, continuing to advance through year-end. From a macro perspective, the Portfolio was generally well positioned during the year. We were defensive up to the market bottom in mid-March, but then moved quickly off the bottom, to be fully invested. We added to cyclical positions, and more gradually added to emerging markets exposure. Belatedly, we added financials, and our cautiousness was the one of the Portfolio’s biggest performance drags. Uncertain as to government policies regarding the equity shareholders of financial firms in the U.S. and Europe, we remained underweight banks. In the end, governments did not charge equity shareholders excessively for granting financial firms liquidity, insurance, and capital. Underweights to the U.K. and Australia also detracted from Portfolio returns.

Management Strategies

•                  Moving into the first weeks of 2010, overall global economic growth momentum looks solid, due to an almost unprecedented surge in fourth quarter 2009 global manufacturing output. After some stuttering in November, Purchasing Manager Indices (PMIs) for December — key leading economic indicators — moved higher across Europe, the U.S., Japan, China and India. JP Morgan’s Global PMI Output and Orders indices each rose above 58 (booming levels) and China’s export growth returned to positive territory in December, the first time in 14 months. Sources of weakness linger (e.g. U.S. jobs, European consumer spending) and future liabilities loom (bank commercial loans, state budgets and residential housing); that said, fourth quarter earnings (and first quarter 2010 jobs) are expected to benefit from the economic improvement. Fears of a double dip have been pushed back further into the New Year.

•                  That is the good news, but, “Be careful what you wish for.” The economic improvement brought with it a sharp rise in bond yields during December. U.S. Treasury yields rose 60 basis points on the 10-year (3.2% to 3.8%) and 40 basis points on the two-year (0.67% to 1.1%). The Chinese raised their three-month central bank bill rate in early January (admittedly only 4 basis points) — and oil and gasoline prices moved higher. Once the global ship is deemed stable, the Federal Reserve will be under tremendous pressure to reduce liquidity. Bears growl about another bubble in equities, and regulators warn against complacency and returning to dangerous old habits. A fair amount of government fiscal stimulus remains in the system through the first half of 2010 — but in pretty short

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

Active International Allocation Portfolio

order the equity market backdrop will be how, where and when will interest rates rise and government liquidity/stimulus be removed.

•                  Perhaps we are complacent, but we believe that there is enough economic growth to allow the market to grind higher, even as quantitative easing by the Fed and European Central Bank is gradually removed. The strength of the rise in global manufacturing output should have a positive effect on job growth and business and household sentiment. We think equity valuations are neither cheap nor expensive. Based on 12-month forward earnings, equity valuations are a bit above long-term averages in the U.S., but remain cheap in Japan and in most of Europe. The emerging markets have moved above fair value, but based on five-year normalized earnings they appear to have further upside, and there is valuation differential between the countries (i.e., Brazil, India and Indonesia look expensive, while China, Russia and more defensive markets look relatively cheap). Our readings of investor sentiment are generally on the high side; but not excessive. We think equities have some valuation support relative to bonds, and looking at most indicators, equities are underowned. We see it is a good sign that equities have been treading water as bond yields have risen. However, history would tell us that as the Fed gets closer to explicitly tightening, equities tend to sell off 10-15%. Then, if the economy continues to do well, equities tend to rise along with bond yields. The uncertainty as to when the market begins to discount a Fed tightening, and what the duration and quality of the economic cycle will be, makes 2010 a difficult year to predict.

•                  The tightening of liquidity that we foresee in 2010 will have varying impact by country and sector. We currently are maintaining our cyclical bias, but as we move through time from the end of the recession to the fullness of what could be either a strong or a weak and foreshortened recovery — we may need to rotate to more defensive sectors, such as quality growth. Our sector valuation work on price-to-book and forward price-to-earnings ratios highlights that financials, pharmaceuticals, and food retailing are cheap; materials, technology, and consumer services are expensive. Capital goods and food, beverage, and tobacco look a bit pricey in Europe, less so in the U.S. Japanese banks have bounced off the bottom — and we have added to them. We are intrigued by Japan’s cheap valuations relative to history, the recent weakening of the yen, the beginning of a rise in industrial production, and the potential loosening of fiscal and monetary policy. Because we have been burned many times by Japan in the past, we are cautiously underweight, but watchful.

*  Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	27.26%	4.94%	1.91%	6.40%
MSCI EAFE Index	31.78	3.54	1.17	5.69
Lipper International Large-Cap Core Funds Index	29.23	3.26	0.99	6.97

Portfolio — Class P(5)	26.99	4.68	1.66	5.56
MSCI EAFE Index	31.78	3.54	1.17	4.48
Lipper International Large-Cap Core Funds Index	29.23	3.26	0.99	5.79

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

Active International Allocation Portfolio

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on January 17, 1992.
(5)	Commenced operations on January 2, 1996.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Commercial Banks	12.3%
Oil, Gas & Consumable Fuels	9.1
Metals & Mining	6.2
Pharmaceuticals	5.3
Other**	57.3
Short-Term Investment	9.8
Total Investments	100.0%

*	Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2009.
**	Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (88.3%)
Australia (6.0%)
AGL Energy Ltd.	13,793	$ 173
Alumina Ltd. (a)	139,066	228
Amcor Ltd.	73,213	408
AMP Ltd.	53,058	320
Aristocrat Leisure Ltd.	5,450	19
ASX Ltd.	2,832	88
Australia & New Zealand Banking Group Ltd.	132,302	2,692
AXA Asia Pacific Holdings Ltd.	15,474	91
Bendigo & Adelaide Bank Ltd.	4,905	43
BHP Billiton Ltd.	291,892	11,178
Billabong International Ltd. (c)	3,068	30
BlueScope Steel Ltd.	80,548	222
Boral Ltd.	52,392	277
Brambles Ltd.	35,595	216
Caltex Australia Ltd. (a)(c)	11,082	92
CFS Retail Property Trust REIT	31,948	54
Coca-Cola Amatil Ltd.	16,829	173
Cochlear Ltd.	924	57
Commonwealth Bank of Australia	26,738	1,304
Computershare Ltd.	8,016	82
Crown Ltd.	7,679	55
CSL Ltd.	13,430	391
CSR Ltd.	51,295	83
Dexus Property Group REIT	50,456	38
Fairfax Media Ltd. (c)	37,059	57
Fortescue Metals Group Ltd. (a)(c)	117,909	464
Foster’s Group Ltd.	57,016	281
Goodman Fielder Ltd.	23,903	35
GPT Group REIT	72,261	39
Harvey Norman Holdings Ltd.	8,905	33
Incitec Pivot Ltd.	147,127	466
Insurance Australia Group Ltd.	53,694	192
James Hardie Industries N.V. CDI (a)(c)	37,985	286
Leighton Holdings Ltd. (c)	5,464	185
Lend Lease Group	11,930	109
Macquarie Airports	11,500	31
Macquarie Group Ltd.	7,701	330
Macquarie Infrastructure Group	70,911	84
Metcash Ltd.	13,117	52
Mirvac Group REIT	18,442	26
National Australia Bank Ltd.	32,949	802
Newcrest Mining Ltd.	42,925	1,345
Nufarm Ltd.	12,236	120
OneSteel Ltd.	73,773	219
Orica Ltd.	30,759	713
Origin Energy Ltd.	25,507	383
OZ Minerals Ltd. (a)	257,244	269
Perpetual Ltd.	691	23
Qantas Airways Ltd.	15,466	41
QBE Insurance Group Ltd.	24,116	550
Rio Tinto Ltd.	24,575	1,626
Santos Ltd.	18,197	229
Sims Metal Management Ltd.	13,626	267
Sonic Healthcare Ltd.	7,528	104
Stockland REIT	27,296	96
Suncorp-Metway Ltd.	25,441	196
TABCORP Holdings Ltd.	14,239	88
Tatts Group Ltd.	18,850	41
Telstra Corp. Ltd.	99,265	304
Toll Holdings Ltd.	15,843	123
Transurban Group	30,929	153
Wesfarmers Ltd.	31,670	881
Westfield Group REIT	34,221	382
Westpac Banking Corp.	52,071	1,172
Woodside Petroleum Ltd.	16,215	682
Woolworths Ltd.	34,418	862
WorleyParsons Ltd.	2,684	70
		32,725
Austria (0.6%)
Erste Group Bank AG	25,630	950
OMV AG	7,879	345
Raiffeisen International Bank Holding AG	10,046	569
Telekom Austria AG	32,532	464
Verbund-Oesterreichische Elektrizitaetswirtschafts AG, Class A	6,222	264
Vienna Insurance Group	4,033	207
Voestalpine AG	12,630	460
		3,259
Belgium (0.6%)
Anheuser-Busch InBev N.V.	24,388	1,260
Anheuser-Busch InBev N.V. VVPR (a)	17,784	—	@
Belgacom S.A. (c)	6,959	251
Cie Nationale a Portefeuille (c)	3,343	178
Fortis (a)	23,445	87
Groupe Bruxelles Lambert S.A.	7,682	723
Solvay S.A.	3,489	376
UCB S.A. (c)	4,984	209
Umicore	7,292	243
		3,327
Brazil (1.7%)
All America Latina Logistica S.A.	43,200	401
Banco Bradesco S.A. (Preference)	28,122	609
Banco do Brasil S.A.	39,800	671
BM&F Bovespa S.A.	21,600	150
Bradespar S.A. (Preference)	3,264	71
BRF - Brasil Foods S.A.	31,524	825
Centrais Electricas Brasileiras S.A. (Preference), Class B	15,022	279
Cia Energetica de Minas Gerais S.A. (Preference)	9,532	173
Cia Siderurgica Nacional S.A.	7,800	250
Cyrela Brazil Realty S.A.	71,400	990
Empresa Brasileira de Aeronautica S.A.	9,100	50

The accompanying notes are an integral part of the financial statements.	11

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Brazil (cont’d)
Gerdau S.A. (Preference)	8,897	$ 151
Investimentos Itau S.A. (Preference)	36,942	249
Itau Unibanco Holding S.A.	29,971	678
Lojas Renner S.A.	48,400	1,079
Metalurgica Gerdau S.A.	4,083	81
Petroleo Brasileiro S.A. (Preference)	45,522	965
Petroleo Brasiliero S.A. Petrobas	32,500	776
Redecard S.A.	6,000	99
Tele Norte Leste Participacoes S.A. (Preference)	7,853	168
Usinas Siderurgicas de Minas Gerais S.A. (Preference), Class A	4,478	126
Vale S.A.	9,400	272
Vale S.A. (Preference), Class A	13,872	344
		9,457
Canada (0.0%)
Thomson Reuters Corp.	609	20
Denmark (0.6%)
AP Moller - Maersk A/S, Class B	89	622
DSV A/S (a)	14,550	261
Novo-Nordisk A/S, Class B	22,177	1,419
Novozymes A/S, Class B	2,726	283
Vestas Wind Systems A/S (a)	13,894	850
		3,435
Finland (1.1%)
Fortum Oyj	23,056	625
Kesko Oyj, Class B (c)	10,179	336
Kone Oyj, Class B	7,769	332
Metso Oyj	8,028	282
Neste Oil Oyj	6,740	120
Nokia Oyj	195,343	2,508
Outokumpu Oyj (c)	9,511	179
Rautaruukki Oyj (c)	5,946	136
Sampo Oyj, Class A	20,608	500
Stora Enso Oyj, Class R (a)(c)	40,132	281
UPM-Kymmene Oyj (c)	34,907	415
Wartsila Oyj (c)	3,532	141
		5,855
France (8.0%)
Accor S.A.	7,917	430
Air Liquide S.A.	12,978	1,532
Alcatel-Lucent (a)(c)	58,468	196
Alstom S.A. (c)	20,384	1,416
ArcelorMittal	37,233	1,689
Atos Origin S.A. (a)	975	44
AXA S.A.	77,301	1,828
BNP Paribas	48,966	3,864
Bouygues S.A. (c)	9,257	483
Cap Gemini S.A.	5,854	265
Carrefour S.A.	41,238	1,983
Casino Guichard Perrachon S.A. (c)	4,831	433
Cie de Saint-Gobain (c)	10,005	537
Cie Generale de Geophysique-Veritas (a)(c)	14,514	310
Cie Generale d’Optique Essilor International S.A. (c)	11,209	667
CNP Assurances	2,193	212
Compagnie Generale des Etablissements Michelin, Class B (c)	6,205	476
Credit Agricole S.A. (c)	31,119	543
Dassault Systemes S.A.	2,530	144
Electricite de France	187	11
Eurazeo (c)	1,989	139
European Aeronautic Defense & Space Co. N.V.	8,038	161
Fonciere Des Regions REIT (c)	1,185	121
France Telecom S.A.	62,962	1,572
GDF Suez S.A.	19,506	846
Gecina S.A. REIT (c)	954	103
Groupe Danone	18,106	1,103
Hermes International (c)	2,484	330
ICADE REIT	1,000	95
Imerys S.A.	1,510	90
Klepierre REIT (c)	4,414	180
Lafarge S.A.	11,515	947
Lagardere S.C.A. (c)	6,706	271
L’Oreal S.A.	2,329	259
LVMH Moet Hennessy Louis Vuitton S.A.	9,599	1,078
Neopost S.A. (c)	1,320	109
Pernod-Ricard S.A.	1,205	103
Peugeot S.A. (a)(c)	7,232	242
PPR	1,910	229
Publicis Groupe S.A. (c)	3,254	132
Renault S.A. (a)	7,083	361
Safran S.A. (c)	3,452	67
Sanofi-Aventis S.A.	34,527	2,706
Schneider Electric S.A.	9,192	1,065
SCOR SE	8,945	223
Societe BIC S.A.	1,379	95
Societe Generale	27,991	1,937
Societe Television Francaise 1	8,062	149
Sodexo	3,803	217
Technip S.A.	24,045	1,685
Thales S.A.	3,611	185
Total S.A.	109,076	6,990
Unibail-Rodamco SE REIT (c)	4,199	924
Vallourec S.A.	1,749	318
Veolia Environnement (c)	18,504	608
Vinci S.A.	9,243	518
Vivendi S.A.	30,945	914
		44,135
Germany (6.5%)
Adidas AG	6,743	364
Allianz SE (Registered)	15,376	1,914
BASF SE	37,064	2,299
Bayer AG	30,681	2,452
Bayerische Motoren Werke AG	7,594	345

12	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Germany (cont’d)
Beiersdorf AG (c)	1,968	$ 129
Celesio AG (c)	3,757	95
Commerzbank AG (a)(c)	13,862	116
Daimler AG (c)	47,570	2,542
Deutsche Bank AG (Registered) (c)	25,646	1,808
Deutsche Boerse AG (c)	9,411	782
Deutsche Lufthansa AG (Registered) (c)	9,453	159
Deutsche Post AG (Registered) (c)	30,114	579
Deutsche Postbank AG (a)	2,892	94
Deutsche Telekom AG (c)	102,390	1,512
E.ON AG	103,062	4,303
Fresenius Medical Care AG & Co. KGaA	8,730	462
GEA Group AG	5,541	123
Henkel KGaA (Non-Voting Shares)	2,916	152
Hochtief AG	1,529	117
K&S AG (c)	12,979	746
Linde AG	7,620	917
MAN SE	3,666	286
Merck KGaA	1,673	156
Metro AG (c)	10,612	647
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (c)	7,067	1,102
Porsche Automobil Holding SE (Non-Voting Shares)	7,142	449
Puma AG Rudolf Dassler Sport	314	104
RWE AG	15,706	1,526
RWE AG (Non-Voting Shares) (c)	1,206	108
SAP AG (c)	38,136	1,799
Siemens AG (Registered) (c)	57,607	5,284
ThyssenKrupp AG	11,702	441
TUI AG (a)	5,333	44
Volkswagen AG (c)	9,152	1,012
Volkswagen AG (Non-Voting Shares)	5,422	510
		35,478
Hong Kong (3.2%)
Agile Property Holdings Ltd.	485,280	703
Bank of East Asia Ltd.	92,757	364
BOC Hong Kong Holdings Ltd.	230,000	517
Cathay Pacific Airways Ltd. (a)	57,000	106
Chaoda Modern Agriculture Holdings Ltd. (c)	294,904	313
Cheung Kong Holdings Ltd.	80,000	1,026
Cheung Kong Infrastructure Holdings Ltd.	17,000	65
China Resources Enterprise Ltd.	170,000	616
China Resources Land Ltd.	241,000	543
China Travel International Investment Hong Kong Ltd.	1,278,000	379
CLP Holdings Ltd.	80,500	544
Esprit Holdings Ltd.	95,809	631
Genting Singapore plc (a)(c)	175,000	160
Hang Lung Group Ltd.	47,000	233
Hang Lung Properties Ltd.	369,500	1,444
Hang Seng Bank Ltd.	49,800	733
Henderson Land Development Co., Ltd.	63,000	469
Hong Kong & China Gas Co., Ltd.	171,000	427
Hong Kong Exchanges & Clearing Ltd.	42,600	758
HongKong Electric Holdings	51,500	280
Hopewell Holdings Ltd.	35,500	114
Hutchison Whampoa Ltd.	94,000	643
Hysan Development Co., Ltd.	32,664	92
Kerry Properties Ltd.	45,500	230
Li & Fung Ltd.	346,000	1,424
Li Ning Co. Ltd. (c)	156,000	590
Link (The) REIT	112,531	286
MTR Corp.	62,889	216
New World Development Ltd.	147,853	302
Noble Group Ltd.	57,000	131
NWS Holdings Ltd.	7,219	13
Shangri-La Asia Ltd.	6,000	11
Sino Land Co., Ltd.	104,159	201
Sun Hung Kai Properties Ltd.	119,500	1,773
Swire Pacific Ltd., Class A	45,500	549
Wharf Holdings Ltd.	82,000	469
Wheelock & Co., Ltd.	57,000	173
Wing Hang Bank Ltd.	8,000	74
Yue Yuen Industrial Holdings Ltd.	28,000	81
		17,683
Indonesia (1.0%)
Astra Agro Lestari Tbk PT	32,500	78
Astra International Tbk PT	582,500	2,140
Bank Central Asia Tbk PT	886,500	456
Bank Danamon Indonesia Tbk PT	233,500	113
Bank Mandiri Tbk PT	497,000	249
Bank Rakyat Indonesia Tbk PT	422,000	341
Bumi Resources Tbk PT	1,255,000	324
Indosat Tbk PT	115,500	58
International Nickel Indonesia Tbk PT	172,500	67
Lippo Karawaci Tbk PT (a)	778,500	42
Perusahaan Gas Negara PT	717,000	296
Semen Gresik Persero Tbk PT	107,000	86
Tambang Batubara Bukit Asam Tbk PT	61,000	112
Telekomunikasi Indonesia Tbk PT	728,000	728
Unilever Indonesia	137,000	161
United Tractors Tbk PT	116,000	192
		5,443
Ireland (0.1%)
Experian plc	34,498	341
Italy (1.9%)
Assicurazioni Generali S.p.A. (c)	63,016	1,689
Banco Popolare S.C. (a)	441	3
Enel S.p.A.	3,756	22
ENI S.p.A.	151,441	3,855
Intesa Sanpaolo S.p.A. (a)	425,800	1,908
Mediobanca S.p.A. (a)(c)	5,584	66
Saipem S.p.A	48,164	1,655
Telecom Italia S.p.A.	10,225	16

The accompanying notes are an integral part of the financial statements.	13

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Italy (cont’d)
UniCredit S.p.A. (a)	303,326	$ 1,009
Unione di Banche Italiane SCPA	468	7
		10,230
Japan (16.5%)
77Bank Ltd. (The)	30,000	159
Acom Co., Ltd. (c)	2,180	33
Advantest Corp. (c)	11,390	296
Aeon Co., Ltd. (c)	23,000	186
Aeon Credit Service Co., Ltd. (c)	2,600	25
Aeon Mall Co., Ltd. (c)	400	8
Aioi Insurance Co., Ltd.	3,000	14
Ajinomoto Co., Inc.	38,400	362
Amada Co., Ltd.	16,000	99
Aozora Bank Ltd. (a)	3,100	3
Asahi Breweries Ltd.	11,600	213
Asahi Glass Co., Ltd. (c)	69,800	654
Asahi Kasei Corp.	68,000	340
Astellas Pharma, Inc.	23,500	875
Bank of Kyoto Ltd. (The)	12,000	97
Bank of Yokohama Ltd. (The)	74,000	335
Benesse Holdings, Inc.	3,300	138
Bridgestone Corp.	45,800	803
Canon, Inc.	59,300	2,507
Casio Computer Co., Ltd. (c)	20,000	159
Central Japan Railway Co.	75	500
Chiba Bank Ltd. (The)	31,000	185
Chubu Electric Power Co., Inc. (c)	14,000	334
Chugai Pharmaceutical Co., Ltd.	12,207	227
Chuo Mitsui Trust Holdings, Inc.	27,545	92
Citizen Holdings Co., Ltd.	22,900	130
Coca-Cola West Co., Ltd. (c)	600	11
Credit Saison Co., Ltd. (c)	3,800	43
Dai Nippon Printing Co., Ltd. (c)	22,600	285
Daicel Chemical Industries Ltd. (c)	9,000	53
Daiichi Sankyo Co., Ltd.	31,900	667
Daikin Industries Ltd.	9,900	386
Daito Trust Construction Co., Ltd.	6,800	321
Daiwa House Industry Co., Ltd.	34,600	370
Daiwa Securities Group, Inc.	76,000	381
Denki Kagaku Kogyo KK	28,000	125
Denso Corp.	32,850	985
DIC Corp. (c)	49,000	83
Dowa Holdings, Co., Ltd. (c)	34,000	189
East Japan Railway Co.	18,600	1,174
Eisai Co., Ltd.	10,802	396
FamilyMart Co., Ltd. (c)	3,300	97
Fanuc Ltd.	10,400	967
Fast Retailing Co., Ltd.	4,500	840
Fuji Electric Holdings Co., Ltd. (a)	15,000	26
Fuji Media Holdings, Inc.	28	39
FUJIFILM Holdings Corp.	28,200	842
Fujitsu Ltd.	105,200	677
Fukuoka Financial Group, Inc.	45,000	156
Furukawa Electric Co., Ltd.	35,800	149
Gunma Bank Ltd. (The)	2,000	10
Hachijuni Bank Ltd. (The)	2,000	12
Hirose Electric Co., Ltd.	1,700	177
Hiroshima Bank Ltd. (The)	5,000	19
Hitachi Construction Machinery Co., Ltd. (c)	2,400	63
Hitachi Ltd. (a)	193,000	591
Hokkaido Electric Power Co., Inc.	3,000	54
Hokuhoku Financial Group, Inc.	82,000	167
Honda Motor Co., Ltd.	78,204	2,644
Hoya Corp.	23,800	631
Ibiden Co., Ltd.	7,100	253
IHI Corp. (a)	66,000	105
Inpex Corp.	27	203
Isetan Mitsukoshi Holdings Ltd. (c)	16,680	150
Ito En Ltd.	1,900	28
Itochu Corp.	90,000	662
Itochu Techno-Solutions Corp.	2,500	67
J Front Retailing Co., Ltd.	22,000	97
Jafco Co., Ltd. (c)	300	7
Japan Airlines Corp. (a)(c)	51,000	37
Japan Prime Realty Investment Corp. REIT	3	6
Japan Real Estate Investment Corp. REIT	22	161
Japan Retail Fund Investment Corp. REIT (c)	22	98
Japan Tobacco, Inc.	198	668
JFE Holdings, Inc.	20,800	819
JGC Corp.	15,000	276
Joyo Bank Ltd. (The)	59,000	236
JS Group Corp.	13,800	237
JSR Corp.	8,500	172
Kajima Corp. (c)	73,400	147
Kamigumi Co., Ltd.	1,000	7
Kaneka Corp.	14,000	89
Kansai Electric Power Co., Inc. (The)	20,100	453
Kao Corp.	30,400	710
Kawasaki Heavy Industries Ltd. (c)	61,000	154
Kawasaki Kisen Kaisha Ltd. (a)	5,000	14
Keihin Electric Express Railway Co., Ltd. (c)	20,000	146
Keio Corp. (c)	12,000	72
Keyence Corp.	2,330	480
Kikkoman Corp. (c)	8,000	98
Kinden Corp.	1,000	8
Kintetsu Corp. (c)	87,200	289
Kirin Holdings Co., Ltd.	27,400	437
Kobe Steel Ltd. (a)	109,000	197
Komatsu Ltd.	60,200	1,255
Konami Corp. (c)	6,600	118
Konica Minolta Holdings, Inc.	26,500	272
Kubota Corp. (c)	82,000	754
Kuraray Co., Ltd.	19,500	228
Kurita Water Industries Ltd. (c)	4,000	125

14	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont’d)
Kyocera Corp.	9,400	$ 829
Kyowa Hakko Kirin Co., Ltd.	15,028	158
Kyushu Electric Power Co., Inc.	8,700	179
Lawson, Inc.	3,100	137
Leopalace21 Corp. (a)(c)	6,600	27
Mabuchi Motor Co., Ltd. (c)	2,200	108
Marubeni Corp.	150,000	817
Marui Group Co., Ltd. (c)	22,000	135
Matsui Securities Co., Ltd. (c)	9,900	69
MEIJI Holdings Co., Ltd. (a)(c)	1,506	57
Minebea Co., Ltd.	26,000	141
Mitsubishi Chemical Holdings Corp.	50,000	211
Mitsubishi Corp.	81,700	2,031
Mitsubishi Electric Corp. (a)	116,800	862
Mitsubishi Estate Co., Ltd.	44,000	698
Mitsubishi Heavy Industries Ltd. (c)	198,000	695
Mitsubishi Logistics Corp. (c)	5,000	59
Mitsubishi Materials Corp. (a)	105,000	257
Mitsubishi Rayon Co., Ltd.	29,000	116
Mitsubishi UFJ Financial Group, Inc. (o)	370,946	1,816
Mitsubishi UFJ Lease & Finance Co., Ltd. (o)	600	18
Mitsui & Co., Ltd.	99,700	1,411
Mitsui Chemicals, Inc.	28,000	72
Mitsui Fudosan Co., Ltd.	31,400	527
Mitsui Mining & Smelting Co., Ltd. (a)(c)	65,000	168
Mitsui OSK Lines Ltd.	9,000	47
Mitsui Sumitomo Insurance Group Holdings, Inc.	17,400	442
Mizuho Financial Group, Inc.	433,300	775
Mizuho Securities Co., Ltd.	32,000	96
Mizuho Trust & Banking Co., Ltd. (a)	6,000	6
Murata Manufacturing Co., Ltd.	11,700	578
Namco Bandai Holdings, Inc.	2,200	21
NEC Corp. (a)	137,400	354
NGK Insulators Ltd. (c)	21,600	470
NGK Spark Plug Co., Ltd. (c)	12,000	135
Nidec Corp.	6,200	570
Nikon Corp.	15,900	314
Nintendo Co., Ltd.	4,500	1,067
Nippon Building Fund, Inc. REIT	27	205
Nippon Electric Glass Co., Ltd.	18,500	252
Nippon Express Co., Ltd.	45,800	187
Nippon Meat Packers, Inc. (c)	10,600	122
Nippon Mining Holdings, Inc.	29,500	126
Nippon Oil Corp.	87,800	406
Nippon Paper Group, Inc.	4,900	125
Nippon Sheet Glass Co., Ltd.	28,000	80
Nippon Steel Corp.	270,000	1,092
Nippon Telegraph & Telephone Corp.	14,400	566
Nippon Yusen KK	58,000	177
Nipponkoa Insurance Co., Ltd.	2,000	11
Nishi-Nippon City Bank Ltd. (The)	29,000	71
Nissan Chemical Industries Ltd.	9,000	128
Nissan Motor Co., Ltd. (a)	116,300	1,016
Nisshin Seifun Group, Inc. (c)	8,000	107
Nisshinbo Holdings, Inc.	4,000	37
Nissin Foods Holdings Co., Ltd.	4,000	130
Nitto Denko Corp.	11,400	406
Nomura Holdings, Inc.	107,000	789
Nomura Real Estate Holdings, Inc.	500	7
Nomura Real Estate Office Fund, Inc. REIT	1	5
Nomura Research Institute Ltd.	8,000	157
NSK Ltd. (c)	40,000	294
NTN Corp.	28,000	126
NTT Data Corp.	87	269
NTT DoCoMo, Inc.	196	273
NTT Urban Development Corp.	7	5
Obayashi Corp. (c)	47,000	160
Obic Co., Ltd.	650	106
OJI Paper Co., Ltd. (c)	62,400	260
Olympus Corp. (c)	6,500	209
Omron Corp.	13,300	237
Onward Holdings Co., Ltd. (c)	10,000	62
Oracle Corp. Japan (c)	2,600	108
Oriental Land Co., Ltd. (c)	3,400	223
ORIX Corp. (c)	590	40
Osaka Gas Co., Ltd.	52,600	177
Panasonic Corp.	103,400	1,479
Panasonic Electric Works Co., Ltd.	17,000	204
Promise Co., Ltd. (a)(c)	2,550	19
Resona Holdings, Inc. (c)	21,500	217
Ricoh Co., Ltd.	38,000	536
Rohm Co., Ltd.	8,200	532
Sanyo Electric Co., Ltd. (a)	88,000	162
Sapporo Hokuyo Holdings, Inc. (c)	2,000	7
Sapporo Holdings Ltd.	9,000	49
SBI Holdings, Inc.	475	84
Secom Co., Ltd.	8,700	412
Seiko Epson Corp. (c)	7,500	120
Sekisui Chemical Co., Ltd.	25,000	155
Sekisui House Ltd.	52,600	472
Seven & I Holdings Co., Ltd.	37,800	767
Sharp Corp.	42,200	531
Shimamura Co., Ltd.	1,200	114
Shimano, Inc.	5,200	208
Shimizu Corp. (c)	49,600	178
Shin-Etsu Chemical Co., Ltd.	21,996	1,240
Shinsei Bank Ltd. (a)	74,000	80
Shionogi & Co., Ltd. (c)	12,000	260
Shiseido Co., Ltd.	18,900	362
Shizuoka Bank Ltd. (The) (c)	27,000	234
Showa Denko KK	43,000	86
Showa Shell Sekiyu KK (c)	10,100	82
SMC Corp.	3,700	418
Softbank Corp.	47,800	1,117
Sompo Japan Insurance, Inc.	40,000	255
Sony Corp.	36,697	1,064

The accompanying notes are an integral part of the financial statements.	15

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont’d)
Sony Financial Holdings, Inc.	6	$ 16
Stanley Electric Co., Ltd.	4,600	92
Sumitomo Chemical Co., Ltd.	76,600	334
Sumitomo Corp.	59,800	602
Sumitomo Electric Industries Ltd.	37,400	464
Sumitomo Heavy Industries Ltd. (a)	28,000	141
Sumitomo Metal Industries Ltd.	162,000	432
Sumitomo Metal Mining Co., Ltd.	59,800	882
Sumitomo Mitsui Financial Group, Inc. (c)	21,600	616
Sumitomo Realty & Development Co., Ltd. (c)	14,000	263
Sumitomo Trust & Banking Co., Ltd. (The)	59,000	287
Suruga Bank Ltd.	1,000	9
T&D Holdings, Inc.	10,650	217
Taiheiyo Cement Corp. (a)	47,000	53
Taisei Corp.	72,000	123
Taisho Pharmaceutical Co., Ltd.	8,441	144
Takashimaya Co., Ltd.	20,000	126
Takeda Pharmaceutical Co., Ltd.	39,000	1,601
TDK Corp.	7,200	439
Teijin Ltd.	49,400	159
Terumo Corp.	10,200	610
THK Co., Ltd. (c)	3,000	53
Tobu Railway Co., Ltd. (c)	45,400	237
Toho Co., Ltd. (c)	4,500	73
Tohoku Electric Power Co., Inc.	11,900	235
Tokio Marine Holdings, Inc.	34,252	930
Tokyo Broadcasting System, Inc.	5,900	82
Tokyo Electric Power Co., Inc. (The)	29,100	729
Tokyo Electron Ltd. (c)	12,600	806
Tokyo Gas Co., Ltd.	60,600	242
Tokyo Tatemono Co., Ltd.	12,000	46
Tokyu Corp.	54,400	217
Tokyu Land Corp. (c)	2,000	7
TonenGeneral Sekiyu KK (c)	19,000	158
Toppan Printing Co., Ltd. (c)	22,600	183
Toray Industries, Inc. (c)	67,100	362
Toshiba Corp. (a)	167,000	921
Tosoh Corp. (c)	32,000	88
Toto Ltd. (c)	27,600	175
Toyo Seikan Kaisha Ltd. (c)	10,900	165
Toyoda Gosei Co., Ltd.	800	24
Toyota Industries Corp.	4,850	144
Toyota Motor Corp.	126,600	5,319
Trend Micro, Inc. (c)	6,600	251
Unicharm Corp.	2,000	187
UNY Co., Ltd. (c)	7,700	54
Ushio, Inc. (c)	3,100	52
USS Co., Ltd.	1,710	104
West Japan Railway Co.	26	87
Yahoo! Japan Corp.	1,042	311
Yakult Honsha Co., Ltd. (c)	5,500	166
Yamada Denki Co., Ltd. (c)	5,710	384
Yamaha Corp.	6,900	82
Yamaha Motor Co., Ltd. (a)(c)	2,800	35
Yamato Holdings Co., Ltd.	14,400	199
Yamazaki Baking Co., Ltd.	7,000	83
Yokogawa Electric Corp. (c)	14,800	129
		90,337
Luxembourg (0.1%)
Oriflame Cosmetics S.A.	6,989	417
Malaysia (0.0%)
YTL Corp. Bhd	670	1
Malta (0.0%)
BGP Holdings plc (a)(d)	72,261	—
Mexico (0.3%)
Desarrolladora Homex S.A.B. de C.V. ADR (a)(c)	14,300	481
Urbi Desarrollos Urbanos S.A.B de C.V. (a)	77,200	174
Wal-Mart de Mexico S.A.B. de C.V. (c)	280,217	1,249
		1,904
Netherlands (2.7%)
Aegon N.V. (a)(c)	103,372	659
Akzo Nobel N.V.	15,131	997
ASML Holding N.V.	22,764	774
Corio N.V. REIT	2,695	184
Fugro N.V. CVA	11,949	682
Heineken N.V.	13,278	629
ING Groep N.V. CVA (a)	92,039	890
Koninklijke Ahold N.V.	1,806	24
Koninklijke DSM N.V.	16,761	822
Koninklijke KPN N.V.	108,793	1,845
Koninklijke Philips Electronics N.V.	53,183	1,575
Reed Elsevier N.V.	40,092	492
SBM Offshore N.V. (c)	27,469	538
TNT N.V.	39,432	1,207
Unilever N.V. CVA	89,125	2,904
Wolters Kluwer N.V.	27,231	597
		14,819
New Zealand (0.0%)
Telecom Corp. of New Zealand Ltd.	19,672	36
Norway (1.8%)
DNB NOR ASA (a)	57,105	620
Norsk Hydro ASA (a)	78,707	654
Orkla ASA	70,280	686
Renewable Energy Corp. A.S. (a)(c)	10,500	80
SeaDrill Ltd. (c)	51,900	1,315
StatoilHydro ASA	70,578	1,761
Telenor ASA (a)	109,280	1,533
Yara International ASA (c)	74,988	3,395
		10,044
Poland (1.3%)
Asseco Poland S.A.	17,292	378
Bank Handlowy w Warszawie S.A. (a)	11,841	289
Bank Pekao S.A. (a)	12,636	712
Bank Zachodni WBK S.A. (a)	7,434	488
Getin Holding S.A. (a)	83,649	256

16	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Poland (cont’d)
Globe Trade Centre S.A. (a)	15,400	$ 137
KGHM Polska Miedz S.A.	30,679	1,134
PBG S.A. (a)	2,300	162
Polski Koncern Naftowy Orlen S.A. (a)	71,214	836
Polskie Gornictwo Naftowe I Gazownictwo S.A.	182,195	241
Powszechna Kasa Oszczednosci Bank Polski S.A.	127,056	1,671
Telekomunikacja Polska S.A.	176,492	973
		7,277
Portugal (0.2%)
Brisa Auto-Estradas de Portugal S.A.	27,808	284
Energias de Portugal S.A. (c)	34,167	151
Portugal Telecom SGPS S.A.	41,756	508
		943
Russia (1.6%)
Gazprom OAO ADR (c)	116,250	2,898
LUKOIL OAO ADR (c)	23,600	1,322
MMC Norilsk Nickel ADR (a)(c)	37,750	530
Mobile Telesystems OJSC ADR (c)	9,800	479
NovaTek OAO GDR	2,800	181
Polyus Gold Co. ADR (c)	6,600	179
Rosneft Oil Co. GDR	78,500	661
Surgutneftegaz ADR (c)	39,900	354
Tatneft GDR	13,767	400
Vimpel-Communications OJSC ADR	20,300	377
VTB Bank (OJSC) GDR	76,400	359
Wimm-Bill-Dann Foods OJSC ADR (a)(c)	37,200	887
		8,627
Singapore (0.9%)
Ascendas REIT	55,000	86
CapitaLand Ltd. (c)	91,000	270
CapitaMall Trust REIT	78,514	100
City Developments Ltd. (c)	20,741	169
ComfortDelgro Corp., Ltd.	63,538	74
DBS Group Holdings Ltd.	60,678	660
Fraser & Neave Ltd.	37,000	110
Golden Agri-Resources Ltd. (a)	197,315	71
Jardine Cycle & Carriage Ltd.	5,034	96
Keppel Corp. Ltd.	48,000	279
Olam International Ltd. (c)	45,000	84
Oversea-Chinese Banking Corp. Ltd.	89,758	578
SembCorp Industries Ltd.	39,183	102
SembCorp Marine Ltd.	35,000	91
Singapore Airlines Ltd.	29,010	306
Singapore Exchange Ltd. (c)	30,581	180
Singapore Press Holdings Ltd. (c)	53,083	138
Singapore Technologies Engineering Ltd.	46,000	106
Singapore Telecommunications Ltd.	286,115	630
United Overseas Bank Ltd.	41,448	577
Wilmar International Ltd.	48,000	218
		4,925
Spain (3.1%)
Abertis Infraestructuras S.A.	8,813	199
Acerinox S.A. (c)	4,018	83
ACS Actividades de Construccion y Servicios S.A.	225	11
Banco Bilbao Vizcaya Argentaria S.A.	204,614	3,706
Banco Popular Espanol S.A. (c)	27,649	202
Banco Santander S.A.	496,740	8,161
Criteria Caixacorp S.A.	10,084	48
Ferrovial S.A.	3,546	41
Gas Natural SDG S.A.	4,470	96
Iberdrola S.A. (c)	56,265	536
Inditex S.A. (c)	3,811	236
Indra Sistemas S.A. (c)	832	20
Mapfre S.A.	11,872	50
Repsol YPF S.A. (c)	25,520	681
Telefonica S.A.	110,188	3,071
Zardoya Otis S.A.	5,321	104
		17,245
Sweden (2.1%)
Alfa Laval AB (c)	14,789	204
Assa Abloy AB, Class B (c)	16,071	308
Atlas Copco AB, Class A (c)	63,479	928
Atlas Copco AB, Class B	19,194	249
Electrolux AB, Class B (a)	12,800	300
Getinge AB, Class B	14,547	276
Hennes & Mauritz AB, Class B	19,508	1,079
Holmen AB, Class B	3,400	87
Husqvarna AB, Class B (a)	12,800	94
Investor AB, Class B (c)	43,159	798
Lundin Petroleum AB (a)	11,785	93
Nordea Bank AB (c)	113,469	1,149
Sandvik AB (c)	52,290	627
Securitas AB, Class B (c)	800	8
Skanska AB, Class B	15,972	272
SKF AB, Class B (c)	16,200	278
Ssab Svenskt Stal AB, Class A (c)	11,481	194
Svenska Cellulosa AB, Class B	37,666	503
Svenska Handelsbanken AB, Class A	25,083	717
Swedish Match AB	13,822	302
Tele2 AB, Class B	9,285	142
Telefonaktiebolaget LM Ericsson, Class B	183,200	1,685
TeliaSonera AB	94,172	680
Volvo AB, Class A	23,475	199
Volvo AB, Class B (c)	56,409	481
		11,653
Switzerland (7.3%)
ABB Ltd. (Registered) (a)(c)	157,935	3,021
Baloise Holding AG	2,820	235
Compagnie Financiere Richemont S.A.	39,486	1,321
Credit Suisse Group AG (Registered)	62,326	3,070
GAM Holding Ltd. (c)	14,805	180
Geberit AG (Registered)	1,743	309

The accompanying notes are an integral part of the financial statements.	17

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
Switzerland (cont’d)
Givaudan S.A. (Registered)	366	$ 291
Holcim Ltd. (Registered) (a)(c)	17,019	1,319
Julius Baer Group Ltd.	14,805	517
Logitech International S.A. (Registered) (a)(c)	9,587	165
Lonza Group AG (Registered) (c)	1,429	100
Nestle S.A. (Registered)	181,613	8,823
Nobel Biocare Holding AG (Registered)	8,814	295
Novartis AG (Registered)	92,921	5,063
Pargesa Holding S.A.	500	44
Roche Holding AG (Genusschein)	27,946	4,754
Schindler Holding AG	2,791	214
STMicroelectronics N.V. (c)	24,716	224
Straumann Holding AG (Registered) (c)	577	163
Swatch Group AG (The)	3,150	151
Swatch Group AG (The), Class B	3,030	763
Swiss Life Holding AG (a)	1,248	158
Swiss Reinsurance (Registered)	23,896	1,145
Swisscom AG (Registered)	1,138	434
Syngenta AG (Registered)	14,405	4,036
Synthes, Inc.	4,449	583
UBS AG (Registered) (a)	84,331	1,295
Zurich Financial Services AG (Registered)	6,992	1,520
		40,193
Turkey (1.6%)
Akbank T.A.S.	162,970	1,031
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	51,804	580
BIM Birlesik Magazalar A.S.	8,248	382
Enka Insaat ve Sanayi A.S.	85,972	395
Eregli Demir ve Celik Fabrikalari T.A.S. (a)	145,705	437
Haci Omer Sabanci Holding A.S.	90,909	350
KOC Holding A.S. (a)	87,216	257
Tupras Turkiye Petrol Rafine	30,158	597
Turk Telekomunikasyon A.S.	117,600	358
Turkcell Iletisim Hizmet A.S.	139,711	983
Turkiye Garanti Bankasi A.S.	340,481	1,446
Turkiye Halk Bankasi A.S.	55,300	440
Turkiye Is Bankasi A.S., Class C	210,802	888
Turkiye Vakiflar Bankasi T.A.O., Class D (a)	141,245	400
Yapi ve Kredi Bankasi A.S. (a)	151,955	334
		8,878
United Kingdom (17.5%)
3I Group plc	38,975	176
Admiral Group plc	8,827	168
Aggreko plc	27,603	411
AMEC plc	59,874	760
Anglo American plc (a)	45,093	1,952
Antofagasta plc	26,092	414
AstraZeneca plc	57,486	2,701
Aviva plc	136,416	864
BAE Systems plc	158,630	914
Balfour Beatty plc	24,916	104
Barclays plc	328,637	1,448
Berkeley Group Holdings plc (a)	4,297	56
BG Group plc	177,539	3,179
BHP Billiton plc	30,993	990
BP plc	1,033,100	9,991
British Airways plc (a)	42,826	128
British American Tobacco plc	77,736	2,522
British Land Co. plc REIT	44,225	339
British Sky Broadcasting Group plc	99,848	899
BT Group plc	475,069	1,029
Bunzl plc	20,471	222
Burberry Group plc	23,273	223
Cadbury plc	44,622	574
Capita Group plc (The)	8,758	106
Carnival plc (a)	8,458	289
Centrica plc	158,610	716
Charter International plc	30,849	357
Cobham plc	55,949	225
Compass Group plc	103,888	742
Diageo plc	113,643	1,982
Firstgroup plc	29,220	199
G4S plc	17,197	72
GlaxoSmithKline plc	216,685	4,590
Hammerson plc REIT	35,435	241
Home Retail Group plc	29,904	136
HSBC Holdings plc	801,782	9,150
ICAP plc	8,511	59
Imperial Tobacco Group plc	30,916	974
Intercontinental Hotels Group plc	17,451	250
International Power plc	21,759	108
Invensys plc	29,780	143
Investec plc	11,541	79
J. Sainsbury plc	54,871	285
Johnson Matthey plc	10,274	254
Kingfisher plc	42,716	157
Ladbrokes plc	29,776	65
Land Securities Group plc REIT	38,932	427
Legal & General Group plc	351,974	453
Liberty International plc REIT	22,973	189
Lloyds Banking Group plc (a)	485,366	390
London Stock Exchange Group plc	1,887	22
Man Group plc	160,082	787
Marks & Spencer Group plc	57,887	376
National Grid plc	179,297	1,960
Next plc	8,917	297
Old Mutual plc (a)	262,692	459
Pearson plc	45,276	651
Petrofac Ltd.	37,300	621
Prudential plc	117,963	1,202
Reckitt Benckiser Group plc	27,948	1,514
Reed Elsevier plc	61,867	508
Rexam plc	32,224	151
Rio Tinto plc	34,083	1,837

18	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont’d)
Rolls-Royce Group plc (a)	86,497	$ 675
Royal Bank of Scotland Group plc (a)	837,831	393
Royal Dutch Shell plc, Class A	196,853	5,943
Royal Dutch Shell plc, Class B	144,558	4,212
RSA Insurance Group plc	178,752	348
SABMiller plc	43,048	1,262
Sage Group plc (The)	75,435	268
Schroders plc	5,948	127
Scottish & Southern Energy plc	79,182	1,480
Segro plc REIT	35,834	198
Serco Group plc	6,990	59
Severn Trent plc	26,238	458
Smith & Nephew plc	127,242	1,307
Smiths Group plc	19,042	312
Standard Chartered plc	95,411	2,389
Standard Life plc	100,367	348
Tesco plc	308,257	2,118
TI Automotive Ltd., Class A (a)(d)	1,505	—
Tomkins plc	49,813	154
Unilever plc	45,870	1,468
United Utilities Group plc	10,760	86
Vodafone Group plc	2,947,213	6,825
Whitbread plc	10,255	231
Wolseley plc (a)	2,954	59
WPP plc	173,599	1,695
Xstrata plc (a)	48,109	847
		96,349
Total Common Stocks (Cost $443,349)		485,036

	No. of Rights
Rights (0.0%)
Australia (0.0%)
Woodside Petroleum Ltd., expires 2/11/10 (a)	1,351	6
Belgium (0.0%)
Fortis, expires 12/31/49 (a)(d)	94,211	—
Japan (0.0%)
Dowa Holdings, Co., Ltd., expires 1/29/10 (a)(d)	49,000	—
Total Rights (Cost $—)		6

	No. of Warrants
Warrants (0.0%)
France (0.0%)
Fonciere Des Regions, expires 12/31/10 (a)(c)	1,185	1
Italy (0.0%)
Mediobanca S.p.A., expires 3/18/11 (a)	5,319	1
Unione Di Banche Italiane SCPA, expires 6/30/11 (a)	468	—	@
		1
Total Warrants (Cost $—)		2

	Shares
Short-Term Investments (19.5%)
Securities held as Collateral on Loaned Securities (9.9%)
Investment Company (8.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o)	46,735,056	46,735

	Face Amount (000)
Repurchase Agreement (1.4%)

Deutsche Bank Securities, Inc., 0.01%, dated 12/31/09, due 1/4/10, repurchase price $7,361; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Adjustable Rate Mortgages, 2.63% to 6.56%, due 11/1/22 to 6/1/38; Federal Home Loan Mortgage Corp., Gold Pool,

Fixed Rate Mortgages, 3.50% to 7.50%, due 8/1/13 to 2/1/48; Federal National Mortgage Association, Adjustable Rate Mortgages, 2.52% to 6.29%, due 3/1/18 to 9/1/47; Federal National Mortgage Association, Fixed Rate Mortgages, 4.31% to 4.92%, due 6/1/19 to 12/1/19; Government National Mortgage Association, Adjustable Rate Mortgages, 0.86% to 4.38%, due 8/20/27 to 12/20/58; Government National Mortgage Association, Fixed Rate Mortgages, 3.50% to 7.50%, due 10/15/18 to 5/15/44, valued at $7,509.

	$ 7,361	7,361
		54,096

	Shares
Investment Company (9.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o)	52,710,535	52,711
Total Short-Term Investments (Cost $106,807)		106,807
Total Investments (107.8%) (Cost $550,156) — Including $51,787 of Securities Loaned (v)		591,851
Liabilities in Excess of Other Assets (-7.8%)		(42,788)
Net Assets (100%)		$549,063

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2009.
(d)

At December 31, 2009, the Portfolio held $0 of fair valued securities, representing 0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(o)

See Note G to the financial statements regarding investment in Mitsubishi UFJ Financial Group, Inc., Mitsubishi UFJ Lease & Finance Co., Ltd. and Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

The accompanying notes are an integral part of the financial statements.	19

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

(v)

The approximate market value and percentage of total investments, $481,371,000 and 81.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

@	Value is less than $500.
ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
VVPR	Verminderde Voorheffing Precompte Reduit

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
CHF	1,139	$ 1,101	1/14/10	USD	1,100	$ 1,100	$ (1)
EUR	206	295	1/14/10	USD	300	300	5
HKD	126,731	16,346	1/14/10	USD	16,348	16,348	2
JPY	2,229,711	23,942	1/14/10	USD	24,863	24,863	921
JPY	742,833	7,977	1/14/10	USD	8,301	8,301	324
JPY	1,725,234	18,524	1/14/10	USD	19,206	19,206	682
JPY	4,320,536	46,392	1/14/10	USD	48,102	48,102	1,710
USD	11,750	11,750	1/14/10	AUD	12,979	11,648	(102)
USD	2,203	2,203	1/14/10	CHF	2,293	2,217	14
USD	744	744	1/14/10	EUR	511	733	(11)
USD	2,991	2,991	1/14/10	EUR	2,056	2,948	(43)
USD	3,373	3,373	1/14/10	EUR	2,316	3,320	(53)
USD	16,380	16,380	1/14/10	EUR	11,247	16,123	(257)
USD	6,663	6,663	1/14/10	EUR	4,579	6,564	(99)
USD	8,432	8,432	1/14/10	EUR	5,809	8,328	(104)
USD	5,569	5,569	1/14/10	EUR	3,833	5,495	(74)
USD	12,870	12,870	1/14/10	JPY	1,153,494	12,386	(484)
USD	8,954	8,954	1/14/10	JPY	802,531	8,617	(337)
USD	37,346	37,346	1/14/10	JPY	3,356,531	36,041	(1,305)
USD	30,446	30,446	1/14/10	JPY	2,729,825	29,312	(1,134)
USD	311	311	1/14/10	JPY	27,972	300	(11)
		$262,609				$262,252	$ (357)

AUD	—	Australian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
USD	—	United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
DAX Index (Germany)	77	$16,446	Mar-10	$ 485
DJ Euro STOXX 50 (Germany)	508	21,643	Mar-10	676
FTSE 100 IDX (United Kingdom)	9	779	Mar-10	16
H-Shares IDX (Hong Kong)	142	11,711	Jan-10	18
MSCI Sing IX ETS (Singapore)	60	2,985	Jan-10	62
SGX CNX Nifty ETS (Singapore)	571	5,961	Jan-10	85
TOPIX Index Future (Japan)	55	5,342	Mar-10	109
				$1,451

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$ —	$ 2,383	$—		$ 2,383
Air Freight & Logistics	—	2,108	—		2,108
Airlines	—	777	—		777
Auto Components	—	2,659	—	†	2,659
Automobiles	—	16,615	—		16,615
Beverages	—	7,008	—		7,008
Biotechnology	—	391	—		391
Building Products	—	2,686	—		2,686
Capital Markets	—	9,426	—		9,426
Chemicals	—	21,782	—		21,782
Commercial Banks	—	66,110	—		66,110
Commercial Services & Supplies	—	1,741	—		1,741
Communications Equipment	—	4,389	—		4,389
Computers & Peripherals	—	2,237	—		2,237
Construction & Engineering	—	2,744	—		2,744
Construction Materials	—	3,058	—		3,058
Consumer Finance	—	160	—		160

20	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

Fair Value Measurement Information: (cont’d)

	Level 1	Level 2	Level 3
Investment Type	Quoted prices (000)	Other significant observable inputs (000)	Significant unobservable inputs (000)		Total (000)
Common Stocks (cont’d)
Containers & Packaging	$ —	$ 724	$—		$ 724
Distributors	—	2,136	—		2,136
Diversified Consumer Services	—	138	—		138
Diversified Financial Services	—	5,685	—	†	5,685
Diversified Telecommunication Services	377	16,820	—		17,197
Electric Utilities	—	10,717	—		10,717
Electrical Equipment	—	8,189	—		8,189
Electronic Equipment, Instruments & Components	—	6,246	—		6,246
Energy Equipment & Services	—	7,636	—		7,636
Food & Staples Retailing	1,249	9,328	—		10,577
Food Products	887	17,537	—		18,424
Gas Utilities	—	1,238	—		1,238
Health Care Equipment & Supplies	—	4,167	—		4,167
Health Care Providers & Services	—	661	—		661
Hotels, Restaurants & Leisure	—	3,244	—		3,244
Household Durables	655	5,462	—		6,117
Household Products	—	2,724	—		2,724
Independent Power Producers & Energy Traders	—	108	—		108
Industrial Conglomerates	—	9,893	—		9,893
Information Technology Services	—	1,109	—		1,109
Insurance	—	18,605	—		18,605
Internet & Catalog Retail	—	136	—		136
Internet Software & Services	—	311	—		311
Leisure Equipment & Products	—	625	—		625
Life Science Tools & Services	—	100	—		100
Machinery	—	11,409	—		11,409
Marine	—	860	—		860
Media	20	6,697	—		6,717
Metals & Mining	—	33,372	—		33,372
Multiline Retail	—	2,522	—		2,522
Multi-Utilities	—	6,024	—		6,024
Office Electronics	—	3,424	—		3,424
Oil, Gas & Consumable Fuels	—	49,198	—		49,198
Paper & Forest Products	—	1,671	—		1,671
Personal Products	—	1,167	—		1,167
Pharmaceuticals	—	28,378	—		28,378
Professional Services	—	447	—		447
Real Estate Investment Trusts (REITs)	—	4,583	—		4,583
Real Estate Management & Development	—	11,327	—		11,327
Road & Rail	—	4,060	—		4,060
Semiconductors & Semiconductor Equipment	—	2,632	—		2,632
Software	—	4,133	—		4,133
Specialty Retail	—	3,545	—		3,545
Textiles, Apparel & Luxury Goods	—	5,134	—		5,134
Tobacco	—	4,466	—		4,466
Trading Companies & Distributors	—	5,935	—		5,935
Transportation Infrastructure	—	858	—		858
Water Utilities	—	458	—		458
Wireless Telecommunication Services	479	9,256	—		9,735
Total Common Stocks	3,667	481,369	—	†	485,036
Foreign Currency Exchange Contracts	—	3,658	—		3,658
Futures	1,451	—	—		1,451
Rights	—	6	—	†	6
Short-Term Investments
Investment Company	99,446	—	—		99,446
Repurchase Agreement	—	7,361	—		7,361
Total Short-Term Investments	99,446	7,361	—		106,807
Warrants	—	2	—		2
Total Assets	104,564	492,396	—	†	596,960
Liabilities:
Foreign Currency Exchange Contracts	—	4,015	—		4,015
Total Liabilities	—	4,015	—		4,015
Total	$104,564	$488,381	$—	†	$592,945

The accompanying notes are an integral part of the financial statements.	21

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

Fair Value Measurement Information: (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Common Stocks (000)		Rights (000)
Balance as of 12/31/08	$ 22		$—	†
Accrued discounts/premiums	—		—
Realized gain (loss)	—		—
Change in unrealized appreciation (depreciation)	—		—
Net purchases (sales)	—		—
Net transfers in and/or out of Level 3	(22)		—
Balance as of 12/31/09	$ —	†	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.	$ —		$—

†  Includes a security which is valued at zero.

22	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

Emerging Markets Portfolio

The Emerging Markets Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 69.54%, net of fees, for the Class I shares. The Portfolio’s Class I shares underperformed against its benchmark the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the “Index”) which returned 78.51%.

Factors Affecting Performance

•                  In 2009 emerging markets equities rebounded from an unprecedented collapse in global financial markets and significant declines in economic activity. The asset class, as measured by the MSCI Emerging Markets Index, posted a 78.5% return for the year and outperformed the developed markets (as measured by the MSCI World Index) by 48.5 percentage points. A healthy banking system across several emerging market countries, strong corporate and government balance sheets, a low interest rate environment, strong current account and fiscal balances, and positive economic momentum from China helped boost commodity prices and equity performance in all regions. The materials, energy, technology and consumer discretionary sectors led the emerging market recovery. On a regional basis, Latin America was the top performer, outperforming the MSCI Emerging Markets Index, followed by Asia and the Europe, Middle East and Africa (EMEA) region, both of which underperformed the Index.

•                  The Portfolio’s relative performance was driven by positive contributions from an overweight allocation to Indonesia and stock selection there.

•                  Underweight allocations to Malaysia and Morocco relative to the Index also benefited performance.

•                  Stock selection in South Africa, Russia, and Turkey were additive to performance.

•                  Relative gains also came from an overweight to the consumer discretionary sector.

•                  However, an overweight allocation to Poland and stock selection there detracted from performance.

•                  Underweight allocations to Brazil and Taiwan hurt performance.

•                  Additionally, relative performance was held back by stock selection in India.

•                  Underweight allocations to the energy and materials sectors also dampened relative performance.

Management Strategies

•                  Extremely high correlations are a symptom of a global boom-bust environment. Correlations between different economies and various financial asset classes that peaked at the height of the financial turmoil in the autumn of 2008 have fallen and we believe will continue to trend lower from here. We expect differentiation among markets based on local factors will matter once more. Within emerging markets, more capital will likely flow to countries that have shown greater resilience on a fundamental basis. Among sectors, materials and energy will likely remain tied to the global macro environment, but consumer stocks with exposure to emerging markets should show steady growth given the relatively low consumer leverage in many developing countries. There is a risk that rising inflation in emerging markets will result in central bank tightening in many countries. Therefore, we continue to position the Portfolio in names that we believe may perform well in stable and weaker market conditions. In particular, we look to decrease the overweight to financials and increase positions in sectors such as consumer staples and telecommunications.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

Emerging Markets Portfolio

*                 Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

		Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio — Class I(4)	69.54%	14.21%	7.52%	9.97%
MSCI Emerging Markets Net Index	78.51	15.51	9.82	9.68
Lipper Emerging Markets Funds Index	74.25	13.48	8.97	—

Portfolio — Class P(5)	69.11	13.91	7.24	8.90
MSCI Emerging Markets Net Index	78.51	15.51	9.82	8.04
Lipper Emerging Markets Funds Index	74.25	13.48	8.97	7.94

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)       The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 22 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)       The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)       Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)       Commenced operations on September 25, 1992.

(5)       Commenced operations on January 2, 1996.

(6)       For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Percentage of
Classification	Total Investments
Commercial Banks	21.6%
Oil, Gas & Consumable Fuels	8.8
Metals & Mining	6.8
Semiconductors & Semiconductor Equipment	5.1
Wireless Telecommunication Services	5.1
Other**	49.0
Short-Term Investment	3.6
Total Investments	100.0%

*                 Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2009.

**          Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

Emerging Markets Portfolio

		Value
	Shares	(000)
Common Stocks (95.7%)
Brazil (13.1%)
Banco Bradesco S.A. ADR (c)	748,600	$ 16,372
Banco Bradesco S.A. (Preference)	276,700	5,988
Banco Nacional S.A. (Preference) (a)(d)(l)	295,998,880	—
BM&F Bovespa S.A.	1,202,900	8,360
BRF - Brasil Foods S.A.	929,576	24,328
BRF - Brasil Foods S.A. ADR (c)	4,700	246
Cia de Bebidas das Americas (Preference) ADR	221,400	22,381
Cielo S.A.	2,025,800	17,656
Itau Unibanco Holding S.A.	252,062	5,704
Itau Unibanco Holding S.A. (Preference) ADR (c)	1,888,574	43,135
MRV Engenharia e Participacoes S.A.	1,563,000	12,477
NET Servicos de Comunicacao S.A. ADR (a)(c)	16,100	218
NET Servicos de Comunicacao S.A. (Preference) (a)	821,755	11,200
PDG Realty S.A. Empreendimentos e Participacoes	1,173,700	11,518
Petroleo Brasileiro S.A. ADR	258,300	12,316
Petroleo Brasileiro S.A., Class A ADR	330,824	14,024
Petroleo Brasileiro S.A. (Preference)	1,045,972	22,173
Ultrapar Participacoes S.A. (Preference)	206,900	9,638
Vale S.A. ADR (c)	69,900	2,029
Vale S.A. (Preference), Class A	150,084	3,717
Vale S.A. (Preference) ADR (c)	2,005,875	49,786
Vivo Participacoes S.A. (Preference) ADR (c)	401,200	12,437
		305,703
China/Hong Kong (17.6%)
Bank of China Ltd., Class H	27,270,900	14,601
Beijing Enterprises Holdings Ltd.	2,121,000	15,250
Belle International Holdings Ltd.	9,448,000	10,914
China Citic Bank, Class H (c)	19,225,000	16,264
China Communications Services Corp. Ltd., Class H (c)	1,190,000	582
China Construction Bank Corp., Class H (c)	56,507,000	48,098
China Dongxiang Group Co.	6,248,500	4,800
China Life Insurance Co., Ltd., Class H (c)	6,440,000	31,513
China Mobile Ltd.	2,412,000	22,483
China Oilfield Services Ltd., Class H	6,936,000	8,228
China Pacific Insurance Group Co., Ltd., Class H (a)	2,978,000	11,868
China Petroleum & Chemical Corp., Class H	33,676,000	29,734
China Resources Land Ltd. (c)	2,396,000	5,394
China Resources Power
Holdings Co., Ltd.	6,559,900	12,979
China Zhongwang Holdings Ltd. (a)(c)	13,504,400	10,773
Dongfeng Motor Group Co., Ltd., Class H	13,319,000	18,958
Fushan International Energy Group Ltd.	11,368,000	10,954
GOME Electrical Appliances Holdings Ltd. (a)(c)	78,864,258	28,277
Hengan International Group Co., Ltd.	688,000	5,092
Industrial & Commercial Bank of China, Class H (c)	34,415,000	28,243
PetroChina Co., Ltd., Class H	14,656,000	17,461
Ping An Insurance Group Co. of China Ltd., Class H (c)	2,067,500	17,930
Sany Heavy Equipment International Holdings Co., Ltd., Class H (a)	5,068,000	6,412
Shanghai Industrial Holdings Ltd.	4,228,000	21,454
Tsingtao Brewery Co., Ltd., Class H	978,000	5,399
Want Want China Holdings Ltd. (c)	6,967,000	4,859
		408,520
Czech Republic (1.5%)
CEZ A.S.	118,119	5,541
Komercni Banka A.S.	100,586	21,442
Telefonica O2 Czech Republic A.S.	296,113	6,732
		33,715
Egypt (1.4%)
Commercial International Bank	1,775,999	17,704
Orascom Construction Industries	122,102	5,528
Orascom Construction Industries GDR	45,494	2,116
Telecom Egypt	2,337,137	7,706
		33,054
Hong Kong (0.2%)
China Longyuan Power Group Corp., Class H (a)(c)	2,977,000	3,855
Hungary (1.5%)
MOL Hungarian Oil and Gas Nyrt. (a)	143,869	12,834
OTP Bank plc (a)	303,940	8,620
Richter Gedeon Nyrt.	60,844	13,773
		35,227
India (9.0%)
Asian Paints Ltd.	147,440	5,670
Bharat Heavy Electricals Ltd.	215,707	11,092
Colgate-Palmolive India Ltd.	307,915	4,357
Deccan Chronicle Holdings Ltd.	1,323,920	4,680
Dr. Reddy’s Laboratories Ltd.	285,884	7,015
Glenmark Pharmaceuticals Ltd.	1,347,495	7,973
Godrej Consumer Products Ltd.	823,957	4,613
GVK Power & Infrastructure Ltd. (a)	5,651,577	5,603
HDFC Bank Ltd.	731,798	26,625
Hero Honda Motors Ltd.	350,061	12,839
Hindalco Industries Ltd.	2,441,250	8,327
Hindustan Construction Co.	2,020,452	6,303
Hindustan Petroleum Corp. Ltd.	667,611	5,604
Hindustan Unilever Ltd.	882,686	4,993
IndusInd Bank Ltd.	2,323,700	7,144
Infosys Technologies Ltd.	623,008	34,672
ITC Ltd.	845,900	4,529
Jaiprakash Associates Ltd.	3,251,233	10,166
KSK Energy Ventures Ltd. (a)	1,621,000	6,975
Marico Ltd.	1,662,200	3,683
Nestle India Ltd.	67,520	3,702
Tata Motors Ltd.	541,073	9,148
Wipro Ltd.	520,215	7,576
Yes Bank Ltd. (a)	1,138,400	6,457
		209,746

The accompanying notes are an integral part of the financial statements.	25

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

	Shares	Value (000)
Indonesia (3.4%)
Astra International Tbk PT	3,934,000	$ 14,451
Bank Central Asia Tbk PT	28,004,500	14,398
Bank Rakyat Indonesia Tbk PT	12,603,000	10,183
Bumi Resources Tbk PT	28,330,000	7,315
Indocement Tunggal Prakarsa Tbk PT	3,951,500	5,765
Indofood Sukses Makmur Tbk PT	25,317,000	9,494
Perusahaan Gas Negara PT	19,089,500	7,884
Telekomunikasi Indonesia Tbk PT	10,625,500	10,633
		80,123
Israel (0.5%)
Check Point Software Technologies (a)(c)	311,796	10,564
Malaysia (1.0%)
CIMB Group Holdings Bhd	2,813,600	10,547
Sime Darby Bhd	3,848,300	10,078
Tenaga Nasional Bhd	961,900	2,355
		22,980
Mexico (4.7%)
America Movil S.A.B. de C.V., Class L ADR	932,744	43,820
Fomento Economico Mexicano S.A.B. de C.V. ADR	550,900	26,377
Grupo Financiero Banorte S.A.B. de C.V., Class O	5,875,600	21,190
Grupo Televisa S.A. ADR	853,300	17,715
		109,102
Philippines (0.2%)
Metro Pacific Investments Corp. (a)	71,541,000	4,025
Poland (3.2%)
Bank Handlowy w Warszawie S.A. (a)	250,904	6,131
Bank Pekao S.A. (a)	102,693	5,790
Bank Zachodni WBK S.A. (a)	107,975	7,086
Cyfrowy Polsat S.A.	634,442	3,010
Polski Koncern Naftowy Orlen S.A. (a)	1,147,001	13,466
Powszechna Kasa Oszczednosci Bank Polski S.A.	1,772,186	23,311
Telekomunikacja Polska S.A.	2,913,186	16,051
		74,845
Russia (5.2%)
Alliance Cellulose Ltd. (a)(d)(l)	592,359	—
LUKOIL OAO ADR (c)	535,677	30,006
Polyus Gold Co. ADR (c)	306,214	8,297
Rosneft Oil Co. GDR	1,785,085	15,020
RusHydro (a)	53,153,066	2,002
RusHydro ADR (a)	1,180,543	4,459
Sberbank	7,147,855	19,991
Vimpel-Communications ADR	612,191	11,381
Wimm-Bill-Dann Foods OJSC ADR (a)(c)	539,216	12,849
X5 Retail Group N.V. GDR (a)	536,116	17,095
		121,100
Singapore (0.3%)
Golden Agri-Resources Ltd. (a)	19,623,000	7,065
South Africa (6.8%)
Anglo Platinum Ltd. (a)	159,852	17,035
AngloGold Ashanti Ltd.	126,750	5,135
AngloGold Ashanti Ltd. ADR (c)	27,090	1,088
Impala Platinum Holdings Ltd.	812,000	22,074
Imperial Holdings Ltd.	586,400	7,008
Kumba Iron Ore Ltd.	139,300	5,706
MTN Group Ltd.	2,066,992	32,885
Naspers Ltd., Class N	854,896	34,693
SABMiller plc	783,757	22,909
Tiger Brands Ltd.	409,435	9,479
		158,012
South Korea (12.0%)
Amorepacific Corp. (a)	12,681	10,166
Cheil Industries, Inc. (a)	176,912	8,598
Cheil Worldwide, Inc. (a)	38,727	10,445
Hyundai Engineering & Construction Co., Ltd. (a)	173,501	10,503
Hyundai Mobis (a)	80,080	11,681
KB Financial Group, Inc. (a)	343,085	17,502
Kia Motors Corp. (a)	270,011	4,620
Korea Exchange Bank (a)	488,300	6,077
LG Chem Ltd. (a)	116,673	22,762
LG Dacom Corp. (a)	171,980	2,619
LG Display Co., Ltd. (a)	333,930	11,275
LG Display Co., Ltd. ADR (c)	181,700	3,076
NCSoft Corp. (a)	49,140	6,238
NHN Corp. (a)	81,124	13,396
OCI Co., Ltd. (a)	42,526	7,996
Samsung Electronics Co., Ltd.	89,525	61,144
Samsung Electronics Co., Ltd. (Preference)	27,941	12,627
Samsung Fire & Marine Insurance Co., Ltd.	54,979	9,390
Shinhan Financial Group Co., Ltd. (a)	592,546	22,003
Shinsegae Co., Ltd. (a)	20,445	9,438
SSCP Co., Ltd. (a)	325,463	2,243
Woongjin Coway Co., Ltd. (a)	451,952	14,901
		278,700
Taiwan (9.3%)
Acer, Inc.	5,115,661	15,283
AU Optronics Corp.	13,324,130	16,077
Cathay Financial Holding Co., Ltd. (a)	10,415,500	19,299
China Steel Corp.	12,307,000	12,646
Fubon Financial Holding Co., Ltd. (a)	10,235,000	12,471
Hon Hai Precision Industry Co. Ltd.	9,516,412	44,767
HTC Corp.	403,260	4,589
Lite-On Technology Corp.	4,872,000	7,285
MediaTek, Inc.	59,000	1,025
Siliconware Precision Industries Co.	5,882,000	7,902
Taishin Financial Holding Co., Ltd. (a)	15,030,000	5,866
Taiwan Fertilizer Co., Ltd.	3,246,000	11,481
Taiwan Semiconductor Manufacturing Co., Ltd.	17,912,205	35,931
Wistron Corp.	5,764,809	11,134
Yuanta Financial Holding Co., Ltd.	15,852,000	11,553
		217,309
Thailand (2.3%)
Bangkok Bank PCL (Foreign)	48,800	171
Bangkok Bank PCL NVDR (c)	3,846,500	13,390
Banpu PCL	382,700	6,622
Kasikornbank PCL (Foreign)	2,842,700	7,404
Kasikornbank PCL NVDR (c)	1,475,000	3,748

26	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

	Shares	Value (000)
Thailand (cont’d)
PTT Exploration & Production PCL (Foreign)	1,146,200	$ 5,038
PTT PCL (Foreign)	557,800	4,101
Siam Cement PCL NVDR (c)	671,800	4,716
Siam Commercial Bank PCL (Foreign)	3,218,300	8,384
		53,574
Turkey (2.5%)
Akbank T.A.S.	1,269,017	8,027
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	775,281	8,686
Coca-Cola Icecek A.S.	411,991	4,138
Turk Telekomunikasyon A.S.	1,197,230	3,644
Turkcell Iletisim Hizmet A.S.	1,116,387	7,856
Turkiye Garanti Bankasi A.S.	3,088,476	13,118
Turkiye Halk Bankasi A.S.	669,502	5,331
Turkiye Is Bankasi, Class C	1,572,315	6,627
		57,427
Total Common Stocks (Cost $1,713,971)		2,224,646
Investment Company (0.9%)
India (0.9%)
Morgan Stanley Growth Fund (a)(o) (Cost $3,415)	17,282,900	21,298
Short-Term Investments (9.9%)
Securities held as Collateral on Loaned Securities (6.3%)
Investment Company (5.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o)	127,100,551	127,101

	Face Amount (000)
Repurchase Agreement (0.8%)

Deutsche Bank Securities, Inc., 0.01%, dated 12/31/09, due 1/4/10, repurchase price $20,020; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Adjustable Rate Mortgages, 2.63% to 6.56%, due 11/1/22 to 6/1/38; Federal Home Loan Mortgage Corp., Gold Pool, Fixed Rate Mortgages, 3.50% to 7.50%, due 8/1/13 to 2/1/48; Federal National Mortgage Association, Adjustable Rate Mortgages, 2.52% to 6.29%, due 3/1/18 to 9/1/47; Federal National Mortgage Association, Fixed Rate Mortgages, 4.31% to 4.92%, due 6/1/19 to 12/1/19; Government National Mortgage Association, Adjustable Rate Mortgages, 0.86% to 4.38%, due 8/20/27 to 12/20/58; Government National Mortgage Association, Fixed Rate Mortgages, 3.50% to 7.50%, due 10/15/18 to 5/15/44, valued at $20,421.

	$ 20,020	20,020
		147,121

	Shares
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o)	83,789,504	83,789
Total Short-Term Investments (Cost $230,910)		230,910
Total Investments (106.5%) (Cost $1,948,296) — Including $140,543 of Securities Loaned (v)		2,476,854
Liabilities in Excess of Other Assets (-6.5%)		(151,574)
Net Assets (100%)		$2,325,280

(a)                                 Non-income producing security.

(c)                                 All or a portion of security on loan at December 31, 2009.

(d)                                At December 31, 2009, the Portfolio held $0 of fair valued securities, representing 0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(l)                                    Security has been deemed illiquid at December 31, 2009.

(o)                                See Note G within the Notes to Financial Statements regarding investments in the Morgan Stanley Growth Fund and the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

(v)                                The approximate market value and percentage of total investments, $1,900,214,000 and 76.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

ADR                    American Depositary Receipt

GDR                      Global Depositary Receipt

NVDR             Non-Voting Depositary Receipt

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
HKD	434	$56	1/4/10	USD	56	$56	$—	@
HKD	903	116	1/5/10	USD	116	116	—	@
MYR	1,055	308	1/4/10	USD	308	308	—	@
PLN	333	117	1/4/10	USD	116	116	(1)
PLN	59	20	1/5/10	USD	20	20	—	@
TWD	3,382	106	1/4/10	USD	105	105	(1)
USD	140	140	1/4/10	EGP	767	140	—	@
USD	1,008	1,008	1/4/10	EGP	5,510	1,005	(3)
USD	99	99	1/4/10	EGP	541	99	—	@
USD	277	277	1/4/10	MYR	948	277	—	@
USD	41	41	1/6/10	PLN	117	41	—	@
		$2,288				$2,283		$(5)

The accompanying notes are an integral part of the financial statements.	27

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

EGP	— Egyptian Pound
HKD	— Hong Kong Dollar
MYR	— Malaysian Ringgit
PLN	— Polish Zloty
TWD	— Taiwan Dollar
USD	— United States Dollar
@	Value is less than $500.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Auto Components	$ —	$ 11,681	$—		$ 11,681
Automobiles	—	50,868	—		50,868
Beverages	48,758	41,132	—		89,890
Capital Markets	—	11,553	—		11,553
Chemicals	—	58,750	—		58,750
Commercial Banks	80,697	421,975	—	†	502,672
Computers & Peripherals	—	38,291	—		38,291
Construction & Engineering	2,116	22,334	—		24,450
Construction Materials	—	10,481	—		10,481
Distributors	—	7,008	—		7,008
Diversified Financial Services	—	24,856	—		24,856
Diversified Telecommunication Services	11,381	47,967	—		59,348
Electric Utilities	—	21,332	—		21,332
Electrical Equipment	—	11,092	—		11,092
Electronic Equipment, Instruments & Components	3,076	72,119	—		75,195
Energy Equipment & Services	—	8,228	—		8,228
Food & Staples Retailing	—	26,533	—		26,533
Food Products	13,095	58,927	—		72,022
Gas Utilities	—	7,884	—		7,884
Household Durables	—	38,896	—		38,896
Household Products	—	9,606	—		9,606
Independent Power Producers & Energy Traders	—	22,437	—		22,437
Industrial Conglomerates	—	56,948	—		56,948
Information Technology Services	—	59,904	—		59,904
Insurance	—	90,000	—		90,000
Internet Software & Services	—	13,396	—		13,396
Machinery	—	15,560	—		15,560
Media	17,933	64,028	—		81,961
Metals & Mining	52,903	104,664	—		157,567
Oil, Gas & Consumable Fuels	14,024	191,328	—		205,352
Paper & Forest Products	—	—	—	†	—	†
Personal Products	—	23,298	—		23,298
Pharmaceuticals	—	28,761	—		28,761
Real Estate Management & Development	—	5,394	—		5,394
Semiconductors & Semiconductor Equipment	—	118,629	—		118,629
Software	10,564	6,238	—		16,802
Specialty Retail	—	39,191	—		39,191
Textiles, Apparel & Luxury Goods	—	4,800	—		4,800
Tobacco	—	4,529	—		4,529
Wireless Telecommunication Services	56,257	63,224	—		119,481
Total Common Stocks	310,804	1,913,842	—	†	2,224,646
Investment Company	—	21,298	—		21,298
Short-Term Investments
Investment Company	210,890	—	—		210,890
Repurchase Agreement	—	20,020	—		20,020
Total Short-Term Investments	210,890	20,020	—		230,910
Total Assets	$521,694	$1,955,160	$—	†	$2,476,854
Liabilities:
Foreign Currency Exchange Contracts	—	5	—		5
Total Liabilities	—	5	—		5
Total	$521,694	$1,955,155	$—	†	$2,476,849

28	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

Fair Value Measurement Information: (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stocks (000)
Balance as of 12/31/08	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—
Balance as of 12/31/09	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.	$—

†  Includes a security which is valued at zero.

The accompanying notes are an integral part of the financial statements.	29

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

Global Franchise Portfolio

The Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential. This Portfolio’s concentration of its assets in a smaller number of companies may subject it to greater investment risk than a portfolio with a larger number of companies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 29.65%, net of fees, for the Class I shares. The Portfolio’s Class shares underperformed against its benchmark the Morgan Stanley Capital International (MSCI) World Index (the “Index”) which returned 29.99%.

Factors Affecting Performance

•                  Equity investors experienced a bit of a roller coaster ride as most global markets hit new lows in March and then rebounded substantially, with the MSCI World Index returning 30% for the year. Since March, the preference of the market has been for leveraged balance sheets, leveraged profit structures and cyclical (that is, economically sensitive) sectors. The market’s preference suggests that the worst of the recession is past and economic activity is returning to normal.

•                  The Portfolio outperformed the Index in the first quarter as cyclicals, particularly financials and materials, continued to be downgraded for most of the quarter, and the Portfolio benefited from underweight allocations to these sectors. However, market conditions shifted dramatically in mid-March as massive government stimulus packages, incentive programs and monetary easing rekindled the market’s appetite for risk. The Portfolio underperformed the next two quarters as cyclical sectors — particularly banks, industrials and materials — soared with confidence that financial Armageddon had been avoided. The fourth quarter saw a bit of a pullback in financials as investors started questioning the adequacy of banks’ tier 1 capital ratios and the possibility of a more stringent regulatory environment. The Portfolio outperformed as financials sold off to the benefit of defensive sectors such as consumer staples, the Portfolio’s largest sector weighting.

•                  For the period overall, the Portfolio’s underweights in the market’s weakest sectors (utilities and telecommunications), along with good stock selection decisions in consumer staples and industrials, were beneficial to relative returns. This positioning allowed the Portfolio to perform largely in line with the Index for the period.

•                  The Portfolio’s overweight allocation to consumer staples and the underweight to the strong performing technology sector detracted from performance on a relative basis for the 12-month period.

•                  Positive contributors to performance during the period were Swedish Match, Harley-Davidson and British American Tobacco.

•                  The largest detractors were Kao Corp., Pernod Ricard and Brown-Forman.

Management Strategies

•                  During the year, we sold out of Harley-Davidson and C&C Group. We reduced positions in Starbucks and eBay on the back of concerns of franchise erosion. We initiated a position in Dr. Pepper Snapple Group and added to positions in Reckitt Benckiser and Procter & Gamble.

•                  We do not attempt to predict from a macro perspective the direction of the markets. Our focus remains on the Global Franchise philosophy of seeking exceptional quality at compelling value.

•                  We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk. Our goal is for the Portfolio to outperform broadly-based benchmarks over the long term with less than average volatility.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

Global Franchise Portfolio

*                 Minimum Investment

**          Commenced Operations on November 28, 2001.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Since
	Year	Years	Inception(5)
Portfolio — Class I(4)	29.65%	6.58%	10.65%
MSCI World Index	29.99	2.01	4.01
Lipper Global Multi-Cap Growth Funds Index	40.23	4.87	5.78

Portfolio — Class P(4)	29.24	6.29	10.34
MSCI World Index	29.99	2.01	4.01
Lipper Global Multi-Cap Growth Funds Index	40.23	4.87	5.78

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)    The Morgan Stanley Capital International (MSCI) World Index is a free float- adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)       The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)       Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)       Commenced operations on November 28, 2001.

(5)       For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Percentage of
Classification	Total Investments
Tobacco	24.8%
Food Products	19.8
Household Products	10.0
Media	9.5
Beverages	7.4
Other*	24.9
Short-Term Investment	3.6
Total Investments	100.0%

*           Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (95.8%)
Finland (3.2%)
Kone Oyj, Class B	91,704	$ 3,919
France (2.8%)
Groupe Danone	55,885	3,403
Ireland (4.4%)
Experian plc	543,382	5,372
Japan (2.4%)
Kao Corp.	122,700	2,864
Netherlands (6.6%)
Reed Elsevier N.V.	296,733	3,641
Wolters Kluwer N.V.	199,313	4,369
		8,010
Sweden (5.3%)
Swedish Match AB	293,029	6,406
Switzerland (8.8%)
Nestle S.A. (Registered)	130,472	6,339
Novartis AG (Registered)	80,234	4,371
		10,710
United Kingdom (29.4%)
British American Tobacco plc	314,411	10,200
Cadbury plc	386,210	4,970
Diageo plc	169,439	2,955
Imperial Tobacco Group plc	235,477	7,421
Reckitt Benckiser Group plc	84,174	4,560
Unilever plc	170,597	5,461
		35,567
United States (32.9%)
Brown-Forman Corp., Class B	51,564	2,762
Career Education Corp. (a)	72,028	1,679
Dr. Pepper Snapple Group, Inc.	115,296	3,263
eBay, Inc. (a)	162,166	3,817
Fortune Brands, Inc.	54,014	2,333
Kellogg Co.	69,528	3,699
McGraw-Hill Cos., Inc. (The)	103,388	3,465
Moody’s Corp.	110,279	2,956
Philip Morris International, Inc.	122,169	5,887
Procter & Gamble Co. (The)	77,053	4,672
Scotts Miracle-Gro Co. (The), Class A	49,031	1,927
Starbucks Corp. (a)	55,048	1,269
Weight Watchers International, Inc.	72,932	2,127
		39,856
Total Common Stocks (Cost $95,985)		116,107
Short-Term Investment (3.6%)
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (o) (Cost $4,358)	4,357,613	4,358
Total Investments (99.4%) (Cost $100,343) (v)		120,465
Other Assets in Excess of Liabilities (0.6%)		719
Net Assets (100%)		$121,184

(a)                                  Non-income producing security.

(o)                                 See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class.

(v)                                 The approximate market value and percentage of total investments, $76,251,000 and 63.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
GBP	2,744	$ 4,431	1/7/10	USD	4,543	$ 4,543	$ 112
GBP	2,744	4,432	1/7/10	USD	4,541	4,541	109
GBP	2,744	4,432	1/7/10	USD	4,543	4,543	111
GBP	2,744	4,432	1/7/10	USD	4,543	4,543	111
JPY	28,706	308	1/4/10	USD	311	311	3
		$18,035				$18,481	$446

GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$ 6,025	$ 2,955	$—	$ 8,980
Chemicals	1,927	—	—	1,927
Diversified Consumer Services	3,806	—	—	3,806
Diversified Financial Services	2,956	—	—	2,956
Food Products	3,699	20,173	—	23,872
Hotels, Restaurants & Leisure	1,269	—	—	1,269
Household Durables	2,333	—	—	2,333
Household Products	4,672	7,424	—	12,096
Internet Software & Services	3,817	—	—	3,817
Machinery	—	3,919	—	3,919

32	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Global Franchise Portfolio

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont’d)
Media	$ 3,465	$ 8,010	$ —	$ 11,475
Pharmaceuticals	—	4,371	—	4,371
Professional Services	—	5,372	—	5,372
Tobacco	5,887	24,027	—	29,914
Total Common Stocks	39,856	76,251	—	116,107
Foreign Currency Exchange Contracts	—	446	—	446
Short-Term Investment
Investment Company	4,358	—	—	4,358
Total Assets	44,214	76,697	—	120,911
Total	$44,214	$76,697	$ —	$120,911

The accompanying notes are an integral part of the financial statements.	33

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

Global Real Estate Portfolio

The Global Real Estate Portfolio (the “Portfolio”) seeks to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies, real estate investment trusts and similar entities established outside the U.S. (foreign real estate companies). Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. In addition to the general risks associated with real-estate investment, REIT investing entails other risks, such as credit and interest-rate risk.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 41.04% for the Class I shares, net of fees. The Portfolio’s Class I shares outperformed against its benchmarks, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the “Index”) which returned 37.89% and the MSCI World Index which returned 29.99%.

Factors Affecting Performance

•                  The global real estate securities market gained 37.9% in the 12-month period ending December 31, 2009, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors, but the stocks have still experienced significant declines from peak levels.

•                  North American, European and Asian real estate securities posted large declines through mid-March, as share prices appeared to be impacted by negative investor sentiment in response to a continuation of weak economic data and the deterioration of the credit markets. Subsequently, the sector rallied significantly on the back of an improved outlook for the global economy, the strong rally in the broader equity and debt markets, overall improvements in capital market conditions, and the significant volume of successful public real estate company equity offerings which allowed the companies to delever their balance sheets and address upcoming debt maturities.

•                  Significant outperformance within each of the regional sub-portfolios contributed to relative returns, while allocation among the regional sub-portfolios and cash held detracted from relative returns.

•                  In Asia, the Portfolio benefited from stock selection within and the overweight to Hong Kong, an underweight to Australia, and stock selection in Japan and Singapore. The benefits of those positions were partially offset by the impact of an underweight to Singapore.

•                  In Europe, the Portfolio benefited from stock selection in the U.K. and an underweight to Belgium, though was modestly offset by stock selection in France.

•                  In the U.S., the Portfolio benefited from stock selection within and an overweight to the hotel and mall sectors and stock selection in the apartment, office and diversified sectors. This was partially offset by stock selection in the health care sector.

Management Strategies

•                  The Portfolio is comprised of three regional sub-portfolios with a global allocation, which weights each of the three major regions (U.S., Europe and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional sub-portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification.

•                  Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ending December 31, 2009, the Portfolio was overweight the Asian listed property sector and underweight the U.S. and European listed property sectors.

•                  Within Asia, we expect underlying property fundamentals and asset values in key markets within Japan and Hong Kong to remain relatively more stable than other markets given relatively low vacancy and limited new supply over the next few years. The overweight to the Asian region was

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

Global Real Estate Portfolio

predominated by real estate operating companies (REOCs) in Japan and Hong Kong. The Hong Kong REOCs posted significant gains and outperformed, ending the period trading at a narrow discount to the net asset values (NAVs) of their underlying property, which may be poised for growth given prospects for a recovery in rents and asset values. The Japanese REOCs underperformed, only posting modest gains and continue to trade at a wide discount to their NAVs, despite better than expected prime office market fundamentals. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given what we believe are their relatively more favorable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which are capital constrained with more limited access to financing and maintain predominant exposure to secondary assets. The Portfolio was underweight the Australian limited property trust (LPT) sector, which trades at a wide premium to NAVs.

•                  In Europe, the Portfolio ended the year overweight the U.K., France and Italy and underweight the remainder of the Continent. Valuations on the Continent ended the period at par to NAV (based on reported NAVs, which reflect only marginal capital value declines since the start of the credit crisis due to limited transactional evidence thus far); however NAVs are generally expected to decline further in most markets. Valuations in the U.K. ended the year at an average 8% premium to reported NAVs, which have started to show positive growth after declining by a cumulative 57% since June 2007.

•                  The Portfolio was underweight the U.S., which trades at a premium to downward adjusted NAVs. There continues to be a lack of clarity in underlying asset values due to the stagnant investment market, driven by the wide bid-ask spreads for real estate assets. Within the U.S., the Portfolio was overweight to companies that are focused in the ownership of apartment properties and upscale urban hotels and underweight to companies concentrated in the ownership of industrial assets.

•                  In contrast to the relatively more stable outlook for underlying property valuations in Asia, and emerging evidence of capital value improvements in the U.K., in the U.S. and Continental Europe, there are expectations for further weakness in underlying property fundamentals and asset values. However, a key question remains the magnitude of prospective asset value declines from peak levels since transactional evidence continues to be limited in most markets due to the wide bid-ask spread between buyers and sellers. It is notable that given the improvements in the capital markets and the significant amount of equity issued by the public companies to improve their balance sheets, a debate has emerged as to whether the magnitude of asset value declines will be less than previously expected. In some sub-segments of these markets, we believe current share price valuations already reflect the prospective weakening in underlying fundamentals and asset values. In the short term, share prices may experience incremental weakness, but we believe that expected returns over the medium and long-term are compelling given the current pricing for many of the companies provides an entry point that already reflects downside risks.

*                 Minimum Investment

**          Commenced operations on August 30, 2006.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to these classes.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors(1), the Morgan Stanley Capital International (MSCI) World Index(2) and the Lipper Global Real Estate Funds Average(3)

	Total Returns(4)
		Average Annual
	One Year	Since Inception(8)
Portfolio — Class I(5)	41.04%	–5.17%
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors	37.89	–7.09
MSCI World Index	29.99	–2.42
Lipper Global Real Estate Funds Average	35.12	–7.92

Portfolio — Class P(5)	40.66	–5.44
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors	37.89	–7.09
MSCI World Index	29.99	–2.42
Lipper Global Real Estate Funds Average	35.12	–7.92

Portfolio — Class H w/o sales charges(6)	40.59	–11.98
Portfolio — Class H with maximum 4.75% sale charges(6)	33.97	–14.12
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors	37.89	–15.10
MSCI World Index	29.99	–11.95
Lipper Global Real Estate Funds Average	35.12	–13.81

Portfolio — Class L(7)	39.91	–13.10
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors	37.89	–15.38
MSCI World Index	29.99	–11.81
Lipper Global Real Estate Funds Average	35.12	–14.40

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)             The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. “Net Total Return to U.S. investors” reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)             The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. As of June 2007, the MSCI World Index consisted of 23 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)             The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Global Real Estate Funds classification.

(4)             Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)             Commenced operations on August 30, 2006.

(6)             Commenced operations on January 2, 2008.

(7)       Commenced operations on June 16, 2008.

(8)       For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Percentage of
Classification	Total Investments
Diversified	40.6%
Retail	18.3
Residential	12.2
Office	12.0
Other*	14.9
Short-Term Investment	2.0
Total Investments	100.0%

*                 Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (97.5%)
Australia (8.9%)
CFS Retail Property Trust REIT	2,590,745	$ 4,388
Commonwealth Property Office Fund REIT	2,860,528	2,474
Dexus Property Group REIT	428,855	324
GPT Group REIT	12,142,285	6,521
Mirvac Group REIT	514,126	715
Stockland REIT	3,459,984	12,159
Westfield Group REIT	3,121,902	34,816
		61,397
Austria (0.2%)
Conwert Immobilien Invest SE (a)	89,565	1,096
Belgium (0.1%)
Befimmo SCA Sicafi REIT	10,666	941
Brazil (0.7%)
BR Malls Participacoes S.A. (a)	397,640	4,853
Canada (0.7%)
Extendicare REIT	118,480	1,078
RioCan REIT	198,515	3,768
		4,846
Finland (0.2%)
Sponda Oyj (a)	437,100	1,710
France (5.3%)
Fonciere Des Regions REIT	17,158	1,755
Gecina S.A. REIT	9,749	1,055
ICADE REIT	59,109	5,621
Klepierre REIT	74,069	3,013
Mercialys S.A. REIT	36,192	1,273
Silic REIT	19,723	2,401
Unibail-Rodamco SE REIT	99,767	21,963
		37,081
Germany (0.3%)
Alstria Office AG REIT	87,898	949
Deutsche Euroshop AG	34,648	1,176
		2,125
Hong Kong (20.4%)
China Overseas Land & Investment Ltd.	7,652,240	16,023
China Resources Land Ltd.	4,317,000	9,718
Guangzhou R&F Properties Co., Ltd., Class H	2,953,500	5,156
Hang Lung Properties Ltd.	2,811,000	10,982
Henderson Land Development Co., Ltd.	1,223,400	9,116
Hongkong Land Holdings Ltd.	4,107,000	20,212
Hysan Development Co., Ltd.	1,203,386	3,407
Kerry Properties Ltd.	2,534,220	12,796
KWG Property Holding Ltd.	828,500	632
Poly Hong Kong Investments Ltd.	1,856,000	2,301
Shimao Property Holdings Ltd.	1,392,000	2,611
Sino Land Co., Ltd.	472,294	912
Sino-Ocean Land Holdings Ltd.	520,000	476
Sun Hung Kai Properties Ltd.	3,076,700	45,653
Swire Pacific Ltd., Class A	7,000	84
Wharf Holdings Ltd.	232,000	1,327
		141,406
Italy (0.3%)
Beni Stabili S.p.A.	2,577,508	2,119
Japan (12.2%)
Japan Real Estate Investment Corp. REIT	541	3,971
Mitsubishi Estate Co., Ltd.	1,835,000	29,106
Mitsui Fudosan Co., Ltd.	1,564,000	26,264
Nippon Building Fund, Inc. REIT	711	5,386
NTT Urban Development Corp.	5,310	3,521
Sumitomo Realty & Development Co., Ltd.	862,000	16,167
		84,415
Malta (0.0%)
BGP Holdings plc (a)(d)	12,867,024	—
Netherlands (1.4%)
Corio N.V. REIT	63,442	4,333
Eurocommercial Properties N.V. CVA REIT	77,558	3,200
ProLogis European Properties (a)	220,421	1,358
Vastned Retail N.V. REIT	13,963	917
		9,808
Singapore (3.5%)
Allgreen Properties Ltd.	754,000	654
CapitaCommercial Trust REIT	2,804,000	2,320
CapitaLand Ltd.	4,327,000	12,816
CapitaMall Trust REIT	2,088,000	2,648
City Developments Ltd.	30,000	245
Keppel Land Ltd.	893,000	2,206
Suntec REIT	1,683,000	1,610
Wing Tai Holdings Ltd.	1,096,000	1,418
		23,917
Sweden (0.5%)
Castellum AB	83,686	844
Hufvudstaden AB, Class A	385,332	2,912
		3,756
Switzerland (0.9%)
Allreal Holding AG	4,525	538
PSP Swiss Property AG (Registered) (a)	101,164	5,725
		6,263
United Kingdom (7.3%)
Big Yellow Group plc REIT (a)	359,784	2,052
British Land Co. plc REIT	857,494	6,573
Capital & Regional plc (a)	1,667,321	912
Derwent London plc REIT	112,329	2,373
Development Securities plc	188,593	1,040
Grainger plc	1,009,580	2,068
Great Portland Estates plc REIT	314,008	1,455
Hammerson plc REIT	764,082	5,189
Land Securities Group plc REIT	728,340	7,982
Liberty International plc REIT	452,030	3,723
LXB Retail Properties PLC (a)	865,005	1,355

The accompanying notes are an integral part of the financial statements.	37

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Global Real Estate Portfolio

	Shares	Value (000)
United Kingdom (cont’d)
Minerva plc (a)	552,296	$ 669
Quintain Estates & Development plc (a)	2,290,776	2,201
Safestore Holdings plc	937,454	2,497
Segro plc REIT	935,588	5,164
Shaftesbury plc REIT	121,871	773
ST Modwen Properties plc (a)	426,706	1,325
Unite Group plc (a)	634,607	3,069
		50,420
United States (34.6%)
Acadia Realty Trust REIT	137,920	2,327
AMB Property Corp. REIT	66,341	1,695
Apartment Investment & Management Co., Class A REIT	38,110	607
Assisted Living Concepts, Inc., Class A (a)	84,049	2,216
AvalonBay Communities, Inc. REIT	149,270	12,257
Boston Properties, Inc. REIT	174,745	11,720
Brookfield Properties Corp.	809,422	9,810
Cabot Industrial Value Fund III, LP (a)(d)(i)(l)	1,324	662
Camden Property Trust REIT	151,233	6,408
Capital Senior Living Corp. (a)	68,580	344
Colony Financial, Inc. REIT	63,450	1,293
Cousins Properties, Inc. REIT	269,603	2,057
CreXus Investment Corp. REIT (a)	58,750	820
DCT Industrial Trust, Inc. REIT	424,280	2,130
Digital Realty Trust, Inc. REIT	42,720	2,148
Duke Realty Corp. REIT	107,760	1,311
Equity Lifestyle Properties, Inc. REIT	116,291	5,869
Equity Residential REIT	687,703	23,231
Essex Property Trust, Inc. REIT	2,250	188
Exeter Industrial Value Fund, LP (a)(d)(i)(l)	1,300,000	910
Federal Realty Investment Trust REIT	76,624	5,189
Forest City Enterprises, Inc., Class A (a)	570,041	6,715
HCP, Inc. REIT	285,796	8,728
Healthcare Realty Trust, Inc. REIT	253,557	5,441
Host Hotels & Resorts, Inc. REIT (a)	803,809	9,380
Keystone Industrial Fund II, LP (a)(d)(i)(l)	18,750	19
Kilroy Realty Corp. REIT	26,030	798
Kite Realty Group Trust REIT	109,880	447
Liberty Property Trust REIT	137,734	4,409
LTC Properties, Inc. REIT	21,230	568
Macerich Co. (The) REIT	18,694	672
Mack-Cali Realty Corp. REIT	126,638	4,378
Morgans Hotel Group Co. (a)	203,970	924
Nationwide Health Properties, Inc. REIT	8,150	287
Parkway Properties, Inc. REIT	252	5
Pebblebrook Hotel Trust (a)	42,370	933
Post Properties, Inc. REIT	204,111	4,001
PS Business Parks, Inc. REIT	40,123	2,008
Public Storage REIT	155,665	12,679
Regency Centers Corp. REIT	303,321	10,634
Retail Opportunity Investments Corp. (a)	135,600	1,371
Senior Housing Properties Trust REIT	390,652	8,544
Simon Property Group, Inc. REIT	340,524	27,174
Sovran Self Storage, Inc. REIT	16,189	578
Starwood Hotels & Resorts Worldwide, Inc.	344,295	12,591
Starwood Property Trust, Inc. REIT	89,320	1,687
Taubman Centers, Inc. REIT	45,655	1,640
Ventas, Inc. REIT	115,140	5,036
Vornado Realty Trust REIT	219,931	15,382
		240,221
Total Common Stocks (Cost $740,471)		676,374

	No. of Warrants
Warrants (0.0%)
France (0.0%)
Fonciere Des Regions, expires 12/31/10 (a) (Cost $—)	17,158	15

	Shares
Short-Term Investment (2.0%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o) (Cost $13,984)	13,984,474	13,984
Total Investments (99.5%) (Cost $754,455) (v)		690,373
Other Assets in Excess of Liabilities (0.5%)		3,244
Net Assets (100%)		$693,617

(a)	Non-income producing security.
(d)

At December 31, 2009, the Portfolio held approximately $1,591,000 of fair valued securities, representing 0.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(i)

Restricted security valued at fair value and not registered under the Securities Act of 1933, Cabot Industrial Value Fund III, LP was acquired between 12/08 - 11/09 and has a current cost basis of $662,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 12/09 and has a current cost basis of $1,300,000. Keystone Industrial Fund II, LP was acquired in 1/09 and has a current cost basis of $19,000. At December 31, 2009, these securities had an aggregate market value of $1,591,000 representing 0.22% of net assets.

(l)	Security has been deemed illiquid at December 31, 2009.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of total investments, $431,322,000 and 62.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

CVA	Certificaten Van Aandelen
REIT	Real Estate Investment Trust

38	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Global Real Estate Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
GBP	94	$153	1/4/10	EUR	104	$150	$(3)
JPY	33,426	359	1/5/10	USD	363	363	4
USD	201	201	1/4/10	HKD	1,562	201	— @
		$713				$714	$ 1

EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
USD	—	United States Dollar

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$ 24,154	$256,459	$ —		$280,613
Health Care	32,242	—	—		32,242
Industrial	3,825	6,522	1,591		11,938
Industrial\Office	7,728	—	—		7,728
Lodging\Resorts	23,828	—	—		23,828
Office	26,711	56,356	—		83,067
Residential	52,561	31,516	—		84,077
Retail	53,222	72,836	—		126,058
Self Storage	13,257	4,549	—		17,806
Specialty	5,948	3,069	—	†	9,017
Total Common Stocks	243,476	431,307	1,591		676,374
Foreign Currency Exchange Contracts	—	4	—		4
Short-Term Investment Investment Company	13,984	—	—		13,984
Warrants	—	15	—		15
Total Assets	257,460	431,326	1,591		690,377
Liabilities:
Foreign Currency Exchange Contracts	—	3	—		3
Total Liabilities	—	3	—		3
Total	$257,460	$431,323	$1,591		$690,374

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stocks (000)
Balance as of 12/31/08	$ 911
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(390)
Net purchases (sales)	1,070
Net transfers in and/or out of Level 3	—
Balance as of 12/31/09	$1,591
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.	$ (390)

The accompanying notes are an integral part of the financial statements.	39

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

International Equity Portfolio

The International Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 21.56% net of fees, for Class I shares. The Portfolio’s Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned 31.78%.

Factors Affecting Performance

•      A central theme of dollar weakness against most currencies magnified the 24.7% local return of the MSCI EAFE Index (the “Index”) to a barnstorming 31.8% increase for the year in U.S. dollar terms.

•      The standout winning countries for the year were the commodity-based countries: Australia (up 76.4% in U.S. dollar terms) and the Nordic countries (up 47.1%). The MSCI Emerging Markets Index even managed to top those countries, up 78.5%. The Euro bloc slightly underperformed (up 31.0%), weighed down somewhat by Ireland (up 12.3%), Greece and Germany (both up 25.1%). Despite its somewhat rickety economy, the U.K. managed to close the year up 43.3%. Japan put in the worst performance, up only 6.3% for the year.

•      The relative underperformance of the Portfolio for the year generally reflects a bias towards higher quality in what has been an enormous lower quality beta rally. More specifically, the largest contributor to underperformance was our positioning in financials, where we were squeezed both ways from being overweight moribund Japanese financials and underweight rocketing Anglo-Saxon financials. Cash also detracted from performance, particularly during the spectacular rally from March through September. These more than offset positive contributions from stock selection in industrials and utilities, as well as stock selection and an overweight in materials.

Management Strategies

•      The key question for 2010 is that of the normalcy of the recovery seen in the over-indebted Anglo-Saxon economies (especially the U.S.) following massive intervention by governments and central banks to avoid systemic collapse.

•      Based on our usual yardstick of valuation, the market clearly believes that such Western economies will see a fairly normal cyclical recovery and has rated stocks accordingly, particularly banks, industrials and certain materials stocks. A normal cyclical recovery in the U.S. would generally involve a recovery in consumer and investment (i.e., capital expenditure) demand, re-leveraging and consequent tightening of monetary policy as the early signs of inflation start to pick up. While we would concede that a recovery in investment spending from current deeply depressed levels is probably overdue, this in itself is not enough to sustainably power the U.S. economy given its still very significant reliance on consumer expenditure as a percent of GDP. It is worth remembering that consumption as a whole has only fallen slightly in real terms over the last year or so, and that personal disposable income is at an all-time high as a percent of GDP. The drop of U.S. GDP over the last year has been primarily driven by a sharp decline in investment and the shrinking trade deficit, not a humiliated consumer. Also worth noting is the U.S. government’s net personal income tax take from GDP has fallen to all-time lows (6% of GDP versus around 13% historically).

•      The evidence still suggests a backdrop of deleveraging and sluggish personal income growth, which indicates a difficult consumer backdrop for a probably extended period. If this remains the case going forward (as we believe it will), the U.S. faces a long period of sluggish top-line growth and, consequently, low interest rates for some time to come.

•      From a valuation standpoint, we are not overwhelmed by the galaxy of opportunities on offer. In broad terms, we are concerned that the principal areas of potential danger are banks and industrials. For banks, we still do not find them generally attractive following their massive rebound from the abyss, believing that the market continues to overvalue future potential return on equity. The

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

International Equity Portfolio

only large-scale pocket of potential value we see at the moment remains Japanese banks, although to date they have behaved precisely like value traps, not withstanding a recent bounce. We have very selectively added to certain Western banks and insurance companies where we believe risks appear less potentially hair-raising than they had been in the middle of the financial meltdown.

•      Industrials, particularly European industrials, appear to be priced for perfection. They have clearly done a better job than we expected preserving margins by heroic cost cutting but now seem to be valued based on earnings revisions driven by resurgent top lines, which we consider highly unlikely. We think this sector will face an overdue appointment with reality in 2010 as the market takes on board low-capacity utilization around the world in most industries, following generally record levels of investment by corporates and governments in the last five years. This should become evident in a margin shock as finite cost cutting potential meets a sluggish top line.

•      In our view, the principal areas of interest from a valuation standpoint are high quality and Japan. Getting both sides of this right — avoiding the implosions and riding the upward horses — will be critical for performance in 2010.

•      Japan — as usual — gives good reason as to why it basks in the (low) esteem it currently enjoys in the eyes of foreign investors. We have decidedly mixed feelings about Japan, but we like the historically low valuation levels as a starting point and continue to look for the opportunity to buy some good companies cheaply.

•      We also notice the recent pick-up in the Japanese lead indicator, which may focus the attention of predominantly departed foreign investors that there is life yet stirring in the Japanese undergrowth.

•      We continue to like consumer staples and high quality companies generally, which look very undervalued against 10-year bond yields (particularly if interest rates do indeed remain low for much longer than most expect), and those companies that are in fairly low risk businesses in somewhat shark-infested economic waters.

•      Clearly, 2009 was not an ideal backdrop to be running a lower beta, risk averse portfolio, with two back-to-back quarters fueling one of the biggest beta rallies ever. However, we think there is generally good absolute and relative value in the Portfolio which we believe should do well if our assessment of a potentially more challenging 2010 turns out to be correct.

*  Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

International Equity Portfolio

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Multi-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	21.56%	3.09%	5.79%	9.52%
MSCI EAFE Index	31.78	3.54	1.17	4.28
Lipper International Multi-Cap Core Funds Index	33.71	4.58	2.27	7.02
Portfolio — Class P(5)	21.18	2.84	5.54	8.63
MSCI EAFE Index	31.78	3.54	1.17	4.48
Lipper International Multi-Cap Core Funds Index	33.71	4.58	2.27	6.55

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)    The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index curently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)    The Lipper International Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Multi-Cap Core Funds classification.

(3)    Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)    Commenced operations on August 4, 1989.

(5)    Commenced operations on January 2, 1996.

(6)    For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Pharmaceuticals	9.4%
Oil, Gas & Consumable Fuels	8.7
Food Products	7.7
Tobacco	7.5
Insurance	5.8
Electric Utilities	5.6
Other**	52.7
Short-Term Investment	2.6
Total Investments	100.0%

*      Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2009.

**   Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (97.3%)
Australia (3.7%)
AMP Ltd.	8,958,548	$ 53,955
Orica Ltd.	290,811	6,741
OZ Minerals Ltd. (a)	35,505,657	37,126
Santos Ltd.	4,618,916	58,161
		155,983
Austria (0.7%)
Telekom Austria AG (c)	2,213,436	31,603
Canada (1.0%)
Cenovus Energy, Inc.	746,020	18,903
EnCana Corp.	746,020	24,331
		43,234
Denmark (0.3%)
Novo-Nordisk A/S, Class B	187,077	11,970
France (8.3%)
ArcelorMittal	521,340	23,645
Electricite de France (c)	1,649,450	98,151
France Telecom S.A.	1,491,993	37,251
Legrand S.A. (c)	1,777,841	49,575
Total S.A.	1,030,654	66,046
Vallourec S.A. (c)	445,816	81,088
		355,756
Germany (5.4%)
Bayer AG (c)	1,464,358	117,039
E.ON AG (c)	1,854,716	77,430
RWE AG (c)	384,145	37,330
		231,799
Greece (0.5%)
OPAP S.A.	859,273	18,811
Hong Kong (0.5%)
Esprit Holdings Ltd. (c)	3,461,343	22,781
Ireland (1.8%)
CRH plc	2,824,534	76,510
Italy (1.6%)
ENI S.p.A.	2,696,418	68,648
Japan (23.4%)
Asatsu-DK, Inc. (c)	673,085	13,216
Astellas Pharma, Inc.	1,749,900	65,181
Chiba Bank Ltd. (The) (c)	5,631,000	33,604
Hoya Corp. (c)	1,340,000	35,524
Inpex Corp.	3,076	23,087
JSR Corp. (c)	1,586,000	32,150
Kao Corp.	2,516,000	58,736
Keyence Corp.	346,310	71,396
Mitsubishi Corp.	1,882,900	46,814
Mitsubishi Electric Corp. (a)	5,463,000	40,334
Mitsubishi Estate Co., Ltd.	3,637,000	57,688
Mitsui OSK Lines Ltd.	4,550,391	23,886
Mitsui Sumitomo Insurance Group Holdings, Inc. (c)	2,567,800	65,170
NGK Spark Plug Co., Ltd. (c)	3,708,000	41,745
Nintendo Co., Ltd.	114,400	27,120
Nitto Denko Corp.	616,300	21,962
NTT DoCoMo, Inc.	28,101	39,145
Rohm Co., Ltd.	506,000	32,859
Sega Sammy Holdings, Inc. (c)	1,384,100	16,496
Sekisui House Ltd.	5,225,000	46,864
Sumitomo Mitsui Financial Group, Inc. (c)	905,732	25,822
Sumitomo Trust & Banking Co.,Ltd. (The)	9,840,000	47,836
T&D Holdings, Inc.	2,637,850	53,763
Taiyo Nippon Sanso Corp. (c)	1,959,000	20,777
TDK Corp.	402,200	24,525
Toyota Motor Corp.	841,600	35,361
		1,001,061
Netherlands (4.6%)
Akzo Nobel N.V.	676,740	44,606
ING Groep N.V. CVA (a)	2,160,406	20,885
Unilever N.V. CVA (c)	4,066,612	132,511
		198,002
Spain (1.2%)
Telefonica S.A.	1,838,113	51,231
Switzerland (8.4%)
Nestle S.A. (Registered)	3,110,317	151,108
Novartis AG (Registered)	1,936,630	105,512
Roche Holding AG (Genusschein)	597,495	101,644
		358,264
United Kingdom (34.7%)
Admiral Group plc	1,253,882	23,919
Barclays plc	12,267,281	54,058
BG Group plc	3,005,885	53,829
BHP Billiton plc	1,830,261	58,464
BP plc	6,277,454	60,710
British American Tobacco plc	4,780,554	155,084
Bunzl plc	3,928,566	42,589
Cadbury plc	3,551,770	45,705
Diageo plc	2,843,275	49,585
Hays plc	32,309,791	53,864
Imperial Tobacco Group plc	5,212,716	164,280
Intercontinental Hotels Group plc	2,326,765	33,297
Lloyds Banking Group plc (a)	23,967,102	19,241
Lonmin plc (a)	491,188	15,249
National Grid plc	3,233,178	35,342
Prudential plc	5,205,655	53,030
Reckitt Benckiser Group plc	2,455,211	133,018
Reed Elsevier plc	10,062,510	82,631
Scottish & Southern Energy plc	3,482,754	65,083
Smiths Group plc	4,233,953	69,278
Vodafone Group plc	47,466,834	109,919
WM Morrison Supermarkets plc	8,897,220	39,666
Wolseley plc (a)	3,423,953	68,496
		1,486,337

The accompanying notes are an integral part of the financial statements.	43

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

International Equity Portfolio

	Shares	Value (000)
United States (1.2%)
Dr. Pepper Snapple Group, Inc. (c)	1,807,297	$ 51,147
Total Common Stocks (Cost $3,946,137)		4,163,137
Short-Term Investments (10.1%)
Securities held as Collateral on Loaned Securities (7.5%)
Investment Company (6.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o)	277,981,912	277,982

	Face Amount (000)
Repurchase Agreement (1.0%)

Deutsche Bank Securities, Inc., 0.01%, dated 12/31/09,due 1/4/10, repurchase price $43,786; fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Adjustable Rate Mortgages, 2.63% to 6.56%, due 11/1/22 to 6/1/38; Federal Home Loan Mortgage Corp., Gold Pool, Fixed Rate Mortgages, 3.50% to 7.50%, due 8/1/13 to 2/1/48; Federal National Mortgage Association, Adjustable Rate Mortgages, 2.52% to 6.29%, due 3/1/18 to 9/1/47; Federal National Mortgage Association, Fixed Rate Mortgages, 4.31% to 4.92%, due 6/1/19 to 12/1/19; Government National Mortgage Association, Adjustable Rate Mortgages, 0.86% to 4.38%, due 8/20/27 to 12/20/58; Government National Mortgage Association, Fixed Rate Mortgages, 3.50% to 7.50%, due 10/15/18 to 5/15/44, valued at $44,662.

	$ 43,786	43,786
		321,768

	Shares
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o)	112,240,514	112,240
Total Short-Term Investments (Cost $434,008)		434,008
Total Investments (107.4%) (Cost $4,380,145) — including $307,513 of Securities Loaned (v)		4,597,145
Liabilities in Excess of Other Assets (-7.4%)		(316,246)
Net Assets (100%)		$4,280,899

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2009.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of total investments, $4,068,756,000 and 88.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

CVA	Certificaten Van Aandelen

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
GBP	228,707	$369,392	1/15/10	EUR	252,252	$361,616	$(7,776)
JPY	113	1	1/4/10	USD	1	1	— @
JPY	8,051	87	1/5/10	USD	88	88	1
JPY	10,853,000	116,534	1/12/10	USD	124,947	124,947	8,413
JPY	7,010,000	75,270	1/12/10	USD	79,725	79,725	4,455
		$561,284				$566,377	$ 5,093

EUR	—	Euro
GBP	—	British Pound
JPY	—	Japanese Yen
USD	—	United States Dollar
@		Value is less than $500.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$ —	$ 41,745	$—	$ 41,745
Automobiles	—	35,361	—	35,361
Beverages	51,147	49,585	—	100,732
Chemicals	—	126,236	—	126,236
Commercial Banks	—	180,561	—	180,561
Construction Materials	—	76,510	—	76,510
Diversified Financial Services	—	20,885	—	20,885
Diversified Telecommunication Services	—	120,085	—	120,085
Electric Utilities	—	240,664	—	240,664

44	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

International Equity Portfolio

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont’d)
Electrical Equipment	$ —	$ 89,909	$—	$ 89,909
Electronic Equipment, Instruments & Components	—	131,445	—	131,445
Food & Staples Retailing	—	39,666	—	39,666
Food Products	—	329,324	—	329,324
Hotels, Restaurants & Leisure	—	52,108	—	52,108
Household Durables	—	46,864	—	46,864
Household Products	—	191,754	—	191,754
Industrial Conglomerates	—	69,278	—	69,278
Insurance	—	249,837	—	249,837
Leisure Equipment & Products	—	16,496	—	16,496
Machinery	—	81,088	—	81,088
Marine	—	23,886	—	23,886
Media	—	95,847	—	95,847
Metals & Mining	—	134,484	—	134,484
Multi-Utilities	—	72,672	—	72,672
Oil, Gas & Consumable Fuels	43,234	330,481	—	373,715
Pharmaceuticals	—	401,346	—	401,346
Professional Services	—	53,864	—	53,864
Real Estate Management & Development	—	57,688	—	57,688
Semiconductors & Semiconductor Equipment	—	32,859	—	32,859
Software	—	27,120	—	27,120
Specialty Retail	—	22,781	—	22,781
Tobacco	—	319,364	—	319,364
Trading Companies & Distributors	—	157,899	—	157,899
Wireless Telecommunication Services	—	149,064	—	149,064
Total Common Stocks	94,381	4,068,756	—	4,163,137
Foreign Currency Exchange Contracts	—	12,869	—	12,869
Short-Term Investments Investment Company	390,222	—	—	390,222
Repurchase Agreement	—	43,786	—	43,786
Total Short-Term Investments	390,222	43,786	—	434,008
Total Assets	484,603	4,125,411	—	4,610,014
Liabilities:
Foreign Currency Exchange Contracts	—	7,776	—	7,776
Total Liabilities	—	7,776	—	7,776
Total	$484,603	$4,117,635	$—	$4,602,238

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stocks (000)
Balance as of 12/31/08	$ 18,265
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	(18,265)
Balance as of 12/31/09	$ —
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.	$ —

The accompanying notes are an integral part of the financial statements.	45

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

International Growth Equity Portfolio

The International Growth Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation, with a secondary objective of income by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the United States. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 38.78%, net of fees, for Class I shares. The Portfolio’s Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned 31.78%.

Factors Affecting Performance

•      International equity markets experienced significant price increases in 2009 fueled by the global monetary and fiscal stimulus put in place following 2008’s global financial maelstrom, finishing the year up 31.78% as measured by the MSCI EAFE Index.

•      The Index’s return to positive territory began during the first quarter and continued throughout the year. The downslide in 2008 continued into the first quarter with the Index returning —13.94% for the quarter and bottoming on March 9, 2009. Both the second and third quarters of 2009 saw sizeable gains in the Index, increasing 25.43% and 19.47%, respectively. While second quarter returns were driven by broad gains in all EAFE sectors and regions and an even larger gain in the emerging markets, in the third quarter highly geared companies with more operational leverage outperformed with initial signs of improvement in the developed markets. During the fourth quarter, investors appeared to return their focus to firms’ fundamentals; as such, the Index increased 2.18% for the quarter with the MSCI EAFE Growth Index outperforming the MSCI EAFE Value Index by over 3%.

•      For the year, all regional benchmarks had positive returns. Japan increased the least of the regions at 6.25%. Japan’s performance is directly related to the moribund Japanese economy and the stock market having less to recover as it was the region that decreased the least in 2008. Within developed markets, the Asia Pacific Ex-Japan region increased the most for the year (72.81%). Emerging markets, as measured by the MSCI Emerging Markets Index, experienced a significant rebound during the year (78.51%). EAFE sector returns were up universally for the year. The more cyclical sectors outperformed with materials the best performing (69.98%), and financials (38.65%) and consumer discretionary (37.96%) tied for a distant second. Utilities was the worst performing sector, increasing the least (5.26%). The U.S. dollar decreased against most foreign currencies including 2.50% versus the euro and 10.81% versus the pound; however, it gained 2.63% versus the yen for the year.

•      The Portfolio outperformed in four out of five regions for 2009. Stock selection in Europe, Japan and emerging markets was the main driver of outperformance. Within Japan, the strongest performers were the exporters while the domestically focused companies underperformed due to the lagging economy and shrinking population. In Europe, performance was led by a position in Norway’s largest publicly traded insurer. Shares in the stock gained as the company continued to realize cost savings and synergies from an acquisition and from an increase in the value of its investments as financial markets strengthened. Within emerging markets, a Chinese internet company was the Portfolio’s top performer for the year. The domestically focused company has consistently grown revenue and earnings throughout the year, building on its leading social networking business and by introducing internet gaming.

•      Holdings in North America (Canada) were also solid positive contributors for the year, driven by a holding in the world’s largest producer of uranium. Shares increased based on the improving outlook for nuclear power demand, the company’s consistent revenue and earnings growth, and the sale of its non-core gold business.

•      In Asia ex-Japan, the Portfolio’s underweighting led to underperfomance due to the region’s strong recovery, particularly in Australia.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

International Growth Equity Portfolio

•      The Portfolio outperformed in eight out of ten sectors for 2009, led by holdings in information technology and industrials. Within information technology, gains were driven by the aforementioned Chinese internet company and a Japanese specialty glass manufacturer that appreciated during the year as a result of increased demand and higher capacity utilization. In industrials, shares of a global leader in elevator and escalator production outperformed due to growth in its higher-margin modernization and service business and its growing market share in Asian countries with more stable economies. Additionally, a holding in the world’s largest maker of oil rigs increased during the year due to a doubling of profits in the second quarter and third quarter earnings that beat analysts’ expectations, combined with an increase in contracts. However, the Portfolio underperformed the Index in materials, where an underweight position dampened relative performance, and in consumer discretionary.

Management Strategies

•      After an apocalyptic 2008 in the financial markets, the fiscal and monetary stimulus initiated by governments worldwide during the fourth quarter of 2008 began to take effect and stimulate growth in 2009. While stimulative policies continue to be introduced, for example Japan’s $80 billion stimulus package announced December 8, 2009, positive trends in economic indicators appear to signal the broader recovery is gaining momentum and is beginning to be driven by real demand. Although China continues to be the recovery leader with reports of increased industrial production, imports and vehicle sales, the U.S. and Europe are also showing signs of positive growth. In the U.S., banks have been repaying TARP (Troubled Asset Relief Program) funds, jobless claims decreased in December and the ISM Manufacturing Index has increased. While Europe is expected to recover more slowly than the U.S., Europe’s manufacturing industry expanded for a second month in December. As noted in previous commentaries, Australia continues to see a strong recovery in its economy.

•      As 2010 progresses, we will watch to see if the positive trends continue. The markets may face considerable headwinds such as premature stimulus pullback, global risk of inflationary pressures and U.S. and pan-European governmental fiscal crunches. While we are clearly in a global recovery, many strategists think the equity markets have discounted the recovery to a large extent. In this environment, we continue to believe that our investment strategy of bottom-up stock selection focused on high quality, growth equities will be critical for generating long-term outperformance.

*      Minimum Investment

**    Commenced operations on December 27, 2005.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Since Inception(5)
Portfolio — Class I(4)	38.78%	1.03%
MSCI EAFE Index	31.78	1.07
Lipper International Large-Cap Growth Funds Index	31.87	1.90

Portfolio — Class P(4)	38.46	0.79
MSCI EAFE Index	31.78	1.07
Lipper International Large-Cap Growth Funds Index	31.87	1.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

International Growth Equity Portfolio

performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)    The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)    The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Growth Funds classification.

(3)    Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)    Commenced operations on December 27, 2005.

(5)    For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

Portfolio Composition*

Classification	Percentage of Total Investments
Commercial Banks	12.2%
Oil, Gas & Consumable Fuels	8.3
Insurance	6.2
Pharmaceuticals	5.9
Other**	65.9
Short-Term Investment	1.5
Total Investments	100.0%

*      Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2009.

**   Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

International Growth Equity Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
Australia (4.0%)
BHP Billiton Ltd.	27,850	$ 1,067
CSL Ltd.	27,962	813
Westpac Banking Corp.	37,046	834
		2,714
Austria (1.4%)
Vienna Insurance Group	18,415	946
Belgium (1.1%)
Groupe Bruxelles Lambert S.A. (c)	7,663	721
Canada (2.7%)
Cameco Corp.	33,326	1,081
EnCana Corp.	23,294	760
		1,841
Denmark (0.9%)
Vestas Wind Systems A/S (a)	9,737	596
Egypt (0.9%)
Orascom Construction Industries GDR	13,142	611
Finland (3.4%)
Fortum Oyj	43,992	1,192
Kone Oyj, Class B	25,741	1,100
		2,292
France (8.4%)
ArcelorMittal	27,955	1,268
AXA S.A.	37,365	884
BNP Paribas	17,001	1,341
LVMH Moet Hennessy Louis Vuitton S.A. (c)	8,142	914
Total S.A.	19,196	1,230
		5,637
Germany (4.6%)
Bayer AG	10,544	843
Deutsche Bank AG (Registered) (c)	13,845	976
Linde AG	10,776	1,297
		3,116
Greece (2.2%)
Coca-Cola Hellenic Bottling Co. S.A.	34,186	779
National Bank of Greece S.A. (a)	28,560	728
		1,507
Hong Kong (6.8%)
China Construction Bank Corp., Class H (c)	983,531	837
China Resources Power Holdings Co., Ltd.	383,046	758
CNOOC Ltd.	699,294	1,089
Li & Fung Ltd.	200,000	823
Tencent Holdings Ltd.	48,113	1,037
		4,544
India (1.1%)
Reliance Industries Ltd.	32,355	753
Ireland (1.5%)
Ryanair Holdings plc ADR (a)	36,982	992
Israel (1.7%)
Teva Pharmaceutical Industries Ltd. ADR	20,717	1,164
Italy (1.0%)
ENI S.p.A.	26,800	682
Japan (18.0%)
Benesse Holdings, Inc.	15,653	654
FamilyMart Co., Ltd. (c)	19,500	575
Fast Retailing Co., Ltd.	7,144	1,333
Honda Motor Co., Ltd.	21,500	727
Jupiter Telecommunications Co., Ltd.	860	852
Komatsu Ltd.	42,398	884
Kurita Water Industries Ltd. (c)	26,200	819
Nidec Corp.	11,070	1,018
Nippon Electric Glass Co., Ltd.	87,000	1,187
Rakuten, Inc.	1,184	900
Shin-Etsu Chemical Co., Ltd.	16,700	941
Shionogi & Co., Ltd. (c)	33,381	722
Sony Financial Holdings, Inc.	198	516
Stanley Electric Co., Ltd.	47,080	947
		12,075
Luxembourg (1.2%)
Millicom International Cellular S.A.	10,833	799
Mexico (1.3%)
America Movil S.A.B. de C.V., L, Class L ADR	18,390	864
Norway (1.3%)
Storebrand ASA (a)	127,364	864
Portugal (2.3%)
Banco Espirito Santo S.A. (Registered)	121,747	791
Jeronimo Martins SGPS S.A.	77,015	766
		1,557
Singapore (3.2%)
DBS Group Holdings Ltd.	128,646	1,399
Keppel Corp. Ltd.	129,470	753
		2,152
South Korea (0.8%)
LG Electronics, Inc.	5,140	533
Spain (2.9%)
Banco Santander S.A.	67,066	1,102
Red Electrica Corporacion S.A.	14,747	817
		1,919
Sweden (2.7%)
Investor AB, Class B (c)	44,715	827
Tele2 AB, Class B	62,234	953
		1,780

The accompanying notes are an integral part of the financial statements.	49

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

International Growth Equity Portfolio

	Shares	Value (000)
Switzerland (7.0%)
Nestle S.A. (Registered)	29,035	$ 1,411
Roche Holding AG (Genusschein)	7,149	1,216
SGS S.A. (Registered)	953	1,241
Syngenta AG (Registered)	3,092	866
		4,734
United Kingdom (15.9%)
Aggreko plc	60,359	899
Autonomy Corp. plc (a)	32,262	787
Cobham plc	240,684	970
Prudential plc	96,013	978
Reckitt Benckiser Group plc	24,475	1,326
SABMiller plc	33,076	970
Smith & Nephew plc	89,497	919
Standard Chartered plc	46,218	1,157
Tesco plc	152,647	1,049
Vedanta Resources plc (c)	22,184	917
Vodafone Group plc	299,042	692
		10,664
Total Common Stocks (Cost $64,558)		66,057
Short-Term Investments (9.1%)
Securities held as Collateral on Loaned Securities (7.6%)
Investment Company (6.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o)	4,413,480	4,413

	Face Amount (000)
Repurchase Agreement (1.0%)

Deutsche Bank Securities, Inc., 0.01%, dated 12/31/09, due 1/4/10, repurchase price $696; fully collateralized by U.S government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., Adjustable Rate Mortgages, 2.63% to 6.56%, due 11/1/22 to 6/1/38; Federal Home Loan Mortgage Corp., Gold Pool, Fixed Rate Mortgages, 3.50% to 7.50%, due 8/1/13 to 2/1/48; Federal National Mortgage Association, Adjustable Rate Mortgages, 2.52% to 6.29%, due 3/1/18 to 9/1/47; Federal National Mortgage Association, Fixed Rate Mortgages, 4.31% to 4.92%, due 6/1/19 to 12/1/19; Government National Mortgage Association, Adjustable Rate Mortgages, 0.86% to 4.38%, due 8/20/27 to 12/20/58; Government National Mortgage Association, Fixed Rate Mortgages, 3.50% to 7.50%, due 10/15/18 to 5/15/44, valued at $709.

	$ 696	696
		5,109

	Shares
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o)	982,258	982
Total Short-Term Investments (Cost $6,091)		6,091
Total Investments (107.4%) (Cost $70,649) — Including $4,883 of Securities Loaned (v)		72,148
Liabilities in Excess of Other Assets (-7.4%)		(4,961)
Net Assets (100%)		$67,187

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2009.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of total investments, $59,786,000 and 82.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
CAD	4	$4	1/4/10	USD	4	$4	$—	@

CAD  —  Canadian Dollar

USD  —  United States Dollar

@            Value is less than $500.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$ —	$ 970	$—	$ 970
Airlines	992	—	—	992
Auto Components	—	947	—	947

50	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

International Growth Equity Portfolio

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont’d)
Automobiles	$ —	$ 727		$—	$ 727
Beverages	—	1,749		—	1,749
Biotechnology	—	813		—	813
Capital Markets	—	976		—	976
Chemicals	—	3,104		—	3,104
Commercial Banks	—	8,189		—	8,189
Commercial Services & Supplies	—	899		—	899
Construction & Engineering	611	—		—	611
Distributors	—	823		—	823
Diversified Consumer Services	—	654		—	654
Diversified Financial Services	—	1,548		—	1,548
Diversified Telecommunication Services	—	953		—	953
Electric Utilities	—	2,009		—	2,009
Electrical Equipment	—	596		—	596
Electronic Equipment, Instruments & Components	—	2,205		—	2,205
Food & Staples Retailing	—	2,390		—	2,390
Food Products	—	1,411		—	1,411
Health Care Equipment & Supplies	—	919		—	919
Household Durables	—	533		—	533
Household Products	—	1,326		—	1,326
Independent Power Producers & Energy Traders	—	758		—	758
Industrial Conglomerates	—	753		—	753
Insurance	—	4,188		—	4,188
Internet & Catalog Retail	—	900		—	900
Internet Software & Services	—	1,037		—	1,037
Machinery	—	2,803		—	2,803
Media	—	852		—	852
Metals & Mining	—	3,252		—	3,252
Oil, Gas & Consumable Fuels	1,841	3,754		—	5,595
Pharmaceuticals	1,164	2,781		—	3,945
Professional Services	—	1,241		—	1,241
Software	—	787		—	787
Specialty Retail	—	1,333		—	1,333
Textiles, Apparel & Luxury Goods	—	914		—	914
Wireless Telecommunication Services	1,663	692		—	2,355
Total Common Stocks	6,271	59,786		—	66,057
Short-Term Investments
Investment Company	5,395	—		—	5,395
Repurchase Agreement	—	696		—	696
Total Short-Term Investments	5,395	696		—	6,091
Total Assets	11,666	60,482		—	72,148
Liabilities:
Foreign Currency Exchange Contracts	—	—	@	—	—	@
Total Liabilities	—	—	@	—	—	@
Total	$11,666	$60,482		$—	$72,148

The accompanying notes are an integral part of the financial statements.	51

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

International Real Estate Portfolio

The International Real Estate Portfolio (the “Portfolio”) seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located in various global markets throughout the world (excluding the United States and Canada). Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. In addition to the general risks associated with real-estate investment, REIT investing entails other risks, such as credit and interest-rate risk.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 46.54% for the Class I shares, net of fees. The Portfolio’s Class I shares outperformed against the FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe/20% Asia) which returned 40.81% and the MSCI EAFE Index which returned 31.78%.

Factors Affecting Performance

•                  The international real estate securities market posted large gains in the 12-month period ending December 31, 2009, but the stocks have still experienced significant declines from peak levels.

•                  European and Asian real estate securities posted large declines through mid-March, as share prices appeared to be impacted by negative investor sentiment in response to a continuation of weak economic data and the deterioration of the credit markets. Subsequently, the sector rallied significantly on the back of an improved outlook for the global economy, the strong rally in the broader equity and debt markets, overall improvements in capital market conditions, and the significant volume of successful public real estate company equity offerings which allowed the companies to delever their balance sheets and address upcoming debt maturities.

•                  Significant outperformance within each of the regional sub-portfolios contributed to relative returns. Global allocation among the regional portfolios also contributed to relative returns, while cash held in the Portfolio detracted from relative returns.

•                  In Asia, the Portfolio benefited from stock selection within and an overweight to Hong Kong, an underweight to Australia, and stock selection in Singapore and Japan. The benefits of these positions were partially offset by the impact of an underweight to Singapore.

•                  In Europe, the Portfolio benefited from stock selection in the U.K. and an underweight to Belgium; this was modestly offset by stock selection in France.

Management Strategies

•                  The Portfolio is comprised of two regional sub-portfolios with an allocation which weights each major region (Europe and Asia) based on our view of its relative attractiveness in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification.

•                  Our company-specific research leads us to specific preferences for sub-segments within each property market. For the period ended December 31, 2009, the Portfolio was overweight the Asian listed property sector and underweight the European listed property sector.

•                  Within Asia, we expect underlying property fundamentals and asset values in key markets within Japan and Hong Kong to remain relatively more stable than other markets given relatively low vacancy and limited new supply over the next few years. The overweight to the Asian region was predominated by real estate operating companies (REOCs) in Japan and Hong Kong. The Hong Kong REOCs posted significant gains and outperformed, ending the period trading at a narrow discount to the net asset values (NAVs) of their underlying property, which may be poised for growth given prospects for a recovery in rents and asset values. The Japanese REOCs underperformed, only posting modest gains and continue to trade at a wide discount to their NAVs, despite better than expected prime office market fundamentals. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

International Real Estate Portfolio

given what we believe are their relatively more favorable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which are capital constrained with more limited access to financing and maintain predominant exposure to secondary assets. The Portfolio was underweight the Australian LPT sector, which trades at a wide premium to NAVs.

•                  In Europe, the Portfolio ended the year overweight the U.K., France and Italy and underweight the remainder of the Continent. Valuations on the Continent ended the period at par to NAV (based on reported NAVs, which reflect only marginal capital value declines since the start of the credit crisis due to limited transactional evidence thus far); however NAVs are generally expected to decline further in most markets. Valuations in the U.K. ended the year at an average 8% premium to reported NAVs, which have started to show positive growth after declining by a cumulative 57% since June 2007.

•                  In contrast to the relatively more stable outlook for underlying property valuations in Asia, and emerging evidence of capital value improvements in the U.K., in Continental Europe there are expectations for further weakness in underlying property fundamentals and asset values. However, a key question remains the magnitude of prospective asset value declines from peak levels since transactional evidence continues to be limited in most markets due to the wide bid-ask spread between buyers and sellers. It is notable that given the improvements in the capital markets and the significant amount of equity issued by the public companies to improve their balance sheets, a debate has emerged as to whether the magnitude of asset value declines will be less than previously expected. In some sub-segments of these markets, we believe current share price valuations already reflect the prospective weakening in underlying fundamentals and asset values. In the short term, share prices may experience incremental weakness, but we believe that expected returns over the medium and long-term are compelling given the current pricing for many of the companies provides an entry point that already reflects downside risks.

*                 Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

International Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe/20% Asia)(1) and the Morgan Stanley Capital International (MSCI) EAFE Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception	(5)
Portfolio — Class I(4)	46.54%	1.73%	11.68%	9.21%
FTSE EPRA/NAREIT Developed ex- North America Real Estate Index (80% Europe/20% Asia)	40.81	0.17	9.63	7.72
MSCI EAFE Index	31.78	3.54	1.17	3.77

Portfolio — Class P(4)	46.08	1.48	11.39	8.93
FTSE EPRA/NAREIT Developed ex- North America Real Estate Index (80% Europe/20% Asia)	40.81	0.17	9.63	7.72
MSCI EAFE Index	31.78	3.54	1.17	3.77

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)             The FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe 20% Asia) — Net Total Return to U.S. investors is a customized benchmark, 80% of which consists of the performance of the FTSE EPRA/NAREIT Developed Real Estate Index: Europe Series — Net Total Return to U.S. investors and 20% of which consists of the performance of the FTSE EPRA/NAREIT Developed Real Estate Index: Asia Series — Net Total Return to U.S. investors. These series are components of the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. investors, which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. “Net Total Return to U.S. investors” reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)             The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 21 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)             Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)             Commenced operations on October 1, 1997.

(5)             For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Percentage of
Classification	Total Investments
Diversified	51.3%
Retail	19.3
Office	15.1
Other*	12.9
Short-Term Investment	1.4
Total Investments	100.0%

*                 Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.5%)
Australia (5.2%)
CFS Retail Property Trust REIT	1,056,088	$ 1,789
Commonwealth Property Office Fund REIT	1,243,007	1,075
Dexus Property Group REIT	187,501	142
GPT Group REIT	4,893,358	2,628
Mirvac Group REIT	212,174	295
Stockland REIT	1,393,331	4,896
Westfield Group REIT	1,239,935	13,828
		24,653
Austria (0.6%)
Conwert Immobilien Invest SE (a)	248,219	3,038
Belgium (0.7%)
Befimmo SCA Sicafi REIT	35,983	3,174
Finland (1.1%)
Sponda Oyj (a)	1,303,646	5,101
France (22.9%)
Fonciere Des Regions REIT	53,839	5,506
Gecina S.A. REIT	22,298	2,413
ICADE REIT	175,219	16,664
Klepierre REIT	221,827	9,024
Mercialys S.A. REIT	92,402	3,251
Silic REIT	60,749	7,394
Unibail-Rodamco SE REIT	289,044	63,630
		107,882
Germany (1.2%)
Alstria Office AG REIT	234,666	2,535
Deutsche Euroshop AG	98,680	3,348
		5,883
Hong Kong (12.0%)
China Overseas Land & Investment Ltd.	2,944,240	6,165
China Resources Land Ltd.	1,543,000	3,473
Guangzhou R&F Properties Co., Ltd., Class H	1,142,800	1,995
Hang Lung Properties Ltd.	1,118,000	4,368
Henderson Land Development Co., Ltd.	580,000	4,322
Hong Kong Land Holdings Ltd.	1,695,000	8,342
Hysan Development Co., Ltd.	558,803	1,582
Kerry Properties Ltd.	1,038,771	5,245
KWG Property Holding Ltd.	248,000	189
Poly Hong Kong Investments Ltd.	711,000	882
Shimao Property Holdings Ltd.	587,500	1,102
Sino Land Co., Ltd.	201,969	390
Sino-Ocean Land Holdings Ltd.	137,500	126
Sun Hung Kai Properties Ltd.	1,219,300	18,092
Swire Pacific Ltd., Class A	3,500	42
Wharf Holdings Ltd.	92,000	526
		56,841
Italy (1.4%)
Beni Stabili S.p.A.	8,185,274	6,728
Japan (7.4%)
Japan Real Estate Investment Corp. REIT	237	1,740
Mitsubishi Estate Co., Ltd.	750,000	11,896
Mitsui Fudosan Co., Ltd.	640,000	10,747
Nippon Building Fund, Inc. REIT	307	2,326
NTT Urban Development Corp.	2,294	1,521
Sumitomo Realty & Development Co., Ltd.	353,000	6,621
		34,851
Malta (0.0%)
BGP Holdings plc (a)(d)	4,769,371	—
Netherlands (6.6%)
Corio N.V. REIT	183,484	12,532
Eurocommercial Properties N.V. CVA REIT	218,686	9,024
ProLogis European Properties (a)	680,945	4,195
Vastned Retail N.V. REIT	39,789	2,612
Wereldhave N.V. REIT	29,261	2,796
		31,159
Singapore (2.1%)
Allgreen Properties Ltd.	324,000	281
CapitaCommercial Trust REIT	1,187,000	982
CapitaLand Ltd.	1,820,000	5,391
CapitaMall Trust REIT	913,000	1,158
City Developments Ltd.	12,000	98
Keppel Land Ltd.	365,000	902
Suntec REIT	499,000	477
Wing Tai Holdings Ltd.	474,000	613
		9,902
Sweden (2.4%)
Castellum AB	269,204	2,717
Hufvudstaden AB, Class A	1,132,731	8,559
		11,276
Switzerland (4.0%)
Allreal Holding AG	11,285	1,342
PSP Swiss Property AG (Registered) (a)	305,880	17,310
		18,652
United Kingdom (30.9%)
Big Yellow Group plc REIT (a)	1,077,227	6,143
British Land Co. plc REIT	2,510,445	19,244
Capital & Regional plc (a)	4,672,138	2,556
Derwent London plc REIT	336,206	7,101
Development Securities plc	539,810	2,977
Grainger plc	3,054,361	6,258
Great Portland Estates plc REIT	885,815	4,103
Hammerson plc REIT	2,204,765	14,972
Land Securities Group plc REIT	2,179,948	23,891
Liberty International plc REIT	1,308,727	10,778
LXB Retail Properties PLC (a)	2,156,260	3,378
Minerva plc (a)	1,643,133	1,990
Quintain Estates & Development plc (a)	6,970,646	6,697
Safestore Holdings plc	2,453,744	6,537

The accompanying notes are an integral part of the financial statements.	55

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

International Real Estate Portfolio

	Shares	Value (000)
United Kingdom (cont’d)
Segro plc REIT	2,801,235	$ 15,463
Shaftesbury plc REIT	252,386	1,600
ST Modwen Properties plc (a)	1,159,406	3,601
Unite Group plc (a)	1,741,628	8,422
		145,711
Total Common Stocks (Cost $753,877)		464,851

	No. of Warrants
Warrants (0.0%)
France (0.0%)
Fonciere Des Regions, expires 12/31/10 (a) (Cost $—)	53,839	45

	Shares
Short-Term Investment (1.4%)
Investment Company (1.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o) (Cost $6,805)	6,805,453	6,805
Total Investments (99.9%) (Cost $760,682) (v)		471,701
Other Assets in Excess of Liabilities (0.1%)		377
Net Assets (100%)		$472,078

(a)                                Non-income producing security.

(d)                               At December 31, 2009, the Portfolio held a fair valued security valued at $0, representing 0%, of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(o)                               See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

(v)                               The approximate market value and percentage of total investments, $464,896,000 and 98.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

CVA                    Certificaten Van Aandelen

REIT                   Real Estate Investment Trust

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
JPY	31,951	$344	1/5/10	USD	347	$347	$ 3
USD	84	84	1/4/10	HKD	653	84	—	@
		$428				$431	$ 3

HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
USD	—	United States Dollar
@		Value is less than $500.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$ —	$ 241,770	$—		$ 241,770
Industrial	—	19,658	—		19,658
Office	—	71,058	—		71,058
Residential	—	20,036	—		20,036
Retail	—	91,227	—		91,227
Self Storage	—	12,680	—		12,680
Specialty	—	8,422	—	†	8,422
Total Common Stocks	—	464,851	—	†	464,851
Foreign Currency Exchange Contracts	—	3	—		3
Short-Term Investment
Investment Company	6,805	—	—		6,805
Warrants	—	45	—		45
Total Assets	6,805	464,899	—	†	471,704

Total	$6,805	$464,899	$—	†	$471,704

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stocks (000)
Balance as of 12/31/08	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—	†
Net transfers in and/or out of Level 3	—
Balance as of 12/31/09	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.	$—

†  Includes a security which is valued at zero.

56	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

International Small Cap Portfolio

The International Small Cap Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 27.45%, net of fees, for the Class I shares. The Portfolio’s Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index (the “Index”) which returned 46.78%.

Factors Affecting Performance

•                  The MSCI EAFE Small Cap Index (the “Index”) posted an impressive return of 46.8% for the final year of the decade. While it was a strong year overall for the Index, nearly 60% of the return was achieved in the months of April and May when the Index rose 15% and 14%, respectively.

•                  During the year, the cyclical sectors dominated the Index performance with the energy sector rising 93%, driven by a rise in oil prices from $33 to $83. Information technology, materials and consumer discretionary rose 66%, 58% and 51%, respectively. The industrials sector, the largest sector, was in line with the Index return of 47%. The sector’s performance was “held back” by the more modest rise of 9% for Japanese industrials. Financials lagged the Index with a return of 35%, but there was a sharp contrast in the performance of the underlying sectors. Real estate companies rose 57% versus banks, which closed the year up a mere 0.02% on weakness in Japanese banks. Three of the four defensive sectors (utilities, health care and consumer staples) all ended the year behind the Index.

•                  For the year, the Portfolio’s underperformance was split almost equally between two key drivers — our significant underperformance during the low quality rally in the first half of the year and Japan dominating the second half.

•                  April saw the Index rally 15%, its highest monthly performance ever. The rally reflected the market’s total change in sentiment following Citigroup’s better-than-expected results in March. The stocks that rallied hardest were those that had been most financially distressed. Not owning these companies, given our focus on strong balance sheets and coverage ratios, led the Portfolio to underperform by 8% in one month. This underperformance was particularly marked in the U.K. and to a lesser extent in Ireland and Scandinavia, primarily in the consumer discretionary and industrial sectors in those countries. The scale of the move in these stocks dominated the full year sector and country attribution despite some strong stock selection in each of these sectors and markets throughout the rest of the year.

•                  Our overweight to Japan, and in particular Japanese financials, accounted for the remainder of this year’s underperformance. Early in 2009, profit taking in Japan followed the country’s strong relative performance at the end of 2008. In the interim months (May to August), the Portfolio’s performance started to catch up on the back of broadly based, strong stock selection and Japan no longer serving as a drag. Going into the fourth quarter, however, Japan significantly underperformed as investors took a negative view (unfairly, we believe) of Japan’s economic prospects for recovery. In December, Japan’s poor performance reversed sharply (in local currency terms) and the Portfolio immediately benefited. For the month, the Portfolio outperformed the Index, driven by strong stock selection, most particularly in Japan.

Management Strategies

•                  2009 marked a year of higher portfolio turnover. After the decline in the market in 2008 and early 2009, the value screens, which drive our fundamental research, swung from being tilted toward defensive sectors to almost fully populated by cyclicals. We bought a raft of high quality, typically cash rich and lowly indebted, high returning cyclicals across Europe and Asia. These cyclicals were starting to more than discount our own conservative outlook, which was based on the companies returning over

The accompanying notes are an integral part of the financial statements.	57

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

International Small Cap Portfolio

time to their mid-cycle margins and returns. By mid-year 2009, the Portfolio’s allocation was 16% defensives and 84% cyclicals, essentially in line with the Index and this was little changed at year end. The strong move into cyclicals was correct but our focus on high quality didn’t find a place in the low beta rally or get handed a “get out of jail free card” that many of the most financially distressed companies gratefully grasped.

•                  Not surprisingly, given the strong recovery in cyclicals, we are seeing a more even spread of value now in our screens between defensive and cyclical sectors. There is no question that the market will continue to be preoccupied with looking for evidence of a recovery in corporate top lines as well as bottom lines but, given the attractive valuations on which we are still able to buy many small caps, little recovery is yet priced into the names owned in the portfolio as of this writing.

•                  Japan remains overweight in the Portfolio namely because we believe valuations haven’t been as attractive, absolutely or relatively, in Japan for 20 years and because the same key drivers of performance present in all the other markets in 2009 are just as evident in Japan. There are clear signs of improving industrial production, rising capacity utilization, stabilizing inventory levels, recovering consumer confidence and significant corporate cost cutting. The fact that the market failed to price this in last year is all the more surprising given Japan’s significant economic leverage and, in particular, its leading role as a beneficiary of the growth in China and the region. Japan finally appears to be getting some attention, as evidenced by December’s improved performance.

•                  Within the Japanese market, we like financials and we believe that the significant underperformance last year reflected the market’s preoccupation with weakness in the Japanese economy and the possibility of the banks needing to raise additional capital. We believe the underlying fundamentals for the Japanese companies that we own are strong and each company is, without exception, sufficiently capitalized. We believe the catalyst for a higher share price will be emerging signs that the 2% deflation priced into the bond market is no longer justified. The market seems to believe that Japanese banks are structurally rather than cyclically depressed. We disagree.

•                  We remain positive on the outlook for international small caps. Despite 2009’s 47% rise, the asset class remains cheap both absolutely and relatively, in our view. The quality bias that hurt the Portfolio’s performance in 2009 reflects investments in a raft of companies that, in our view, have made the best use of a bad crisis to emerge stronger than ever. This is yet to be reflected in their valuations.

*                 Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares vary from Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index(1) and the Lipper International Small/Mid-Cap Value Funds Average(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	27.45%	0.57%	6.08%	9.67%
MSCI EAFE Small Cap Total Return Index	46.78	3.51	6.04	5.37
Lipper International Small/Mid-Cap Value Funds Average	50.45	4.61	8.20	—	(7)

58

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

International Small Cap Portfolio

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class P(5)	27.14%	—%	—%	23.86%
MSCI EAFE Small Cap Total Return Index	46.78	—	—	32.90
Lipper International Small/Mid-Cap Value Funds Average	50.45	—	—	37.08

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)

The Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments. The MSCI EAFE Small Cap Total Return Index commenced as of January 31, 2002. Returns, including periods prior to January 31, 2002, are calculated using the return data of the MSCI EAFE Small Cap Index through January 30, 2002 and the return data of the MSCI EAFE Small Cap Total Return Index since January 31, 2002. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper International Small/Mid-Cap Value Funds Average tracks the performance of all funds in the Lipper International Small/Mid-Cap Value Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper International Small/Mid-Cap Value Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on December 15, 1992.
(5)	Commenced operations on October 21, 2008.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

(7)	Return information for the Lipper International Small/Mid-Cap Value Funds Average since inception is not available.

Portfolio Composition

Classification	Percentage of Total Investments
Machinery	13.0%
Commercial Banks	8.1
Food Products	6.9
Semiconductors & Semiconductor Equipment	5.9
Diversified Financial Services	5.6
Real Estate Management & Development	5.5
Construction Materials	5.1
Other*	48.0
Short-Term Investment	1.9
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

International Small Cap Portfolio

	Shares	Value (000)
Common Stocks (99.0%)
Australia (4.9%)
BlueScope Steel Ltd.	1,633,195	$ 4,507
CSR Ltd.	2,237,473	3,599
Goodman Fielder Ltd.	1,574,253	2,291
Iluka Resources Ltd. (a)	1,568,938	4,993
Infomedia Ltd.	8,539,155	2,443
Pacific Brands Ltd. (a)	2,592,435	2,601
		20,434
Denmark (3.7%)
Jyske Bank A/S (a)	188,717	7,345
NKT Holding A/S (a)	52,918	2,943
Sydbank A/S (a)	116,848	3,010
Topdanmark A/S (a)	14,337	1,941
		15,239
Finland (2.0%)
Konecranes Oyj	140,609	3,824
Rautaruukki Oyj	198,223	4,552
		8,376
France (2.3%)
Euler Hermes S.A.	27,861	2,070
Sa des Ciments Vicat	37,917	3,181
Teleperformance	129,548	4,183
		9,434
Germany (8.0%)
Demag Cranes AG	114,680	3,827
GEA Group AG	145,905	3,248
Gerresheimer AG	92,643	3,112
GFK SE	59,298	2,055
Kontron AG	256,409	2,933
Leoni AG	182,421	4,279
Praktiker Bau-und Heimwerkermaerkte AG	170,765	1,889
Rheinmetall AG	67,616	4,337
Sartorius AG (Non-Voting Shares)	102,692	2,342
SCS Standard Computersysteme AG (a)(d)(l)	21,289	—
Tognum AG	290,393	4,818
		32,840
Greece (1.4%)
Folli-Follie S.A.	86,144	1,624
Hellenic Exchanges S.A. Holding Clearing Settlement and Registry	384,960	3,990
		5,614
Hong Kong (2.5%)
Asia Satellite Telecommunications Holdings Ltd.	598,500	846
Midland Holdings Ltd.	7,674,000	6,569
Techtronic Industries Co.	3,759,000	3,114
		10,529
Ireland (4.9%)
FBD Holdings plc	437,919	4,333
Glanbia plc	1,305,625	5,392
Kerry Group plc, Class A	65,989	1,945
Smurfit Kappa Group plc (a)	937,042	8,448
		20,118
Italy (4.2%)
Brembo S.p.A	362,537	2,698
Buzzi Unicem S.p.A.	401,207	6,444
Davide Campari-Milano S.p.A.	96,470	1,005
Interpump Group S.p.A. (a)	849,831	4,502
Maire Tecnimont S.p.A.	612,698	2,177
SAES Getters S.p.A. (a)	73,368	633
		17,459
Japan (36.0%)
Alpha Systems, Inc.	140,100	2,601
Axell Corp.	203,900	7,176
Chuo Mitsui Trust Holdings, Inc.	2,243,000	7,486
Daibiru Corp.	604,400	4,318
Fuji Machine Manufacturing Co., Ltd.	661,800	8,170
Fuyo General Lease Co., Ltd.	323,700	6,807
Harmonic Drive Systems, Inc.	665	1,503
Hikari Tsushin, Inc.	105,219	1,902
Jaccs Co., Ltd.	3,735,000	8,779
Japan Securities Finance Co., Ltd.	1,684,192	12,900
Leopalace21 Corp. (a)	828,600	3,367
Maxvalu Tokai Co., Ltd.	120,000	1,362
Miraial Co., Ltd.	309,900	8,251
Mori Seiki Co., Ltd.	555,300	4,959
Nakanishi, Inc.	25,286	2,009
Nihon Micro Coating Co., Ltd. (a)	396,000	532
Ohara, Inc.	210,200	3,574
Okinawa Cellular Telephone Co.	997	1,666
Osaki Engineering Co., Ltd.	1,512	1,460
Sawada Holdings Co., Ltd. (a)	603,700	2,225
Shinkawa Ltd.	295,300	4,655
St. Marc Holdings Co., Ltd.	50,400	1,372
Sumitomo Osaka Cement Co., Ltd.	3,296,970	5,043
Sun Frontier Fudousan Co., Ltd. (a)	12,368	1,933
Taiheiyo Cement Corp. (a)	5,962,000	6,784
THK Co., Ltd.	122,100	2,157
TOC Co., Ltd.	1,197,200	4,522
Toei Animation Co., Ltd.	291,300	5,067
Tokyo Tomin Bank Ltd. (The)	618,781	8,402
Union Tool Co.	205,000	5,366
Vantec Corp.	3,245	4,709
Yachiyo Bank Ltd. (The)	330,900	7,440
		148,497
Netherlands (1.1%)
Draka Holding N.V. (a)	239,601	4,578
New Zealand (0.5%)
Fisher & Paykel Healthcare Corp., Ltd.	833,707	2,043
Norway (5.6%)
Acergy S.A.	350,993	5,535
Fred Olsen Energy ASA	57,401	2,197

60	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

International Small Cap Portfolio

	Shares	Value (000)
Norway (cont’d)
Pronova BioPharma A/S (a)	1,604,933	$ 4,856
Prosafe SE	845,179	5,352
Schibsted ASA (a)	240,287	5,380
		23,320
Spain (1.6%)
Grifols S.A.	133,225	2,321
Miquel y Costas & Miquel S.A.	39,908	856
Viscofan S.A.	138,741	3,520
		6,697
Sweden (1.3%)
Husqvarna AB, Class B (a)	292,316	2,158
Saab AB, Class B	65,602	1,082
SKF AB, Class B	124,355	2,136
		5,376
Switzerland (3.1%)
Bucher Industries AG (Registered)	39,373	4,257
Georg Fischer AG (Registered) (a)	12,062	3,036
Kuoni Reisen Holding AG (Registered)	16,194	5,468
		12,761
United Kingdom (15.9%)
Bodycote plc	723,578	1,857
Britvic plc	355,892	2,345
Catlin Group Ltd.	387,484	2,126
Chemring Group plc	90,193	4,244
CVS Group plc (a)	1,251,663	3,540
Debenhams plc (a)	769,588	960
Dignity plc	217,073	2,115
Home Retail Group plc	571,222	2,604
Informa plc	827,750	4,235
Kesa Electricals plc	1,564,676	3,731
Luminar Group Holdings plc (a)	3,559,038	2,168
Melrose plc	701,542	2,021
Premier Foods plc (a)	17,844,017	10,211
Savills plc	427,191	2,208
SIG plc (a)	2,303,707	4,133
Tate & Lyle plc	778,626	5,415
Wincanton plc	1,940,331	6,349
Wolseley plc (a)	266,547	5,332
		65,594
Total Common Stocks (Cost $409,160)		408,909

	No. of Warrants
Warrants (0.0%)
Italy (0.0%)
Interpump Group S.p.A, expires 10/31/12 (a) (Cost $—)	178,840	59

	Shares
Short-Term Investment (2.0%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o) (Cost $8,025)	8,024,659	$ 8,025
Total Investments (101.0%) (Cost $417,185) (v)		416,993
Liabilities in Excess of Other Assets (-1.0%)		(4,078)
Net Assets (100%)		$412,915

(a)	Non-income producing security.
(d)

At December 31, 2009, the Portfolio held a fair value security valued at $0, representing 0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(l)	Security has been deemed illiquid at December 31, 2009.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of total investments, $408,968,000 and 98.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	25	$ 36	1/4/10	USD	36	$ 36	$ —	@
EUR	62	89	1/6/10	USD	89	89	—	@
JPY	14,355	154	1/5/10	USD	156	156	2
JPY	1,450,000	15,569	1/8/10	USD	16,713	16,713	1,144
USD	294	294	1/5/10	AUD	327	294	—	@
USD	206	206	1/4/10	CHF	214	207	1
USD	129	129	1/5/10	DKK	667	129	—	@
USD	712	712	1/4/10	EUR	496	711	(1)
USD	392	392	1/5/10	EUR	273	391	(1)
USD	1,023	1,023	1/4/10	GBP	645	1,042	19
USD	156	156	1/5/10	HKD	1,208	156	—	@
USD	31	31	1/4/10	JPY	2,811	30	(1)
USD	2,244	2,244	1/6/10	JPY	207,111	2,224	(20)
USD	376	376	1/5/10	NOK	2,177	376	—	@
USD	33	33	1/6/10	NZD	46	33	—	@
USD	70	70	1/5/10	SEK	503	70	—	@
		$21,514				$22,657	$1,143

The accompanying notes are an integral part of the financial statements.	61

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

International Small Cap Portfolio

AUD	—	Australian Dollar
CHF	—	Swiss Franc
DKK	—	Denmark Krone
EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
USD	—	United States Dollar
@		Value is less than $500.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$ —	$ 5,326	$—		$ 5,326
Air Freight & Logistics	—	11,058	—		11,058
Auto Components	—	6,977	—		6,977
Beverages	—	3,350	—		3,350
Biotechnology	—	2,321	—		2,321
Capital Markets	—	2,225	—		2,225
Chemicals	—	4,106	—		4,106
Commercial Banks	—	33,683	—		33,683
Construction & Engineering	—	2,177	—		2,177
Construction Materials	—	21,452	—		21,452
Consumer Finance	—	8,779	—		8,779
Containers & Packaging	—	8,448	—		8,448
Distributors	—	2,601	—		2,601
Diversified Consumer Services	—	2,115	—		2,115
Diversified Financial Services	—	23,697	—		23,697
Diversified Telecommunication Services	—	846	—		846
Electrical Equipment	—	9,396	—		9,396
Electronic Equipment, Instruments & Components	—	633	—		633
Energy Equipment & Services	—	13,084	—		13,084
Food & Staples Retailing	—	1,362	—		1,362
Food Products	—	28,774	—		28,774
Health Care Equipment & Supplies	—	6,394	—		6,394
Health Care Providers & Services	—	3,540	—		3,540
Hotels, Restaurants & Leisure	—	9,008	—		9,008
Household Durables	—	5,272	—		5,272
Industrial Conglomerates	—	7,936	—		7,936
Information Technology Services	—	—	—	†	—	†
Insurance	—	10,470	—		10,470
Internet & Catalog Retail	—	2,604	—		2,604
Life Science Tools & Services	—	3,112	—		3,112
Machinery	—	53,806	—		53,806
Media	—	14,682	—		14,682
Metals & Mining	—	14,052	—		14,052
Multiline Retail	—	960	—		960
Paper & Forest Products	—	856	—		856
Pharmaceuticals	—	4,856	—		4,856
Professional Services	—	6,238	—		6,238
Real Estate Management & Development	—	22,917	—		22,917
Semiconductors & Semiconductor Equipment	—	24,475	—		24,475
Software	—	5,044	—		5,044
Specialty Retail	—	7,522	—		7,522
Textiles, Apparel & Luxury Goods	—	1,624	—		1,624
Trading Companies & Distributors	—	9,465	—		9,465
Wireless Telecommunication Services	—	1,666	—		1,666
Total Common Stocks	—	408,909	—	†	408,909
Foreign Currency Exchange Contracts	—	1,166	—		1,166
Short-Term Investment
Investment Company	8,025	—	—		8,025
Warrants	—	59	—		59
Total Assets	8,025	410,134	—	†	418,159

Liabilities:
Foreign Currency Exchange Contracts	—	23	—		23
Total Liabilities	—	23	—		23
Total	$8,025	$410,111	$—	†	$418,136

62	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

International Small Cap Portfolio

Fair Value Measurement Information: (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stocks (000)
Balance as of 12/31/08	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—
Balance as of 12/31/09	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.	$—

†  Includes a security which is valued at zero.

The accompanying notes are an integral part of the financial statements.	63

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

Capital Growth Portfolio

The Capital Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. There is no assurance that a portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that the market values of securities owned by the portfolio will decline and that the value of portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this portfolio. Please be aware that this portfolio may be subject to certain additional risks. Equity. In general equity securities’ values also fluctuate in response to activities specific to a company. Foreign and emerging markets. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 62.97%, net of fees, for Class I shares. The Portfolio’s Class I shares outperformed against its benchmark, the Russell 1000® Growth Index (the “Index”) which returned 37.21%.

Factors Affecting Performance

•                  In many ways, 2009 was as surprising for investors as 2008. We made few changes to the Portfolio during the downturn, as we believed our high quality companies with sustainable competitive advantages had the potential to perform well over time. Staying true to our philosophy and process proved advantageous in 2009, as higher quality names — those with attractive returns on invested capital and strong balance sheets — led for most of the year. As it became more apparent we were not headed for a total meltdown, the recovery broadened across the Portfolio’s holdings. While turnover remained low, we did add new names as several of the Portfolio’s holdings graduated from mid- to large-cap and as we found more compelling opportunities. For the period overall, stock selection drove the Portfolio’s relative outperformance.

•                  Stock selection in consumer discretionary had the largest positive effect on relative performance, although an overweight there slightly detracted. Within the sector, outperformance was driven by the diversified retail industry.

•                  Stock selection in technology also produced relative gains, but was slightly offset by the negative impact of an underweight in the sector. The computer services software and systems industry led performance within the sector.

•                  Both stock selection and an overweight in financial services added to relative performance. Here, exposure to the securities brokerage and services industry was the primary contributor.

•                  However, stock selection in materials and processing detracted from relative performance, despite the benefit of an overweight position in the sector. The sole underperformer was in the building materials industry.

Management Strategies

•                  As a team, we do not spend a great deal of time thinking about a market outlook, as we believe it is nearly impossible to correctly anticipate what will happen over short periods of time. While current conditions seem encouraging, with initial public offerings and merger and acquisition activity expanding, we cannot rule out volatility around short-term events. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we consider to be high quality companies with diverse business drivers not tied to a particular market environment.

*                 Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

Capital Growth Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	62.97%	3.52%	–1.27%	8.67%
Russell 1000® Growth Index	37.21	1.63	–3.99	6.97
Lipper Multi-Cap Growth Funds Index	39.17	1.49	–2.85	7.47

Portfolio — Class P(5)	62.66%	3.28%	–1.51%	6.52%
Russell 1000® Growth Index	37.21	1.63	–3.99	4.93
Lipper Multi-Cap Growth Funds Index	39.17	1.49	–2.85	4.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Multi-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on April 2, 1991.
(5)	Commenced operations on January 2, 1996.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Computer Services Software & Systems	19.6%
Consumer Lending	9.2
Diversified Retail	8.1
Commercial Services	7.2
Computer Technology	6.9
Alternative Energy	5.1
Other*	40.5
Short-Term Investment	3.4
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

Capital Growth Portfolio

	Shares	Value (000)
Common Stocks (96.7%)
Air Transport (1.8%)
Expeditors International of Washington, Inc.	399,874	$ 13,888
Alternative Energy (5.1%)
Range Resources Corp.	201,928	10,066
Ultra Petroleum Corp. (a)	596,026	29,718
		39,784
Asset Management & Custodian (1.4%)
BlackRock, Inc.	45,763	10,626
Biotechnology (1.8%)
Illumina, Inc. (a)	445,450	13,653
Casinos & Gambling (3.8%)
Las Vegas Sands Corp. (a)	599,486	8,957
Wynn Resorts Ltd.	349,241	20,336
		29,293
Cement (2.2%)
Cemex S.A.B. de C.V. ADR (a)	614,916	7,268
Martin Marietta Materials, Inc.	108,700	9,719
		16,987
Chemicals: Diversified (4.2%)
Monsanto Co.	401,710	32,840
Commercial Finance & Mortgage Companies (2.1%)
BM&F Bovespa S.A.	2,324,742	16,156
Commercial Services (7.2%)
China Merchants Holdings International Co. Ltd.	2,787,328	8,979
Corporate Executive Board Co. (The)	197,027	4,496
eBay, Inc. (a)	497,461	11,710
Leucadia National Corp. (a)	678,746	16,148
Monster Worldwide, Inc. (a)	244,934	4,262
SGS S.A. (Registered)	8,059	10,494
		56,089
Communications Technology (4.7%)
America Movil S.A.B. de C.V., Class L ADR	248,605	11,679
Cisco Systems, Inc. (a)	444,142	10,633
Research In Motion Ltd. (a)	211,664	14,296
		36,608
Computer Services Software & Systems (19.7%)
Adobe Systems, Inc. (a)	304,338	11,194
Baidu, Inc. ADR (a)	43,032	17,696
Google, Inc., Class A (a)	92,115	57,109
Salesforce.com, Inc. (a)	261,665	19,303
Tencent Holdings Ltd.	1,475,900	31,809
Visa, Inc., Class A	102,135	8,933
VMware, Inc., Class A (a)	142,149	6,024
		152,068
Computer Technology (6.9%)
Apple, Inc. (a)	252,533	53,249
Consumer Lending (9.2%)
American Express Co.	406,188	16,459
Berkshire Hathaway, Inc., Class B (a)	4,081	13,410
Mastercard, Inc., Class A	94,289	24,136
Redecard S.A.	1,033,134	17,024
		71,029
Diversified Financial Services (1.8%)
CME Group, Inc.	42,057	14,129
Diversified Media (0.8%)
McGraw-Hill Cos., Inc. (The)	182,563	6,118
Diversified Retail (8.1%)
Amazon.com, Inc. (a)	414,549	55,765
Sears Holdings Corp. (a)	87,129	7,271
		63,036
Insurance: Multi-Line (1.5%)
Loews Corp.	310,418	11,284
Medical Equipment (1.4%)
Intuitive Surgical, Inc. (a)	36,717	11,137
Pharmaceuticals (1.8%)
Allergan, Inc.	161,124	10,152
Gen-Probe, Inc. (a)	90,508	3,883
		14,035
Real Estate Investment Trusts (REIT) (3.4%)
Brookfield Asset Management, Inc., Class A	1,197,955	26,571
Restaurants (1.6%)
Starbucks Corp. (a)	531,563	12,258
Securities Brokerage & Services (1.5%)
Charles Schwab Corp. (The)	609,931	11,479
Semi-Conductors/Components (0.6%)
First Solar, Inc. (a)	31,483	4,263
Shipping (1.4%)
C.H. Robinson Worldwide, Inc.	177,976	10,452
Wholesale & International Trade (2.7%)
Li & Fung Ltd.	4,985,601	20,518
Total Common Stocks (Cost $635,859)		747,550
Short-Term Investment (3.4%)
Investment Company (3.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o) (Cost $26,477)	26,477,359	26,477
Total Investments (100.1%) (Cost $662,336) (v)		774,027
Liabilities in Excess of Other Assets (-0.1%)		(482)
Net Assets (100%)		$773,545

(a)	Non-income producing security.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of total investments, $71,800,000 and 9.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

ADR	American Depositary Receipt

66	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Capital Growth Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$ 13,888	$ —	$—	$ 13,888
Alternative Energy	39,784	—	—	39,784
Asset Management & Custodian	10,626	—	—	10,626
Biotechnology	13,653	—	—	13,653
Casinos & Gambling	29,293	—	—	29,293
Cement	16,987	—	—	16,987
Chemicals: Diversified	32,840	—	—	32,840
Commercial Finance & Mortgage Companies	16,156	—	—	16,156
Commercial Services	36,616	19,473	—	56,089
Communications Technology	36,608	—	—	36,608
Computer Services Software & Systems	120,259	31,809	—	152,068
Computer Technology	53,249	—	—	53,249
Consumer Lending	71,029	—	—	71,029
Diversified Financial Services	14,129	—	—	14,129
Diversified Media	6,118	—	—	6,118
Diversified Retail	63,036	—	—	63,036
Insurance: Multi-Line	11,284	—	—	11,284
Medical Equipment	11,137	—	—	11,137
Pharmaceuticals	14,035	—	—	14,035
Real Estate Investment Trusts (REIT)	26,571	—	—	26,571
Restaurants	12,258	—	—	12,258
Securities Brokerage & Services	11,479	—	—	11,479
Semi-Conductors/Components	4,263	—	—	4,263
Shipping	10,452	—	—	10,452
Wholesale & International Trade	—	20,518	—	20,518
Total Common Stocks	675,750	71,800	—	747,550
Short-Term Investment
Investment Company	26,477	—	—	26,477
Total Assets	702,227	71,800	—	774,027
Total	$702,227	$71,800	$—	$774,027

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stocks (000)
Balance as of 12/31/08	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	19
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	(19)
Net transfers in and/or out of Level 3	—
Balance as of 12/31/09	$—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.	—

†  Includes a security which is valued at zero.

The accompanying notes are an integral part of the financial statements.	67

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

Focus Growth Portfolio

The Focus Growth Portfolio (the “Portfolio”) seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio’s concentration of its assets in a small number of issuers will subject it to greater risks.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value per share of 70.61%, net of fees, for Class I shares. The Portfolio’s Class I shares outperformed against its benchmark, the Russell 1000® Growth Index (the “Index”) which returned 37.21%.

Factors Affecting Performance

•                  In many ways, 2009 was as surprising for investors as 2008. We made few changes to the Portfolio during the downturn, as we believed our high quality companies with sustainable competitive advantages had the potential to perform well over time. Staying true to our philosophy and process proved advantageous in 2009, as higher quality names — those with attractive returns on invested capital and strong balance sheets — led for most of the year. As it became more apparent we were not headed for a total meltdown, the recovery broadened across the Portfolio’s holdings. While turnover remained low, we did add new names as several of the Portfolio’s holdings graduated from mid- to large-cap and as we found more compelling opportunities. For the period overall, stock selection drove the Portfolio’s relative outperformance.

•                  Stock selection and an overweight in technology by far was the largest positive contributor to relative performance. The computer services software and systems industry led performance within the sector.

•                  Stock selection in consumer discretionary also had a positive effect on relative performance, although an overweight there slightly detracted. Within the sector, outperformance was driven by the diversified retail industry.

•                  Both stock selection and an overweight in financial services added to relative performance. Here, exposure to the securities brokerage and services industry was the primary contributor.

•                  However, stock selection in materials and processing detracted from relative performance, despite the benefit of an overweight position in the sector. While none of our holdings had negative returns, they did not keep pace with the stronger performing industries within the sector. In particular, the diversified chemicals and copper industries, in which the Portfolio had no exposure, saw large rebounds in 2009.

Management Strategies

•                  As a team, we do not spend a great deal of time thinking about a market outlook, as we believe it is nearly impossible to correctly anticipate what will happen over short periods of time. While current conditions seem encouraging, with initial public offerings and merger and acquisition activity expanding, we cannot rule out volatility around short-term events. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we consider to be high quality companies with diverse business drivers not tied to a particular market environment.

*                 Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

Focus Growth Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	70.61%	4.10%	-0.90%	9.98%
Russell 1000® Growth Index	37.21	1.63	-3.99	6.54
Lipper Multi-Cap Growth Funds Index	39.17	1.49	-2.85	6.53

Portfolio — Class P(5)	70.02	3.83	-1.15	7.59
Russell 1000® Growth Index	37.21	1.63	-3.99	4.93
Lipper Multi-Cap Growth Funds Index	39.17	1.49	-2.85	4.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Multi-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on March 8, 1995.
(5)	Commenced operations on January 2, 1996.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Computer Services Software & Systems	22.6%
Consumer Lending	10.1
Diversified Retail	9.3
Computer Technology	8.6
Alternative Energy	6.9
Chemicals: Diversified	5.6
Communications Technology	5.0
Other*	28.4
Short-Term Investment	3.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

Focus Growth Portfolio

	Shares	Value (000)
Common Stocks (96.6%)
Air Transport (2.8%)
Expeditors International of Washington, Inc.	7,602	$ 264
Alternative Energy (6.9%)
Ultra Petroleum Corp. (a)	12,903	643
Biotechnology (2.2%)
Illumina, Inc. (a)	6,699	205
Casinos & Gambling (3.3%)
Wynn Resorts Ltd.	5,245	305
Chemicals: Diversified (5.6%)
Monsanto Co.	6,410	524
Commercial Finance & Mortgage Companies (4.1%)
BM&F Bovespa S.A.	55,079	383
Commercial Services (3.6%)
Corporate Executive Board Co. (The)	2,998	68
Leucadia National Corp. (a)	11,222	267
		335
Communications Technology (5.0%)
Cisco Systems, Inc. (a)	8,860	212
Research In Motion Ltd. (a)	3,819	258
		470
Computer Services Software & Systems (22.7%)
Baidu, Inc. ADR (a)	870	358
Google, Inc., Class A (a)	1,389	861
Salesforce.com, Inc. (a)	3,900	288
Tencent Holdings Ltd.	28,400	612
		2,119
Computer Technology (8.6%)
Apple, Inc. (a)	3,796	801
Consumer Lending (10.2%)
American Express Co.	6,981	283
Berkshire Hathaway, Inc., Class B (a)	60	197
Mastercard, Inc., Class A	1,830	469
		949
Diversified Financial Services (2.8%)
CME Group, Inc.	785	264
Diversified Retail (9.3%)
Amazon.com, Inc. (a)	6,450	868
Real Estate Investment Trusts (REIT) (4.2%)
Brookfield Asset Management, Inc., Class A	17,824	395
Shipping (2.0%)
C.H. Robinson Worldwide, Inc.	3,169	186
Wholesale & International Trade (3.3%)
Li & Fung Ltd.	76,100	313
Total Common Stocks (Cost $8,404)		9,024
Short-Term Investment (3.6%)
Investment Company (3.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o) (Cost $332)	331,956	332
Total Investments (100.2%) (Cost $8,736) (v)		9,356
Liabilities in Excess of Other Assets (-0.2%)		(18)
Net Assets (100%)		$9,338

(a)	Non-income producing security.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of total investments, $1,308,000 and 9.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$ 264	$ —	$—	$ 264
Alternative Energy	643	—	—	643
Biotechnology	205	—	—	205
Casinos & Gambling	305	—	—	305
Chemicals: Diversified	524	—	—	524
Commercial Finance & Mortgage Companies	—	383	—	383
Commercial Services	335	—	—	335
Communications Technology	470	—	—	470
Computer Services Software & Systems	1,507	612	—	2,119
Computer Technology	801	—	—	801
Consumer Lending	949	—	—	949
Diversified Financial Services	264	—	—	264
Diversified Retail	868	—	—	868
Real Estate Investment Trusts (REIT)	395	—	—	395
Shipping	186	—	—	186
Wholesale & International Trade	—	313	—	313
Total Common Stocks	7,716	1,308	—	9,024
Short-Term Investment
Investment Company	332	—	—	332
Total Assets	8,048	1,308	—	9,356
Total	$8,048	$1,308	$—	$9,356

70	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

Large Cap Relative Value Portfolio

The Large Cap Relative Value Portfolio (the “Portfolio”) seeks high total return by investing primarily in equity securities that the Advisor believes to be undervalued relative to the stock market in general at the time of purchase. Investments in foreign markets entail special risks such as currency, political, economic, and market risks.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 24.28%, net of fees, for Class I shares. The Portfolio’s Class I shares outperformed against its benchmark, the Russell 1000® Value Index (the “Index”) which returned 19.69%.

Factors Affecting Performance

•                  Equities advanced from mid-March through year end as the financial system improved, policy actions helped stabilize the credit markets, and corporate earnings were able to beat lowered expectations. As the period progressed, the rate of decline in some economic indicators continued to slow, but the economy and market still faced many headwinds, most notably high unemployment rates and the weak real estate market.

•                  The energy sector was additive to relative performance, especially exploration and production (E&P) companies. E&P companies benefited from rising energy prices and the improving economic environment, whereas integrated oil companies (which we deemphasized in the Portfolio) lagged the broad sector. Although we increased the Portfolio’s exposure to the energy sector overall, the sector remained a relative underweight.

•                  Health care also contributed to outperformance during the period. The Portfolio has historically maintained an overweight in the sector; however, over the past 12 months the weight has declined. Most of the exposure in health care has been in the pharmaceutical industry and the Portfolio benefited from holding two companies that were targeted for acquisition. Given the relative strength in health care over the preceding fiscal year and the merger and acquisition tailwind in pharmaceuticals in this fiscal year, we reduced the Portfolio’s exposure in the sector and used the proceeds to invest in other areas we believed had better risk/reward opportunities.

•                  In the technology sector, exposure to both software and services, and semiconductors, added to relative gains. In software and services, we bought an undervalued Internet company undergoing a management change. The company’s stock price appreciated as the new management drove revenue growth and sold a non-core asset.

•                  Although we decreased the Portfolio’s consumer staples exposure during the period, the sector contributed to relative performance. One of the Portfolio’s top holdings was a confectionary company that performed strongly following an announcement that a competitor had made an offer to acquire them. Toward the end of the period, we began adding attractive consumer staples companies that met our value-with-a-catalyst criteria.

•                  The financials sector was the largest relative detractor during the review period. The Portfolio has maintained a significant underweight in financials versus the Index for some time, which benefited the Portfolio significantly in 2007 and 2008. However, over the past 12 months, financial stocks rebounded from their earlier dramatic decline. The Portfolio’s exposure has been focused on financial companies that we believe possess conservative balance sheets and appropriate risk/return characteristics, and these companies did not participate in the rally to the degree that others in the sector (such as banks and diversified financials) did. The Portfolio’s underexposure was based on our concerns regarding quality of balances sheets, uncertainty regarding additional capital requirements and incremental dividend cuts, and the unpredictability of government influence.

•                  The materials sector also dampened relative gains. The Portfolio’s underweight in the sector meant that it had less exposure to these economically sensitive stocks, which performed well as the market rebounded.

Management Strategies

•                  Over the past 12 months, equity markets have had tremendous volatility. The market initially experienced a significant sell-off, followed by a strong rally as investor confidence improved when signs of an economic recovery — or at least stabilization — began to emerge. Although cautiously optimistic,

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

Large Cap Relative Value Portfolio

we are guarded as post the rally, valuations are relatively less compelling and other challenges continue. We continue to be concerned about high unemployment, an earnings recovery driven by massive cost cutting versus top-line revenue growth, and the still weak real estate market. We believe that going forward, the market will become more of a stock pickers’ market. In other words, whereas in the rally off the March bottom one might have been rewarded for just the appearance of value, we believe that going forward managers will be more likely to be rewarded for uncovering value with improving or good fundamentals. We think the market will more markedly differentiate between those companies that have more sustainable fundamental momentum with value as a backdrop versus those that just appear to provide value. Given our philosophy and process, which focuses on uncovering value combined with a catalyst, we are excited about what we believe will be this next phase in the market.

•                  We seek to find out-of-favor and undervalued companies that are experiencing a change or catalyst that we believe should have a positive impact on the stock valuation. Such catalysts could be fundamental in nature (e.g., revenues reaccelerating, returns improving), may take the form of growth or consolidation within an industry/sector, or could be a management change — or some combination of these elements. This process is designed to tilt risk/reward scales in our favor. We believe that if we are purchasing stocks that are out of favor and undervalued, expectations (and generally downside) will be more limited. We also believe that if we combine these attributes with a catalyst, we go a long way working toward helping our investors’ during a down market, while offering our investors the potential opportunity to outperform the market.

*                 Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Value Index(1) and the Lipper Large-Cap Value Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	24.28%	2.24%	3.98%	8.83%
Russell 1000® Value Index	19.69	-0.25	2.47	9.22
Lipper Large-Cap Value Funds Index	24.96	0.28	0.85	8.29

Portfolio — Class P(5)	24.00	1.99	3.73	7.23
Russell 1000® Value Index	19.69	-0.25	2.47	7.03
Lipper Large-Cap Value Funds Index	24.96	0.28	0.85	5.81

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)             The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

Large Cap Relative Value Portfolio

securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Fund classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Value Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on January 31, 1990.
(5)	Commenced operations on January 2, 1996.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified Financial Services	8.4%
Pharmaceuticals	7.1
Oil: Integrated	6.0
Alternative Energy	5.6
Other*	69.7
Short-Term Investment	3.2
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

Large Cap Relative Value Portfolio

	Shares	Value (000)
Common Stocks (96.4%)
Alternative Energy (5.6%)
Anadarko Petroleum Corp.	90,500	$ 5,649
Devon Energy Corp.	39,910	2,933
Occidental Petroleum Corp.	76,460	6,220
		14,802
Automobiles (0.1%)
Ford Motor Co. (a)	32,600	326
Banks: Diversified (4.7%)
BB&T Corp.	67,600	1,715
Fifth Third Bancorp.	141,600	1,381
First Horizon National Corp. (a)	58,470	783
PNC Financial Services Group, Inc.	94,036	4,964
U.S. Bancorp	52,000	1,171
Wells Fargo & Co.	92,400	2,494
		12,508
Beverages: Soft Drinks (1.0%)
Coca-Cola Co. (The)	44,940	2,562
Cable Television Services (0.9%)
Time Warner Cable, Inc.	59,419	2,459
Chemicals: Diversified (2.8%)
Bayer AG ADR	54,610	4,358
Dow Chemical Co. (The)	107,400	2,967
		7,325
Commercial Services (3.8%)
Cintas Corp.	49,800	1,297
eBay, Inc. (a)	241,990	5,697
Manpower, Inc.	31,601	1,725
Robert Half International, Inc.	48,900	1,307
		10,026
Communications Technology (2.9%)
Cisco Systems, Inc. (a)	169,930	4,068
Vodafone Group plc ADR	152,300	3,517
		7,585
Computer Services Software & Systems (0.3%)
Symantec Corp. (a)	36,942	661
Computer Technology (2.6%)
Dell, Inc. (a)	96,400	1,384
Hewlett-Packard Co.	104,549	5,386
		6,770
Consumer Electronics (0.8%)
Yahoo!, Inc. (a)	125,200	2,101
Consumer Lending (2.9%)
Marsh & McLennan Cos., Inc.	351,847	7,769
Consumer Staples — Miscellaneous (0.5%)
Avery Dennison Corp.	36,000	1,314
Copper (0.8%)
Freeport-McMoran Copper & Gold, Inc. (a)	25,200	2,023
Cosmetics (1.0%)
Estee Lauder Cos., Inc. (The), Class A	54,000	2,611
Diversified Financial Services (8.0%)
Bank of America Corp.	313,500	4,721
Citigroup, Inc.	557,100	1,844
JPMorgan Chase & Co.	316,404	13,185
State Street Corp.	33,800	1,472
		21,222
Diversified Manufacturing Operations (4.6%)
Dover Corp.	84,700	3,524
Ingersoll-Rand plc	58,037	2,074
Siemens AG ADR	29,410	2,697
Tyco International Ltd. (a)	108,545	3,873
		12,168
Diversified Materials & Processing (0.7%)
Newmont Mining Corp.	38,150	1,805
Diversified Media (4.3%)
Time Warner, Inc.	160,126	4,666
Viacom, Inc., Class B (a)	226,692	6,740
		11,406
Diversified Retail (4.5%)
Gap, Inc. (The)	94,100	1,971
Home Depot, Inc.	160,216	4,635
Wal-Mart Stores, Inc.	98,100	5,244
		11,850
Drug & Grocery Store Chains (1.0%)
Walgreen Co.	72,800	2,673
Electrical Components (0.5%)
General Dynamics Corp.	19,700	1,343
Energy Equipment (1.3%)
Schlumberger Ltd.	53,640	3,491
Foods (3.9%)
Kraft Foods, Inc., Class A	195,500	5,314
Sysco Corp.	101,300	2,830
Unilever N.V. (NY Shares)	65,240	2,109
		10,253
Health Care Providers & Services (0.9%)
UnitedHealth Group, Inc.	73,500	2,240
Household Equipment & Products (1.3%)
Sony Corp. ADR	119,900	3,477
Insurance: Property Casualty (3.1%)
Chubb Corp.	69,080	3,397
Transatlantic Holdings, Inc.	16,100	839
Travelers Cos., Inc. (The)	80,200	3,999
		8,235
Medical & Dental Instruments & Supplies (2.1%)
Boston Scientific Corp. (a)	203,610	1,832
Covidien plc	79,155	3,791
		5,623
Multi-Sector Companies (2.5%)
General Electric Co.	442,900	6,701

74	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Large Cap Relative Value Portfolio

	Shares	Value (000)
Oil Well Equipment & Services (0.8%)
Smith International, Inc.	77,400	$ 2,103
Oil: Integrated (6.0%)
BP plc ADR	49,030	2,842
ConocoPhillips	43,510	2,222
Exxon Mobil Corp.	53,300	3,635
Hess Corp.	32,900	1,990
Royal Dutch Shell plc, Class A ADR	87,150	5,239
		15,928
Pharmaceuticals (7.1%)
Abbott Laboratories	40,200	2,170
Bristol-Myers Squibb Co.	187,680	4,739
Cardinal Health, Inc.	51,100	1,647
Merck & Co., Inc.	89,198	3,259
Pfizer, Inc.	211,200	3,842
Roche Holding AG ADR	74,400	3,140
		18,797
Production Technology Equipment (0.9%)
Lam Research Corp. (a)	57,970	2,273
Radio & TV Broadcasters (1.4%)
Comcast Corp., Class A	224,798	3,790
Recreational Vehicles & Boats (0.5%)
Harley-Davidson, Inc.	55,577	1,401
Restaurants (0.3%)
Starbucks Corp. (a)	29,230	674
Scientific Instruments : Gauges & Meters (1.2%)
Agilent Technologies, Inc. (a)	104,600	3,250
Securities Brokerage & Services (1.5%)
Charles Schwab Corp. (The)	208,372	3,922
Semi-Conductors/Components (1.2%)
Intel Corp.	148,031	3,020
Transportation — Miscellaneous (0.5%)
FedEx Corp.	15,800	1,318
Utilities: Electrical (4.5%)
American Electric Power Co., Inc.	163,149	5,676
Edison International	37,000	1,287
Entergy Corp.	27,190	2,225
FirstEnergy Corp.	58,250	2,706
		11,894
Utilities: Telecommunications (1.1%)
Verizon Communications, Inc.	85,665	2,838
Total Common Stocks (Cost $243,876)		254,537
Preferred Stock (0.3%)
Diversified Financial Services (0.3%)
Bank of America Corp. (Convertible) (Cost $945) (a)	63,000	940
Short-Term Investment (3.2%)
Investment Company (3.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o) (Cost $8,486)	8,486,334	8,486
Total Investments (99.9%) (Cost $253,307)		263,963
Other Assets in Excess of Liabilities (0.1%)		197
Net Assets (100%)		$264,160

(a)	Non-income producing security.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Alternative Energy	$ 14,802	$—	$—	$ 14,802
Automobiles	326	—	—	326
Banks: Diversified	12,508	—	—	12,508
Beverages: Soft Drinks	2,562	—	—	2,562
Cable Television Services	2,459	—	—	2,459
Chemicals: Diversified	7,325	—	—	7,325
Commercial Services	10,026	—	—	10,026
Communications Technology	7,585	—	—	7,585
Computer Services Software & Systems	661	—	—	661
Computer Technology	6,770	—	—	6,770
Consumer Electronics	2,101	—	—	2,101
Consumer Lending	7,769	—	—	7,769
Consumer Staples — Miscellaneous	1,314	—	—	1,314
Copper	2,023	—	—	2,023
Cosmetics	2,611	—	—	2,611
Diversified Financial Services	21,222	—	—	21,222
Diversified Manufacturing Operations	12,168	—	—	12,168
Diversified Materials & Processing	1,805	—	—	1,805
Diversified Media	11,406	—	—	11,406

The accompanying notes are an integral part of the financial statements.	75

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Large Cap Relative Value Portfolio

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont’d)
Diversified Retail	$11,850	$—	$—	$11,850
Drug & Grocery Store Chains	2,673	—	—	2,673
Electrical Components	1,343	—	—	1,343
Energy Equipment	3,491	—	—	3,491
Foods	10,253	—	—	10,253
Health Care Providers & Services	2,240	—	—	2,240
Household Equipment & Products	3,477	—	—	3,477
Insurance: Property-Casualty	8,235	—	—	8,235
Medical & Dental Instruments & Supplies	5,623	—	—	5,623
Multi-Sector Companies	6,701	—	—	6,701
Oil Well Equipment & Services	2,103	—	—	2,103
Oil: Integrated	15,928	—	—	15,928
Pharmaceuticals	18,797	—	—	18,797
Production Technology Equipment	2,273	—	—	2,273
Radio & TV Broadcasters	3,790	—	—	3,790
Recreational Vehicles & Boats	1,401	—	—	1,401
Restaurants	674	—	—	674
Scientific Instruments : Gauges & Meters	3,250	—	—	3,250
Securities Brokerage & Services	3,922	—	—	3,922
Semi-Conductors/Components	3,020	—	—	3,020
Transportation — Miscellaneous	1,318	—	—	1,318
Utilities: Electrical	11,894	—	—	11,894
Utilities: Telecommunications	2,838	—	—	2,838
Total Common Stocks	254,537	—	—	254,537
Preferred Stock
Diversified Financial Services	940	—	—	940
Short-Term Investment
Investment Company	8,486	—	—	8,486
Total Assets	263,963	—	—	263,963
Total	$263,963	$—	$—	$263,963

76	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

Small Company Growth Portfolio

The Small Company Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 47.92%, net of fees, for Class I shares. The Portfolio’s Class I shares outperformed against its benchmark, the Russell 2000® Growth Index (the “Index”) which returned 34.47%.

Factors Affecting Performance

•                  In many ways, 2009 was as surprising for investors as 2008. We made few changes to the Portfolio during the downturn, as we believed our high quality companies with sustainable competitive advantages had the potential to perform well over time. Staying true to our philosophy and process proved advantageous in 2009, as higher quality names — those with attractive returns on invested capital and strong balance sheets — led for most of the year. As it became more apparent we were not headed for a total meltdown, the recovery broadened across the Portfolio’s holdings. While turnover remained low, we did add new names as several of the Portfolio’s holdings graduated from mid- to large-cap and as we found more compelling opportunities. For the period overall, stock selection drove the Portfolio’s relative outperformance.

•                  Both stock selection and an overweight in consumer discretionary by far had the largest positive effect on relative performance. Within the sector, the specialty retail industry was the leading contributor.

•                  Both stock selection and an underweight in producer durables were also additive. Here, outperformance was driven by the commercial services industry.

•                  An underweight in health care was advantageous to relative performance, although it was somewhat offset by the negative influence of stock selection there. Within the sector, the medical equipment industry outperformed the Index.

•                  Conversely, stock selection in energy was the largest drag on relative performance, as natural gas producers underperformed the Index.

•                  An underweight in technology also detracted from relative performance, despite the benefit of stock selection in the sector. The main area of underperformance was in the computer technology industry.

•                  An overweight in financial services hampered relative performance, although stock selection did help. The financial data and systems industry lagged the most.

Management Strategies

•                  As a team, we do not spend a great deal of time thinking about a market outlook, as we believe it is nearly impossible to correctly anticipate what will happen over short periods of time. While current conditions seem encouraging, with initial public offerings and merger and acquisition activity expanding, we cannot rule out volatility around short-term events. Our focus is on assessing company prospects over three to five years, and owning a portfolio of what we consider to be high quality companies with diverse business drivers not tied to a particular market environment.

*                 Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

Small Company Growth Portfolio

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I(4)	47.92%	2.41%	2.11%	10.67%
Russell 2000® Growth Index	34.47	0.87	-1.37	5.86
Lipper Small-Cap Growth Funds Index	38.03	0.25	-0.63	8.07

Portfolio — Class P(5)	47.41	2.15	1.86	9.24
Russell 2000® Growth Index	34.47	0.87	-1.37	3.34
Lipper Small-Cap Growth Funds Index	38.03	0.25	-0.63	5.05

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and expense reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on November 1, 1989.
(5)	Commenced operations on January 2, 1996.
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Commercial Services	9.1%
Diversified Retail	8.3
Computer Services Software & Systems	8.0
Other*	73.1
Short-Term Investment	1.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (95.7%)
Alternative Energy (1.0%)
Contango Oil & Gas Co. (a)	322,747	$ 15,172
Asset Management & Custodian (4.4%)
Capital Southwest Corp.	44,154	3,479
Climate Exchange plc (a)	208,318	2,140
Greenhill & Co., Inc.	753,727	60,479
		66,098
Biotechnology (0.9%)
Alnylam Pharmaceuticals, Inc. (a)	779,886	13,742
Casinos & Gambling (1.0%)
Lakes Entertainment, Inc. (a)	613,119	1,539
Universal Entertainment Corp. (a)	1,132,300	14,088
		15,627
Cement (3.9%)
Eagle Materials, Inc.	1,326,408	34,553
Texas Industries, Inc.	719,439	25,173
		59,726
Chemicals: Diversified (2.9%)
Intrepid Potash, Inc. (a)	634,935	18,521
Rockwood Holdings, Inc. (a)	1,055,619	24,870
		43,391
Commercial Services (9.2%)
Advisory Board Co. (The) (a)	1,087,808	33,352
Corporate Executive Board Co. (The)	408,736	9,327
CoStar Group, Inc. (a)	934,283	39,025
Information Services Group, Inc. (a)	2,311,976	7,329
MercadoLibre, Inc. (a)	613,895	31,843
New Oriental Education & Technology Group ADR (a)	237,770	17,978
		138,854
Communications Technology (1.7%)
GSI Commerce, Inc. (a)	1,020,211	25,903
Computer Services Software & Systems (8.0%)
Blackboard, Inc. (a)	479,474	21,763
comScore, Inc. (a)	521,439	9,151
Forrester Research, Inc. (a)	1,115,812	28,955
Longtop Financial Technologies Ltd. ADR (a)	514,609	19,051
NetSuite, Inc. (a)	406,182	6,491
OpenTable, Inc. (a)	800,465	20,380
Sina Corp. (a)	343,750	15,531
		121,322
Computer Technology (1.1%)
Palm, Inc. (a)	1,716,681	17,236
Consumer Lending (2.9%)
Interactive Data Corp.	482,528	12,208
Riskmetrics Group, Inc. (a)	2,035,167	32,379
		44,587
Diversified Financial Services (0.4%)
GLG Partners, Inc. (a)	1,719,233	5,536
Diversified Media (0.4%)
CKX, Inc. (a)	1,088,419	5,736
Diversified Retail (8.4%)
Blue Nile, Inc. (a)	1,046,417	66,270
Citi Trends, Inc. (a)	837,805	23,140
Ctrip.com International Ltd. ADR (a)	298,397	21,443
Dena Co., Ltd.	2,721	15,998
		126,851
Education Services (0.9%)
Ambassadors Group, Inc.	994,647	13,219
Electrical Components (1.3%)
Cogent Communications Group, Inc. (a)	1,924,794	18,979
Engineering & Contracting Services (1.6%)
Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	760,346	23,768
Entertainment (2.5%)
Vail Resorts, Inc. (a)	1,008,989	38,140
Financial Data & Systems (2.9%)
MSCI, Inc., Class A (a)	1,363,811	43,369
Health Care Services (3.1%)
athenahealth, Inc. (a)	1,041,115	47,100
Homebuilding (3.5%)
Brookfield Incorporacoes S.A.	5,035,075	22,320
Gafisa S.A. ADR	957,931	30,999
		53,319
Hotel/Motel (1.1%)
Gaylord Entertainment Co. (a)	390,470	7,712
Mandarin Oriental International Ltd.	6,078,693	8,935
		16,647
Insurance: Multi-Line (3.0%)
Greenlight Capital Re Ltd., Class A (a)	1,517,169	35,759
Pico Holdings, Inc. (a)	304,818	9,977
		45,736
Medical & Dental Instruments & Supplies (4.1%)
Techne Corp.	914,051	62,667
Metals & Minerals: Diversified (0.4%)
Lynas Corp., Ltd. (a)	13,281,800	6,450
Oil: Crude Producers (2.7%)
Atlas Energy, Inc.	793,667	23,945
GMX Resources, Inc. (a)	1,257,742	17,281
		41,226
Pharmaceuticals (2.7%)
Gen-Probe, Inc. (a)	664,086	28,489
XenoPort, Inc. (a)	626,641	11,631
		40,120
Printing & Copying Services (2.1%)
VistaPrint NV (a)	573,305	32,483
Publishing (1.8%)
Morningstar, Inc. (a)	565,976	27,359

The accompanying notes are an integral part of the financial statements.	79

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Small Company Growth Portfolio

	Shares	Value (000)
Real Estate Investment Trusts (REIT) (0.3%)
Consolidated-Tomoka Land Co.	128,503	$ 4,490
Restaurants (4.7%)
BJ’s Restaurants, Inc. (a)	1,015,094	19,104
P.F. Chang’s China Bistro, Inc. (a)	1,355,835	51,400
		70,504
Semi-Conductors/Components (2.5%)
Tessera Technologies, Inc. (a)	1,650,313	38,403
Technology — Miscellaneous (1.1%)
iRobot Corp. (a)	684,808	12,053
Market Leader, Inc. (a)	1,024,170	2,151
Rediff.com India Ltd. ADR (a)	783,509	1,966
		16,170
Textiles Apparel & Shoes (2.4%)
Lululemon Athletica, Inc. (a)	1,214,234	36,548
Transportation — Miscellaneous (0.4%)
Integrated Distribution Services Group Ltd.	4,653,400	6,739
Utilities: Electrical (4.4%)
Brookfield Infrastructure Partners LP	2,417,576	40,543
Prime Infrastructure Group (a)	6,917,294	25,612
		66,155
Total Common Stocks (Cost $1,490,095)		1,449,372
Preferred Stocks (3.4%)
Biotechnology (0.5%)
Pacific Biosciences of California, Inc. (Convertible) (a)(d)(l)	1,046,420	7,325
Diversified Financial Services (0.6%)
Ning, Inc. (Convertible) (a)(d)(l)	1,132,800	9,980
Pharmaceuticals (1.8%)
Ironwood Pharmaceutical, Inc. (Convertible) (a)(d)(l)	1,212,976	26,686
Telecommunication Services (0.5%)
Twitter, Inc. (a)(d)(l)	456,336	7,293
Total Preferred Stocks (Cost $30,299)		51,284
Short-Term Investment (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o) (Cost $22,450)	22,449,816	22,450
Total Investments (100.6%) (Cost $1,542,844) (v)		1,523,106
Liabilities in Excess of Other Assets (-0.6%)		(9,262)
Net Assets (100%)		$1,513,844

(a)	Non-income producing security.
(d)

At December 31, 2009, the Portfolio held approximately $51,284,000 of fair valued securities, representing 3.4% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

(l)	Security has been deemed illiquid at December 31, 2009.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of total investments, $102,282,000 and 6.7%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

ADR	American Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Alternative Energy	$ 15,172	$ —	$ —	$ 15,172
Asset Management & Custodian	63,958	2,140	—	66,098
Biotechnology	13,742	—	—	13,742
Casinos & Gambling	1,539	14,088	—	15,627
Cement	59,726	—	—	59,726
Chemicals: Diversified	43,391	—	—	43,391
Commercial Services	138,854	—	—	138,854
Communications Technology	25,903	—	—	25,903
Computer Services Software & Systems	121,322	—	—	121,322
Computer Technology	17,236	—	—	17,236
Consumer Lending	44,587	—	—	44,587
Diversified Financial Services	5,536	—	—	5,536
Diversified Media	5,736	—	—	5,736
Diversified Retail	110,853	15,998	—	126,851
Education Services	13,219	—	—	13,219
Electrical Components	18,979	—	—	18,979
Engineering & Contracting Services	23,768	—	—	23,768
Entertainment	38,140	—	—	38,140
Financial Data & Systems	43,369	—	—	43,369
Health Care Services	47,100	—	—	47,100
Homebuilding	30,999	22,320	—	53,319
Hotel/Motel	7,712	8,935	—	16,647
Insurance: Multi-Line	45,736	—	—	45,736
Medical & Dental Instruments & Supplies	62,667	—	—	62,667
Metals & Minerals: Diversified	—	6,450	—	6,450

80	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Small Company Growth Portfolio

Fair Value Measurement Information: (cont’d)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont’d)
Oil: Crude Producers	$ 41,226	$ —	$ —	$ 41,226
Pharmaceuticals	40,120	—	—	40,120
Printing & Copying Services	32,483	—	—	32,483
Publishing	27,359	—	—	27,359
Real Estate Investment Trusts (REIT)	4,490	—	—	4,490
Restaurants	70,504	—	—	70,504
Semi-Conductors/Components	38,403	—	—	38,403
Technology — Miscellaneous	16,170	—	—	16,170
Textiles Apparel & Shoes	36,548	—	—	36,548
Transportation — Miscellaneous	—	6,739	—	6,739
Utilities: Electrical	40,543	25,612	—	66,155
Total Common Stocks	1,347,090	102,282	—	1,449,372
Preferred Stocks
Biotechnology	—	—	7,325	7,325
Diversified Financial Services	—	—	9,980	9,980
Pharmaceuticals	—	—	26,686	26,686
Telecommunication Services	—	—	7,293	7,293
Total Preferred Stocks	—	—	51,284	51,284
Short-Term Investment
Investment Company	22,450	—	—	22,450
Total Assets	1,369,540	102,282	51,284	1,523,106
Total	$1,369,540	$102,282	$51,284	$1,523,106

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Preferred Stocks (000)
Balance as of 12/31/08	$26,085
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	17,906
Net purchases (sales)	7,293
Net transfers in and/or out of Level 3	—
Balance as of 12/31/09	$51,284
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.	$17,906

The accompanying notes are an integral part of the financial statements.	81

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the “Portfolio”) seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio’s concentration in the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified, and the value of its shares may be substantially affected by economic events in the real estate industry. In addition to the general risks associated with real-estate investment, REIT investing entails other risks, such as credit and interest-rate risk.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 29.65%, net of fees, for Class I shares. The Portfolio’s Class I shares outperformed against its benchmarks, the FTSE NAREIT Equity REITs Index (the “Index”) which returned 27.99% and the S&P 500® Index which returned 26.46%.

Factors Affecting Performance

•                  The REIT market gained 28.0% in the 12-month period ending December 31, 2009, as measured by the FTSE NAREIT Equity REITs Index, but is still down approximately 40% from peak levels.

•                  REITs posted significant declines through mid-March, as share prices appeared to be impacted by negative investor sentiment in response to a continuation of weak economic data and the deterioration of the credit markets. The sector subsequently rallied significantly through year-end on an improved outlook for the economy, strong rallies in the broader equity and debt markets, the overall improvement in the capital markets, and the significant volume of successful REIT equity offerings which allowed companies to delever their balance sheets and address upcoming debt maturities.

•                  Among the major U.S. REIT sectors, the apartment sector outperformed, the retail sector modestly underperformed and the office sector meaningfully outperformed the Index.

•                  The apartment stocks outperformed the Index, as they were viewed as a safer group within the REIT sector for most of the period due to relatively stronger balance sheets, largely due to their continued access to debt financing from Fannie Mae and Freddie Mac. In addition, the stocks may have been aided by the reduced pace of job losses and the view that employment may turn positive in 2010.

•                  The retail sector modestly underperformed the Index. Within the retail sector, the malls significantly outperformed and shopping centers significantly underperformed the Index. An improved outlook for consumer sentiment aided the mall stocks, while the shopping centers posted negative returns and significantly underperformed as earnings results provided evidence that the economy was placing pressure on a variety of their tenants, as evidenced by higher bad debt expense and declining market rents.

•                  The office sector meaningfully outperformed the Index. Investors appeared to be encouraged by better-than-expected results due to longer lease terms, as well as those companies that issued equity and improved their balance sheets. In addition, the stocks with the more risky balance sheets generally appeared to benefit disproportionally from an improved outlook for the economy and capital markets.

•                  Among the smaller sectors, the strongest performer was the hotel sector. After enduring several quarters of terrible share price performance, investor sentiment has shifted due to prospects for an improvement in the economy. The storage and industrial sectors significantly underperformed and the health care sector underperformed the Index.

•                  Bottom-up stock selection significantly contributed to performance. Stock selection was strong in the diversified, apartment, office and shopping center sectors; this was partially offset by stock selection in the health care and mall sectors.

•                  From a top-down perspective, the Portfolio benefited from the overweight to the hotel sector. Cash held in the Portfolio also detracted from relative returns.

Management Strategies

•                  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices we believe provide real estate exposure at the best

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

U.S. Real Estate Portfolio

valuation relative to their underlying asset values. Our company specific research has led us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of apartment properties and upscale urban hotels and an underweighting to companies concentrated in the ownership of industrial assets.

•                  Based on the consensus estimate of a 30% downward adjustment to asset values, the REIT market ended the year at what we believe is an approximate 25% premium to this expected decline in asset values. It is noteworthy that sellers have not yet accepted this level of price declines, resulting in an absence of transactions that has complicated traditional approaches to valuing REIT securities. In addition, property lenders have favored loan extensions over foreclosures, which have further postponed the price discovery process. It is notable that access to capital significantly differentiates REITs from other real estate owners. With this unique access to equity and debt capital, REITs have gone from being viewed as a sector with questionable prospects in the first quarter of 2009 to the group that may be best positioned to take advantage of acquisition opportunities. Indeed, recent equity issuance from the REITs appears targeted to have put REITs in a position to take advantage of acquisition opportunities that market participants anticipate will emerge over the next couple of years.

•                  We believe that at current premium valuations, it appears that the market is anticipating that asset values may not decline as much as previously expected. Current pricing may also reflect the benefits to REITs of having unique access to capital and being able to take advantage of the arbitrage opportunity between public and private valuations by making acquisitions.

*                 Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE NAREIT Equity REITs Index(1), the S&P 500® Index(2) and the Lipper Real Estate Funds Average(3)

	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I(5)	29.65%	1.80%	11.36%	12.11%
FTSE NAREIT Equity REITs Index	27.99	0.36	10.63	9.86
S&P 500® Index	26.46	0.42	-0.95	7.66
Lipper Real Estate Funds Average	30.35	-0.74	9.77	10.22

Portfolio — Class P(6)	29.31	1.55	11.06	11.01
FTSE NAREIT Equity REITs Index	27.99	0.36	10.63	9.40
S&P 500® Index	26.46	0.42	-0.95	6.14
Lipper Real Estate Funds Average	30.35	-0.74	9.77	9.49

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)             The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is an unmanaged market weighted index of tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

U.S. Real Estate Portfolio

(2)

The Standard & Poor’s 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(4)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)	Commenced operations on February 24, 1995.
(6)	Commenced operations on January 2, 1996.
(7)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Residential Apartments	17.5%
Health Care	12.9
Retail Regional Malls	12.0
Office	10.6
Diversified	8.7
Lodging/Resorts	8.2
Retail Strip Centers	7.8
Self Storage	5.5
Other*	13.3
Short-Term Investment	3.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (96.1%)
Diversified (8.7%)
Cousins Properties, Inc. REIT	530,819	$ 4,050
Forest City Enterprises, Inc., Class A (a)	1,188,131	13,996
Vornado Realty Trust REIT	608,459	42,556
		60,602
Health Care (12.9%)
Assisted Living Concepts, Inc., Class A (a)	268,351	7,076
Capital Senior Living Corp. (a)	180,210	905
Extendicare REIT	44,700	407
HCP, Inc. REIT	824,883	25,192
Healthcare Realty Trust, Inc. REIT	629,130	13,501
LTC Properties, Inc. REIT	23,370	625
Nationwide Health Properties, Inc. REIT	80,110	2,818
Senior Housing Properties Trust REIT	1,099,021	24,036
Ventas, Inc. REIT	353,890	15,479
		90,039
Industrial (3.6%)
AMB Property Corp. REIT	200,623	5,126
Cabot Industrial Value Fund III, LP (a)(d)(i)(l)	1,324	662
Cabot Industrial Value Fund II, LP (a)(d)(i)(l)	14,000	5,740
DCT Industrial Trust, Inc. REIT	693,088	3,479
Exeter Industrial Value Fund, LP (a)(d)(i)(l)	5,525,000	3,867
Keystone Industrial Fund II, LP (a)(d)(i)(l)	37,500	38
Keystone Industrial Fund, LP (a)(d)(i)(l)	7,500,000	6,241
		25,153
Lodging/Resorts (8.1%)
Host Hotels & Resorts, Inc. REIT (a)	2,134,805	24,913
Morgans Hotel Group Co. (a)	509,015	2,306
Pebblebrook Hotel Trust (a)	117,200	2,580
Starwood Hotels & Resorts Worldwide, Inc.	743,271	27,181
		56,980
Office (10.6%)
Boston Properties, Inc. REIT	473,031	31,726
BRCP REIT I, LLC (a)(d)(i)(l)	6,101,396	2,287
BRCP REIT II, LLC (a)(d)(i)(l)	5,586,430	1,955
Brookfield Properties Corp.	1,746,221	21,164
Highwoods Properties, Inc. REIT	13,130	438
Kilroy Realty Corp. REIT	105,690	3,241
Mack-Cali Realty Corp. REIT	383,846	13,270
		74,081
Office/Industrial (2.8%)
Duke Realty Corp. REIT	373,166	4,541
Liberty Property Trust REIT	374,530	11,989
PS Business Parks, Inc. REIT	67,322	3,370
		19,900
Residential Apartments (17.4%)
Apartment Investment & Management Co., Class A REIT	101,570	1,617
AvalonBay Communities, Inc. REIT	411,822	33,815
Camden Property Trust REIT	442,718	18,758
Equity Residential REIT	1,700,491	57,443
Essex Property Trust, Inc. REIT	6,030	504
Post Properties, Inc. REIT	504,663	9,891
		122,028
Residential Manufactured Homes (1.9%)
Equity Lifestyle Properties, Inc. REIT	268,704	13,562
Retail Regional Malls (11.9%)
Macerich Co. (The) REIT	44,861	1,613
Simon Property Group, Inc. REIT	983,879	78,513
Taubman Centers, Inc. REIT	98,293	3,530
		83,656
Retail Strip Centers (7.8%)
Acadia Realty Trust REIT	357,168	6,026
Federal Realty Investment Trust REIT	246,190	16,672
Kite Realty Group Trust REIT	280,630	1,142
Regency Centers Corp. REIT	791,055	27,734
Retail Opportunity Investments Corp. (a)	319,050	3,226
		54,800
Self Storage (5.5%)
Public Storage REIT	431,568	35,151
Sovran Self Storage, Inc. REIT	89,172	3,186
		38,337
Specialty (4.9%)
Colony Financial, Inc. REIT	148,370	3,022
CreXus Investment Corp. REIT (a)	137,540	1,920
Digital Realty Trust, Inc. REIT	58,480	2,940
Plum Creek Timber Co., Inc. REIT	517,988	19,559
Rayonier, Inc. REIT	73,990	3,120
Starwood Property Trust, Inc. REIT	209,880	3,965
		34,526
Total Common Stocks (Cost $675,129)		673,664
Short-Term Investment (3.5%)
Investment Company (3.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o) (Cost $24,747)	24,747,336	24,747
Total Investments (99.6%) (Cost $699,876)		698,411
Other Assets in Excess of Liabilities (0.4%)		2,573
Net Assets (100%)		$700,984

(a)                                  Non-income producing security.

(d)                                 At December 31, 2009, the Portfolio held approximately $20,790,000 of fair valued securities, representing 3.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio’s Directors.

The accompanying notes are an integral part of the financial statements.	85

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

U.S. Real Estate Portfolio

(i)                                     Restricted security valued at fair value and not registered under the Securities Act of 1933. BRCP REIT I, LLC was acquired between 5/03 - 5/08 and has a current cost basis of $2,287,000. BRCP REIT II, LLC was acquired between 10/06 - 12/07 and has a current cost basis of $5,586,000. Cabot Industrial Value Fund II, LP was acquired between 11/05 - 5/09 and has a current cost basis of $7,000,000. Cabot Industrial Value Fund III, LP was acquired between 12/08 - 11/09 and has a current cost basis of $662,000. Exeter Industrial Fund, LP was acquired between 11/07 - 12/09 and has a current cost basis of $5,525,000. Keystone Industrial Fund, LP was acquired between 3/06 - 11/09 and has a current cost basis of $6,241,000. Keystone Industrial Fund II, LP was acquired in 1/09 and has a current cost basis of $38,000. At December 31, 2009, these securities had an aggregate market value of $20,790,000 representing 3.0% of net assets.

(l)                                     Security has been deemed illiquid at December 31, 2009.

(o)                                 See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

REIT                     Real Estate Investment Trust

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$ 60,602	$—	$ —	$ 60,602
Health Care	90,039	—	—	90,039
Industrial	8,605	—	16,548	25,153
Lodging/Resorts	56,980	—	—	56,980
Office	69,839	—	4,242	74,081
Office/Industrial	19,900	—	—	19,900
Residential Apartments	122,028	—	—	122,028
Residential Manufactured Homes	13,562	—	—	13,562
Retail Regional Malls	83,656	—	—	83,656
Retail Strip Centers	54,800	—	—	54,800
Self Storage	38,337	—	—	38,337
Specialty	34,526	—	—	34,526
Total Common Stocks	652,874	—	20,790	673,664
Short-Term Investment
Investment Company	24,747	—	—	24,747
Total Assets	677,621	—	20,790	698,411
Total	$677,621	$—	$20,790	$698,411

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Common Stocks (000)	Preferred Stocks (000)
Balance as of 12/31/08	$22,001	$ —	†
Accrued discounts/premiums	—	—
Realized gain (loss)	(1,075)	(1,828)
Change in unrealized appreciation (depreciation)	(4,179)	1,828
Net purchases (sales)	4,043	—
Net transfers in and/or out of Level 3	—	—
Balance as of 12/31/09	$20,790	—
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/09.	$(5,254)	$ —

†  Includes a security which is valued at zero.

86	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

U.S. Small/Mid Cap Value Portfolio

U.S. Small/Mid Cap Value Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in common stocks and other equity securities, including convertible securities, of small- and mid-size companies that the Adviser believes are undervalued relative to the marketplace or to similar companies. Stocks of small and medium-sized companies entail special risks, such as limited product lines, markets, and financial resources, and greater market volatility than securities of larger, more-established companies. In addition to the risks associated with common stocks, investments in convertible securities are subject to the risks associated with fixed-income securities, namely credit, price and interest-rate risks.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 33.61%, net of fees, for Class I shares. The Portfolio’s Class I shares outperformed against its benchmark, the Russell 2500® Value Index (the “Index”) which returned 27.68%.

Factors Affecting Performance

•                  The broad market had two distinct phases of performance in the 12-month period. The first phase was a continuation of the down market that began in 2008, as the financial system came under severe stress and the subsequent credit crisis strengthened the recession’s grip on the economy. The second phase began in early March as a few positive developments helped the market rebound from oversold conditions. Consumer confidence improved, the Conference Board’s index of leading economic indicators (LEI) began an upward trend, and credit markets began to stabilize. Estimated second quarter gross domestic product growth was less negative than anticipated, and was later revised higher. Corporate earnings exceeded expectations in the second quarter, and were expected to be even better in the third quarter. Investors were also buoyed by an uptick in merger and acquisition activity and initial public offerings.

•                  However, unemployment remains high, and the housing market and financial sector still have many challenges to overcome. Inflation fears also persisted amid an ongoing debate about whether policy makers would be able, or willing, to raise interest rates in the future in the interest of preventing inflation.

•                  Nevertheless, investors seemed to place more emphasis on the positive news than the negative news, with turnarounds in consumer sentiment, retail sales, and employment data by year end. Third quarter GDP growth was positive — indicating that the economy was no longer in contraction — but was later revised downward twice, as growth was less robust than initially estimated. As of its November 2009 reading (reported in December), the LEI was up for the eighth straight month. An increase in merger and acquisition activity in the fourth quarter also stoked investor confidence.

•                  In this environment, as measured by the Russell Indices, small- and mid-cap stocks outperformed large-caps, although all segments posted double-digit gains during the period. Both growth and value stocks had double-digit returns for the period as well, but value lagged growth.

•                  Within the Index, sector performance varied widely, but all sectors had positive returns for the period. Performance was led by cyclical (or economically sensitive) sectors: consumer discretionary, technology and energy. These sectors had been the three weakest-performing groups in 2008. Financial services, utilities and producer durables were the bottom three performers in 2009, after financial services and utilities had been two of the top performers in 2008.

•                  Within the Portfolio, relative outperformance was driven primarily by stock selection.

•                  Specifically, an underweight and stock selection in financial services was additive to returns as the Portfolio had less exposure to banks, one of the weakest performing industry groups during the period. Strong performing financial information services and timber real estate holdings also boosted performance.

•                  An underweight and stock selection in the utilities sector also contributed positively. The sector is very small in the Portfolio, and two of the holdings in it performed well for the period.

•                  Similarly, the Portfolio held few consumers staples stocks, but two of them — a vitamin manufacturer and distributor and a supplier of consumer and commercial food products — appreciated during the period and contributed to relative gains.

87

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

U.S. Small/Mid Cap Value Portfolio

•                  Stock selection in producer durables was also advantageous, bolstered by aerospace and business services holdings.

•                  Finally, an overweight in technology, the second best performing sector during the period, further bolstered performance.

•                  However, an underweight in the consumer discretionary sector, which was the top performing sector for the period, dampened relative results. Within the sector, the more cyclical, higher beta names (such as auto parts, specialty retail, and consumer rental and leasing) performed the best but the Portfolio had no exposure to these segments. Additionally, the Portfolio owned a restaurant stock that had a negative return for the period.

•                  The materials and processing sector also hampered relative results due to the Portfolio’s underexposure to the pure commodity-focused companies (such as paper, steel, and precious metals), many of which benefited from rising commodity prices during the period. Moreover, the Portfolio’s holdings in packaging and containers companies were relative laggards.

Management Strategies

•                  During the year, the Portfolio added new holdings in consumer discretionary, financial services, technology, and utilities, while eliminating positions in consumer discretionary, materials and processing, and producer durables. However, the Portfolio’s sector weightings relative to the Index changed very little.

•                  At year-end, relative to the Index, the Portfolio continued to hold an underweight in financial services, especially banks and real estate investment trusts (REITs), but insurance represented an overweight. The Portfolio was also underweight in materials and processing (with no exposure to raw materials/commodities) and in utilities.

•                  The Portfolio’s largest overweights were technology (primarily software and services), consumer staples, producer durables (especially business services and aerospace), and health care.

*      Minimum Investment

**   Commenced operations on September 27, 2007.

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 2500® Value Index(1) and the Lipper Mid-Cap Value Funds Index (2)

	Total Returns(3)
		Average Annual
	One Year	Since Inception(5)
Portfolio — Class I(4)	33.61%	–10.17%
Russell 2500® Value Index	27.68	–9.28
Lipper Mid-Cap Value Funds Index	39.74	–9.15

Portfolio — Class P(4)	33.39	–10.39
Russell 2500® Value Index	27.68	–9.28
Lipper Mid-Cap Value Funds Index	39.74	–9.15

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)    The Russell 2500® Value Index measures the performance of those companies in the Russell 2500® Index with lower price -to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

U.S. Small/Mid Cap Value Portfolio

(2)    The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Mid-Cap Value Funds classification.

(3)    Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)    Commenced operations on September 27, 2007.

(5)    For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Percentage of
Classification	Total Investments
Insurance	12.8%
Information Technology Services	12.1
Software	6.4
Aerospace & Defense	5.0
Media	5.0
Other*	54.9
Short-Term Investment	3.8
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2009 Annual Report

December 31, 2009

Portfolio of Investments

U.S. Small/Mid Cap Value Portfolio

	Shares	Value (000)
Common Stocks (94.9%)
Aerospace & Defense (5.0%)
AAR Corp. (a)	28,400	$ 653
Goodrich Corp.	3,500	225
Spirit Aerosystems Holdings, Inc., Class A (a)	11,200	222
		1,100
Beverages (1.8%)
Molson Coors Brewing Co., Class B	8,600	388
Chemicals (0.7%)
Cytec Industries, Inc.	1,500	55
Lubrizol Corp.	1,500	109
		164
Commercial Leasing (1.4%)
AerCap Holdings N.V. (a)	34,800	315
Commercial Services & Supplies (2.0%)
Brink’s Co. (The)	10,375	253
Brink’s Home Security Holdings, Inc. (a)	5,500	179
		432
Computers & Peripherals (2.1%)
Teradata Corp. (a)	14,400	453
Construction & Engineering (1.6%)
Aecom Technology Corp. (a)	12,900	355
Containers & Packaging (2.9%)
Pactiv Corp. (a)	26,600	642
Diversified Telecommunication Services (2.4%)
CenturyTel, Inc.	14,500	525
Electric Utilities (1.5%)
NV Energy, Inc.	26,600	329
Energy Equipment & Services (1.9%)
Exterran Holdings, Inc. (a)	8,600	184
Superior Energy Services, Inc. (a)	9,700	236
		420
Food Products (4.5%)
ConAgra Foods, Inc.	22,700	523
Corn Products International, Inc.	15,900	465
		988
Gas Utilities (1.5%)
UGI Corp.	13,400	324
Health Care Providers & Services (1.1%)
PharMerica Corp. (a)	14,900	237
Hotels, Restaurants & Leisure (3.1%)
AFC Enterprises, Inc. (a)	16,200	132
Wendy’s/Arby’s Group, Inc., Class A	115,000	540
		672
Household Durables (3.5%)
Snap-On, Inc.	8,400	355
Stanley Works (The)	8,100	417
		772
Information Technology Services (12.0%)
Acxiom Corp. (a)	18,600	249
Broadridge Financial Solutions, Inc.	19,400	438
Computer Sciences Corp. (a)	10,600	610
MAXIMUS, Inc.	17,900	895
SAIC, Inc. (a)	23,800	451
		2,643
Insurance (12.7%)
Arch Capital Group Ltd. (a)	5,900	422
Axis Capital Holdings Ltd.	10,600	301
Conseco, Inc. (a)	114,056	570
Hanover Insurance Group, Inc. (The)	17,259	767
Markel Corp. (a)	600	204
Reinsurance Group of America, Inc.	11,200	534
		2,798
Internet Software & Services (0.5%)
AOL, Inc. (a)	4,700	110
Life Science Tools & Services (1.9%)
PerkinElmer, Inc.	20,600	424
Media (5.0%)
Interpublic Group of Cos., Inc. (a)	86,600	639
Scripps Networks Interactive, Inc., Class A	11,100	461
		1,100
Multi-Utilities (2.1%)
CMS Energy Corp.	30,200	473
Office Electronics (1.2%)
Zebra Technologies Corp., Class A (a)	9,200	261
Oil, Gas & Consumable Fuels (2.1%)
Pioneer Natural Resources Co.	9,700	467
Personal Products (2.0%)
NBTY, Inc. (a)	10,100	440
Pharmaceuticals (4.5%)
Mylan, Inc. (a)	26,500	488
Perrigo Co.	12,800	510
		998
Professional Services (2.1%)
Verisk Analytics, Inc., Class A (a)	14,900	451
Real Estate Investment Trusts (REITs) (3.3%)
Plum Creek Timber Co., Inc. REIT	9,900	374
Potlatch Corp. REIT	10,800	344
		718
Software (6.4%)
Amdocs Ltd. (a)	17,700	505
BMC Software, Inc. (a)	10,000	401
Check Point Software Technologies (a)	14,700	498
		1,404
Thrifts & Mortgage Finance (2.1%)
TFS Financial Corp.	38,400	466
Total Common Stocks (Cost $16,911)		20,869

90	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

U.S. Small/Mid Cap Value Portfolio

	Face Amount (000)	Value (000)
Fixed Income (1.0%)
Life Science Tools & Services (1.0%)
Life Technologies Corp. (Convertible), 1.50%, 2/15/24 (Cost $198)	$ 193	$ 224

	Shares
Short-Term Investment (3.8%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o) (Cost $823)	823,162	823
Total Investments (99.7%) (Cost $17,932)		21,916
Other Assets in Excess of Liabilities (0.3%)		72
Net Assets (100%)		$21,988

(a)                                  Non-income producing security.

(o)                                 See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

REIT                     Real Estate Investment Trust

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$ 1,100	$ —	$—	$ 1,100
Beverages	388	—	—	388
Chemicals	164	—	—	164
Commercial Leasing	315	—	—	315
Commercial Services & Supplies	432	—	—	432
Computers & Peripherals	453	—	—	453
Construction & Engineering	355	—	—	355
Containers & Packaging	642	—	—	642
Diversified Telecommunication Services	525	—	—	525
Electric Utilities	329	—	—	329
Energy Equipment & Services	420	—	—	420
Food Products	988	—	—	988
Gas Utilities	324	—	—	324
Health Care Providers & Services	237	—	—	237
Hotels, Restaurants & Leisure	672	—	—	672
Household Durables	772	—	—	772
Information Technology Services	2,643	—	—	2,643
Insurance	2,798	—	—	2,798
Internet Software & Services	110	—	—	110
Life Science Tools & Services	424	—	—	424
Media	1,100	—	—	1,100
Multi-Utilities	473	—	—	473
Office Electronics	261	—	—	261
Oil, Gas & Consumable Fuels	467	—	—	467
Personal Products	440	—	—	440
Pharmaceuticals	998	—	—	998
Professional Services	451	—	—	451
Real Estate Investment Trusts (REITs)	718	—	—	718
Software	1,404	—	—	1,404
Thrifts & Mortgage Finance	466	—	—	466
Total Common Stocks	20,869	—	—	20,869
Fixed Income
Life Science Tools & Services	—	224	—	224
Short-Term Investment
Investment Company	823	—	—	823
Total Assets	21,692	224	—	21,916
Total	$21,692	$ 224	$—	$21,916

The accompanying notes are an integral part of the financial statements.	91

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview

Emerging Markets Debt Portfolio

The Emerging Markets Debt Portfolio (the “Portfolio”) seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relatively higher degree of volatility. Fixed income securities are subject to credit and interest-rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest-rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. In a declining interest-rate environment, the portfolio may generate less income. In a rising interest-rate environment, bond prices fall.

Performance

For the year ended December 31, 2009, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 23.75%, net of fees, for Class I shares. The Portfolio’s Class I shares outperformed against its benchmark, the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index, which returned 21.98%.

Factors Affecting Performance

•                  The first months of 2009 were characterized by unprecedented government intervention in the financial markets, with policy moves ranging from bank nationalizations to fiscal and monetary activism. Widespread easing of monetary policy announced by numerous governments around the world complemented this fiscal support, while monetary authorities that had limited scope for further rate cuts moved to quantitative easing. In addition, leaders from the G-20 pledged to support a package of measures which provided funding of more than $1 trillion to contain the global downturn.

•                  The second quarter of 2009 was characterized by signs of a rebound in economic activity (“green shoots”) and increased risk appetite in the financial markets. Financial conditions improved and markets started to normalize. Emerging markets debt (EMD) staged a strong rally, benefiting from expectations that downside risks for the global economy had diminished. EMD fund flows turned positive after losing $3.8 billion since the beginning of the year.

•                  This “market normalization” was driven by the massive injection of liquidity on the part of world’s central banks, the sharp easing of monetary policy, and the recent stabilization of supply side variables such as industrial production. However, negative news at the global level, particularly from the demand side (retail sales, auto sales, exports, etc), still indicated that the real economy remained stressed and the recovery would likely be slow and fragile.

•                  In the third and the last quarters of the year, asset performance was supported by fundamentals. In this period, economic recovery was underway and financial risks diminished. However, trades in riskier assets that were popular during the rally months were crowded by investors and valuations were not that compelling. This was a period of consolidation, not only from an economic point of view (as economic recovery in systemically important countries consolidated) but also from an asset performance point of view, with returns moving toward more “normal” levels (that is, single digits or low double digits).

•                  EMD local currency debt, as measured by the JP Morgan GBI-EM Global Diversified Bond Index, returned 21.98% for the year. Local currency debt yields stood at 7.30% as of year end, with carry differential at its widest level in the last five years.

•                  The Portfolio benefited from an overweight exposure to Indonesia and a slight overweight in Colombia. Conversely, an overweight to U.S. dollar-denominated Venezuelan bonds and an overweight exposure to the Russian ruble detracted from relative returns.

Management Strategies

•                  Markets seem to keep building positions based on an optimistic growth outlook for EM in 2010. In addition, the environment is broadly constructive for EM currencies, which are supported by their higher carry and continued portfolio flows.

•                  On average, our valuation models point to many EM currencies being near fair value at current

92

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

Emerging Markets Debt Portfolio

levels, while others still have further to run. A rebound in global growth, accompanied by stable commodity prices and improved trade flows should be supportive for most EM currencies.

•                  Many EM central banks have come to the end of their rate cutting cycle, and a few have indicated their intention to stay on hold for a prolonged period, while others still are likely to start hiking rates in the first half of 2010. Most local markets’ yield curves have already priced in these expected moves.

•                  However, given the nascent stage of the recovery in economic activity, many yield curves may have priced in an overly aggressive policy rate path. The net result is that we expect rising policy rates to have a limited impact on bond prices. As such, we expect foreign currency gains and interest income to represent the majority of the still attractive potential total return.

*                 Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index(1) and the Lipper Emerging Markets Debt Funds Index(2).

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I(4)	23.75%	7.75%	11.04%	10.13%
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	21.98	8.49	10.72	10.23
Lipper Emerging Markets Debt Funds Index	35.05	7.86	11.41	— (9)

Portfolio — Class P(5)	23.43	7.45	10.77	10.47
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	21.98	8.49	10.72	11.43
Lipper Emerging Markets Debt Funds Index	35.05	7.86	11.41	10.79

Portfolio — Class H w/o sales charges(6)	23.40	—	—	4.98
Portfolio — Class H with maximum 3.50% sales charges(6)	19.08	—	—	3.12
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	21.98	—	—	7.32
Lipper Emerging Markets Debt Funds Index	35.05	—	—	3.77

Portfolio — Class L(7)	22.80	—	—	5.27
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index	21.98	—	—	9.06
Lipper Emerging Markets Debt Funds Index	35.05	—	—	5.48

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)             JP Morgan EMBI Global Bond Index /JP Morgan GBI-EM Global Diversified Bond Index is a custom index represented by performance of the JP Morgan EMBI Global Bond Index (which tracks the performance U.S. dollar - denominated debt instruments issued by emerging markets) for periods from the Portfolio’s inception to September 30, 2007 and the JP Morgan GBI-EM Global Diversified Bond Index (which tracks local currency government bonds issued by emerging markets) for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)             The Lipper Emerging Markets Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Debt Funds classification.

93

2009 Annual Report

December 31, 2009 (unaudited)

Investment Overview (cont’d)

Emerging Markets Debt Portfolio

(3)             Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)             Commenced operations on February 1, 1994.

(5)             Commenced operations on January 2, 1996.

(6)             Commenced operations on January 2, 2008.

(7)             Commenced operations on June 16, 2008.

(8)             For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

(9)             Return information is not available for this Index since inception of Class I.

Portfolio Composition

Percentage of
Classification	Total Investments
Sovereign	96.1%
Other*	0.0
Short-Term Investment	3.9
Total Investments	100.0%

*      Industries representing less than 5% of total investments.

94

2009 Annual Report

December 31, 2009

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)			Value (000)
Debt Instruments (93.9%)
Brazil (11.6%)
Sovereign (11.6%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/14	BRL	2,331		$1,232
Federative Republic of Brazil,
10.00%, 1/1/17	8,320			4,114
				5,346
Colombia (4.3%)
Sovereign (4.3%)
Republic of Colombia,
9.85%, 6/28/27	COP	2,332,000		1,327
12.00%, 10/22/15	1,083,000			652
				1,979
Ecuador (0.9%)
Sovereign (0.9%)
Republic of Ecuador,
9.38%, 12/15/15		$460		434
Hungary (11.8%)
Sovereign (11.8%)
Republic of Hungary,
6.25%, 8/24/10	HUF	27,110		144
6.75%, 2/24/17	102,340			505
7.25%, 6/12/12	899,170			4,791
				5,440
Indonesia (12.6%)
Corporate (0.0%)
Tjiwi Kimia Finance Mauritius Ltd., Tranche A,
Zero Coupon, 4/28/15 (b)(e)	$—		@	—	@
Sovereign (12.6%)
Barclays plc, Republic of Indonesia Government Bond, Credit Linked Notes,
9.00%, 9/17/18	IDR	10,000,000		1,013
11.50%, 9/17/19	7,500,000			869
Deutsche Bank AG, Republic of Indonesia Government Bond, Credit Linked Notes,
11.00%, 11/15/20	12,000,000			1,343
JPMorgan Chase & Co., Republic of Indonesia Government Bond, Credit Linked Notes,
9.00%, 9/15/18	12,565,000			1,273
UBS AG, Republic of Indonesia Government Bond, Credit Linked Notes,
9.00%, 9/17/18	5,850,000			593
11.50%, 9/17/19	6,272,200			726
				5,817
				5,817
Malaysia (4.5%)
Sovereign (4.5%)
Government of Malaysia,
2.51%, 8/27/12	MYR	6,500		1,875
3.76%, 4/28/11	597			177
3.83%, 9/28/11	123			37
				2,089
Mexico (11.2%)
Sovereign (11.2%)
Mexican Bonos,
8.50%, 11/18/38	MXN	5,660		422
10.00%, 12/5/24	53,805			4,723
				5,145
Peru (1.3%)
Sovereign (1.3%)
Republic of Peru,
8.60%, 8/12/17	PEN	1,390		587
Poland (5.6%)
Sovereign (5.6%)
Republic of Poland,
4.25%, 5/24/11	PLN	540		188
5.50%, 10/25/19	5,446			1,799
6.25%, 10/24/15	1,600			567
				2,554
South Africa (10.3%)
Sovereign (10.3%)
Republic of South Africa,
7.25%, 1/15/20	ZAR	39,560		4,717
Thailand (4.3%)
Sovereign (4.3%)
Kingdom of Thailand,
4.25%, 3/13/13	THB	19,400		605
5.25%, 7/13/13 - 5/12/14	42,403			1,367
				1,972
Turkey (12.0%)
Sovereign (12.0%)
Republic of Turkey,
Zero Coupon, 11/3/10 - 5/11/11	TRY	6,735		4,074
10.00%, 2/15/12	487			363
16.00%, 3/7/12	1,419			1,070
				5,507
Venezuela (3.5%)
Sovereign (3.5%)
Republic of Venezuela,
9.00%, 5/7/23	$570			386
9.25%, 9/15/27 - 5/7/28	1,800			1,231
				1,617
Total Debt Instruments (Cost $40,782)				43,204

No. of Warrants
Warrants (0.0%)
Venezuela (0.0%)
Republic of Venezuela, Oil-Linked Payment Obligation, expires 4/15/20 (h)(l) (Cost $—)	495	13

The accompanying notes are an integral part of the financial statements.	95

2009 Annual Report

December 31, 2009

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

	Shares	Value (000)
Short-Term Investment (3.8%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (o) (Cost $1,756)	1,755,526	$ 1,756
Total Investments (97.7%) (Cost $42,538)		44,973
Other Assets in Excess of Liabilities (2.3%)		1,068
Net Assets (100%)		$46,041

(b)	Issuer is in default.
(e)	144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2009.
(l)	Security has been deemed illiquid at December 31, 2009.
(o)	See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.
@	Face Amount/Value is less than $500.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	1,580	$2,264	6/29/10	USD	2,271	$2,271	$ 7
KRW	1,079,232	927	1/4/10	USD	921	921	(6)
PLN	1,222	427	1/7/10	USD	435	435	8
USD	451	451	1/7/10	HUF	81,017	430	(21)
USD	924	924	1/4/10	KRW	1,079,232	927	3
USD	921	921	1/29/10	KRW	1,079,232	927	6
USD	746	746	1/7/10	MXN	9,422	720	(26)
USD	451	451	1/7/10	PLN	1,222	427	(24)
USD	1,662	1,662	1/14/10	RUB	49,950	1,646	(16)
		$8,773				$8,704	$(69)

BRL	—	Brazilian Real
COP	—	Colombian Peso
EUR	—	Euro
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
KRW	—	Korean Won
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
PEN	—	Peruvian Sol
PLN	—	Polish Zloty
RUB	—	Russian Ruble
THB	—	Thailand Baht
TRY	—	Turkish Lira
USD	—	United States Dollar
ZAR	—	South African Rand

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2009. (See Note A-11 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Debt Instruments
Corporate	$—	$—	@	$—	$—	@
Sovereign	—	43,204		—	43,204
Total Debt Instruments	—	43,204		—	43,204
Foreign Currency Exchange Contracts	—	24		—	24
Short-Term Investment
Investment Company	1,756	—		—	1,756
Warrants	—	13		—	13
Total Assets	1,756	43,241		—	44,997
Liabilities:
Foreign Currency Exchange Contracts	—	93		—	93
Total Liabilities	—	93		—	93
Total	$1,756	$43,148		$—	$44,904

96	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Statements of Assets and Liabilities

	Active International Allocation Portfolio (000)	Emerging Markets Portfolio (000)	Global Franchise Portfolio (000)	Global Real Estate Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$446,988	$1,733,991	$95,985	$740,471
Investment in Securities of Affiliated Issuers, at Cost	103,168	214,305	4,358	13,984
Total Investments in Securities, at Cost	550,156	1,948,296	100,343	754,455
Foreign Currency, at Cost	6,738	476	93	1,280
Investments in Securities of Unaffiliated Issuers, at Value(1)	490,571	2,244,666	116,107	676,389
Investment in Securities of Affiliated Issuers, at Value	101,280	232,188	4,358	13,984
Total Investments in Securities, at Value	591,851	2,476,854	120,465	690,373
Foreign Currency, at Value	6,632	501	93	1,268
Cash	— @	—	—	—
Due from Broker	5,693	—	—	—
Receivable for Portfolio Shares Sold	34	4,975	1	1,432
Receivable for Investments Sold	—	3,016	308	1,952
Unrealized Appreciation on Foreign Currency Exchange Contracts	3,658	—	446	4
Tax Reclaim Receivable	48	245	39	47
Receivable from Affiliates	19	83	1	6
Capital Gain Tax Refund	3	563	—	—
Dividends Receivable	539	819	167	1,783
Other Assets	12	50	3	16
Total Assets	608,489	2,487,106	121,523	696,881
Liabilities:
Collateral on Securities Loaned, at Value	54,096	147,121	—	—
Unrealized Depreciation on Foreign Currency Exchange Contracts	4,015	5	—	3
Payable for Investments Purchased	—	2,804	—	1,178
Bank Overdraft	—	166	—	125
Payable for Portfolio Shares Redeemed	252	305	9	238
Payable for Investment Advisory Fees	844	6,691	254	1,531
Payable for Administration Fees	38	155	9	46
Payable for Custodian Fees	49	329	6	39
Payable for Directors’ Fees and Expenses	10	41	5	— @
Payable for Transfer Agent Fees	3	11	4	5
Payable for Shareholder Servicing Fees — Class P	3	26	2	11
Payable for Shareholder Servicing Fees — Class H	—	—	—	— @
Payable for Distribution and Shareholder Servicing Fees — Class L	—	—	—	1
Payable for Sub Transfer Agency Fees	26	737	— @	43
Deferred Capital Gain Country Tax	—	3,316	—	—
Other Liabilities	90	119	50	44
Total Liabilities	59,426	161,826	339	3,264
Net Assets	$549,063	$2,325,280	$121,184	$693,617
Net Assets Consist Of:
Paid-in Capital	$609,883	$2,264,585	$115,316	$1,064,337
Distributions in Excess of Net Investment Income	(918)	(17,743)	(289)	(11,724)
Accumulated Net Realized Loss	(102,542)	(446,778)	(14,418)	(294,909)
Unrealized Appreciation (Depreciation) on:
Investments	41,694	525,242 *	20,122	(64,082)
Foreign Currency Exchange Contracts and Translations	(505)	(26)	453	(5)
Futures Contracts	1,451	—	—	—
Net Assets	$549,063	$2,325,280	$121,184	$693,617

The accompanying notes are an integral part of the financial statements.	97

2009 Annual Report

December 31, 2009

Statements of Assets and Liabilities (cont’d)

	Active International Allocation Portfolio (000)	Emerging Markets Portfolio (000)	Global Franchise Portfolio (000)	Global Real Estate Portfolio (000)
CLASS I:
Net Assets	$532,584	$2,198,793	$111,852	$638,744
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	47,130,279	95,194,494	8,098,120	85,511,630
Net Asset Value, Offering and Redemption Price Per Share	$11.30	$23.10	$13.81	$7.47
CLASS P:
Net Assets	$16,479	$126,487	$9,332	$52,663
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	1,432,937	5,595,147	683,888	7,075,656
Net Asset Value, Offering and Redemption Price Per Share	$11.50	$22.61	$13.65	$7.44
CLASS H:
Net Assets	$—	$—	$—	$607
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	—	—	—	81,688
Net Asset Value and Redemption Price Per Share	$—	$—	$—	$7.43
Maximum Sales Load	—	—	—	4.75%
Maximum Sales Charge	$—	$—	$—	$0.37
Maximum Offering Price Per Share	$—	$—	$—	$7.80
CLASS L:
Net Assets	$—	$—	$—	$1,603
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	—	—	—	218,120
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$—	$7.35
(1) Including:
Securities on Loan, at Value:	$51,787	$140,543	$—	$—

@	Amount is less than $500.
*	Net of $3,316 Deferred Capital Gain Country Tax in Emerging Markets Portfolio.

98	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Statements of Assets and Liabilities

	International Equity Portfolio (000)	International Growth Equity Portfolio (000)		International Real Estate Portfolio (000)	International Small Cap Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$3,989,923	$65,254		$753,877	$409,160
Investment in Securities of Affiliated Issuers, at Cost	390,222	5,395		6,805	8,025
Total Investments in Securities, at Cost	4,380,145	70,649		760,682	417,185
Foreign Currency, at Cost	3,127	73		89	9
Investments in Securities of Unaffiliated Issuers, at Value(1)	4,206,923	66,753		464,896	408,968
Investment in Securities of Affiliated Issuers, at Value	390,222	5,395		6,805	8,025
Total Investments in Securities, at Value	4,597,145	72,148		471,701	416,993
Foreign Currency, at Value	3,134	73		89	9
Receivable for Portfolio Shares Sold	4,356	141		90	166
Receivable for Investments Sold	88	—		384	577
Unrealized Appreciation on Foreign Currency Exchange Contracts	12,869	—		3	1,166
Tax Reclaim Receivable	663	12		818	765
Receivable from Affiliates	49	—	@	4	2
Capital Gain Tax Refund	—	—	@	—	—
Dividends Receivable	3,792	36		559	469
Other Assets	93	2		11	9
Total Assets	4,622,189	72,412		473,659	420,156
Liabilities:
Collateral on Securities Loaned, at Value	321,768	5,109		—	—
Unrealized Depreciation on Foreign Currency Exchange Contracts	7,776	—	@	—	23
Payable for Investments Purchased	—	—		183	5,959
Payable for Portfolio Shares Redeemed	1,100	—		269	46
Payable for Investment Advisory Fees	8,272	51		975	1,000
Payable for Administration Fees	291	4		33	28
Payable for Custodian Fees	136	23		32	35
Payable for Directors’ Fees and Expenses	115	—		1	10
Payable for Transfer Agent Fees	12	1		3	4
Payable for Shareholder Servicing Fees — Class P	241	—	@	2	12
Payable for Sub Transfer Agency Fees	1,293	13		42	80
Other Liabilities	286	24		41	44
Total Liabilities	341,290	5,225		1,581	7,241
Net Assets	$4,280,899	$67,187		$472,078	$412,915
Net Assets Consist Of:
Paid-in Capital	$4,527,955	$92,562		$1,092,992	$545,703
Distributions in Excess of Net Investment Income	(11,470)	(317)		(2,541)	(520)
Accumulated Net Realized Loss	(457,642)	(26,557)		(329,266)	(133,314)
Unrealized Appreciation (Depreciation) on:
Investments	217,000	1,499		(288,981)	(192)
Foreign Currency Exchange Contracts and Translations	5,056	—	@	(126)	1,238
Net Assets	$4,280,899	$67,187		$472,078	$412,915
CLASS I:
Net Assets	$3,148,980	$67,034		$463,649	$349,589
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	241,931,213	7,313,718		26,051,214	29,213,934
Net Asset Value, Offering and Redemption Price Per Share	$13.02	$9.17		$17.80	$11.97
CLASS P:
Net Assets	$1,131,919	$153		$8,429	$63,326
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	87,966,718	16,593		474,329	5,299,913
Net Asset Value, Offering and Redemption Price Per Share	$12.87	$9.19		$17.77	$11.95
(1) Including:
Securities on Loan, at Value:	$307,513	$4,883		$—	$—

@	Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	99

2009 Annual Report

December 31, 2009

Statements of Assets and Liabilities

	Capital Growth Portfolio (000)	Focus Growth Portfolio (000)		Large Cap Relative Value Portfolio (000)	Small Company Growth Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$635,859	$8,404		$244,821	$1,520,394
Investment in Securities of Affiliated Issuers, at Cost	26,477	332		8,486	22,450
Total Investments in Securities, at Cost	662,336	8,736		253,307	1,542,844
Foreign Currency, at Cost	—	—		—	1
Investments in Securities of Unaffiliated Issuers, at Value	747,550	9,024		255,477	1,500,656
Investment in Securities of Affiliated Issuers, at Value	26,477	332		8,486	22,450
Total Investments in Securities, at Value	774,027	9,356		263,963	1,523,106
Foreign Currency, at Value	—	—		—	1
Due from Adviser	—	5		—	—
Receivable for Portfolio Shares Sold	840	1		239	1,204
Receivable for Investments Sold	—	—		25	4,354
Receivable from Affiliates	7	—	@	5	11
Dividends Receivable	80	1		431	137
Other Assets	17	—	@	6	32
Total Assets	774,971	9,363		264,669	1,528,845
Liabilities:
Payable for Portfolio Shares Redeemed	162	—		10	10,939
Payable for Investment Advisory Fees	943	—		308	3,223
Payable for Administration Fees	52	1		18	103
Payable for Custodian Fees	14	1		4	12
Payable for Directors’ Fees and Expenses	27	4		12	7
Payable for Transfer Agent Fees	5	3		4	8
Payable for Shareholder Servicing Fees — Class P	21	—	@	11	114
Payable for Sub Transfer Agency Fees	128	1		109	471
Other Liabilities	74	15		33	124
Total Liabilities	1,426	25		509	15,001
Net Assets	$773,545	$9,338		$264,160	$1,513,844
Net Assets Consist Of:
Paid-in Capital	$861,486	$26,120		$307,959	$1,546,252
Distributions in Excess of Net Investment Income	(31)	(6)		(11)	(28)
Accumulated Net Realized Loss	(199,601)	(17,396)		(54,444)	(12,642)
Unrealized Appreciation (Depreciation) on:
Investments	111,691	620		10,656	(19,738)
Foreign Currency Exchange Contracts and Translations	— @	—	@	—	— @
Net Assets	$773,545	$9,338		$264,160	$1,513,844
CLASS I:
Net Assets	$674,070	$7,878		$214,011	$977,515
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	34,227,538	515,833		22,293,235	87,759,046
Net Asset Value, Offering and Redemption Price Per Share	$19.69	$15.27		$9.60	$11.14
CLASS P:
Net Assets	$99,475	$1,460		$50,149	$536,329
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	5,128,023	98,194		5,228,011	51,268,281
Net Asset Value, Offering and Redemption Price Per Share	$19.40	$14.86		$9.59	$10.46

@  Amount is less than $500.

100	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Statements of Assets and Liabilities

	U.S. Real Estate Portfolio (000)	U.S. Small/Mid Cap Value Portfolio (000)		Emerging Markets Debt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$675,129	$17,109		$40,782
Investment in Securities of Affiliated Issuers, at Cost	24,747	823		1,756
Total Investments in Securities, at Cost	699,876	17,932		42,538
Foreign Currency, at Cost	— @	—		76
Investments in Securities of Unaffiliated Issuers, at Value	673,664	21,093		43,217
Investment in Securities of Affiliated Issuers, at Value	24,747	823		1,756
Total Investments in Securities, at Value	698,411	21,916		44,973
Foreign Currency, at Value	— @	—		75
Cash	229	—		—
Receivable for Portfolio Shares Sold	819	4		—
Receivable for Investments Sold	3,370	111		—
Unrealized Appreciation on Foreign Currency Exchange Contracts	—	—		24
Tax Reclaim Receivable	58	—		—
Receivable from Affiliates	8	1		1
Dividends Receivable	2,341	11		— @
Interest Receivable	—	1		1,143
Other Assets	15	—	@	1
Total Assets	705,251	22,044		46,217
Liabilities:
Unrealized Depreciation on Foreign Currency Exchange Contracts	—	—		93
Payable for Investments Purchased	1,986	—		—
Payable for Portfolio Shares Redeemed	534	—	@	8
Payable for Investment Advisory Fees	1,311	36		30
Payable for Administration Fees	47	2		3
Payable for Custodian Fees	3	1		9
Payable for Directors’ Fees and Expenses	12	—	@	4
Payable for Transfer Agent Fees	5	1		3
Payable for Shareholder Servicing Fees — Class P	24	—	@	1
Payable for Shareholder Servicing Fees — Class H	—	—		1
Payable for Distribution and Shareholder Servicing Fees — Class L	—	—		1
Payable for Sub Transfer Agency Fees	261	1		2
Other Liabilities	84	15		21
Total Liabilities	4,267	56		176
Net Assets	$700,984	$21,988		$46,041
Net Assets Consist Of:
Paid-in Capital	$916,220	$26,857		$44,392
Undistributed (Distributions in Excess of) Net Investment Income	291	(—	@)	(231)
Accumulated Net Realized Loss	(214,068)	(8,853)		(500)
Unrealized Appreciation (Depreciation) on:
Investments	(1,465)	3,984		2,435
Foreign Currency Exchange Contracts and Translations	6	—		(55)
Net Assets	$700,984	$21,988		$46,041

The accompanying notes are an integral part of the financial statements.	101

2009 Annual Report

December 31, 2009

Statements of Assets and Liabilities (cont’d)

	U.S. Real Estate Portfolio (000)	U.S. Small/Mid Cap Value Portfolio (000)	Emerging Markets Debt Portfolio (000)
CLASS I:
Net Assets	$584,820	$21,910	$38,041
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)†	52,313,352	2,800,425	3,131,396
Net Asset Value, Offering and Redemption Price Per Share	$11.18	$7.82	$12.15
CLASS P:
Net Assets	$116,164	$78	$4,379
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)†	10,572,971	10,000	352,639
Net Asset Value, Offering and Redemption Price Per Share	$10.99	$7.80	$12.42
CLASS H:
Net Assets	$—	$—	$2,316
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)†	—	—	186,573
Net Asset Value and Redemption Price Per Share	$—	$—	$12.42
Maximum Sales Load	—	—	3.50%
Maximum Sales Charge	$—	$—	$0.45
Maximum Offering Price Per Share	$—	$—	$12.87
CLASS L:
Net Assets	$—	$—	$1,305
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)†	—	—	106,611
Net Asset Value, Offering and Redemption Price Per Share	$—	$—	$12.24

@	Amount is less than $500.
†	$0.003 par value shares of beneficial interest for Emerging Markets Debt Portfolio.

102	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Statements of Operations

For the Year Ended December 31, 2009

	Active International Allocation Portfolio (000)	Emerging Markets Portfolio (000)	Global Franchise Portfolio (000)	Global Real Estate Portfolio (000)	International Equity Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$15,374	$36,144	$2,559	$19,872	$121,245
Dividends from Securities of Affiliated Issuers	641	839	5	385	3,515
Interest from Securities of Unaffiliated Issuers	670	—	— @	88	761
Less: Foreign Taxes Withheld	(1,254)	(3,227)	(168)	(865)	(8,969)
Total Investment Income	15,431	33,756	2,396	19,480	116,552
Expenses:
Investment Advisory Fees (Note B)	3,322	20,520	737	4,989	28,462
Administration Fees (Note C)	409	1,375	74	469	2,846
Custodian Fees (Note F)	305	1,318	26	191	647
Directors’ Fees and Expenses	15	45	2	14	107
Professional Fees	110	208	43	42	166
Shareholder Reporting Fees	118	155	8	51	511
Shareholder Servicing Fees — Class P (Note D)	29	235	11	126	2,216
Shareholder Servicing Fees — Class H (Note D)	—	—	—	1	—
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	—	—	5	—
Sub Transfer Agency Fees	2	439	—	43	865
Sub Transfer Agency Fees — Class I	3	71	—	—	213
Sub Transfer Agency Fees — Class P	— @	4	—	—	55
Transfer Agency Fees (Note E)	29	88	4	41	114
Transfer Agency Fees — Class L (Note E)	—	—	—	— @	—
Registration Fees	39	38	30	62	54
Other Expenses	17	36	9	23	58
Expenses Before Non Operating Expenses	4,398	24,532	944	6,057	36,314
Bank Overdraft Expense	— @	2	— @	3	— @
Total Expenses	4,398	24,534	944	6,060	36,314
Voluntary Waiver of Investment Advisory Fees (Note B)	(280)	—	(11)	—	(336)
Rebate from Morgan Stanley Affiliates (Note G)	(32)	(221)	(4)	(22)	(209)
Expense Offset (Note F)	—	— @	— @	— @	—
Net Expenses	4,086	24,313	929	6,038	35,769
Net Investment Income	11,345	9,443	1,467	13,442	80,783
Realized Gain (Loss):
Investments Sold	(78,056)*	(190,546)	(2,279)	(179,114)	(297,158)
Foreign Currency Exchange Contracts	(486)	3,173	(1,022)	31	25,213
Foreign Currency Transactions	682	(465)	55	370	1,817
Futures Contracts	7,020	—	—	—	—
Net Realized Loss	(70,840)	(187,838)	(3,246)	(178,713)	(270,128)
Change in Unrealized Appreciation (Depreciation):
Investments	172,481	1,078,364 **	27,326	379,703	949,971
Foreign Currency Exchange Contracts	(527)	(566)	77	9	(26,505)
Foreign Currency Translations	(76)	71	(3)	68	30
Futures Contracts	1,223	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	173,101	1,077,869	27,400	379,780	923,496

Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	102,261	890,031	24,154	201,067	653,368
Net Increase in Net Assets Resulting from Operations	$113,606	$899,474	$25,621	$214,509	$734,151

@            Amount is less than $500.

*                 Net of Capital Gain Country Tax of $5 for Active International Allocation Portfolio.

**          Net of increase in Deferred Capital Gain Country Tax Accrual on unrealized appreciation of $3,316 for Emerging Markets Portfolio.

The accompanying notes are an integral part of the financial statements.	103

2009 Annual Report

December 31, 2009

Statements of Operations

For the Year Ended December 31, 2009

	International Growth Equity Portfolio (000)	International Real Estate Portfolio (000)	International Small Cap Portfolio (000)	Capital Growth Portfolio (000)	Focus Growth Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$1,299	$17,223	$8,928	$6,704	$64
Dividends from Securities of Affiliated Issuers	45	520	18	44	1
Interest from Securities of Unaffiliated Issuers	11	117	—	1	—
Less: Foreign Taxes Withheld	(110)	(1,323)	(620)	(110)	(1)
Total Investment Income	1,245	16,537	8,326	6,639	64
Expenses:
Investment Advisory Fees (Note B)	369	3,327	3,299	3,327	37
Administration Fees (Note C)	39	333	278	532	6
Custodian Fees (Note F)	97	175	193	63	5
Directors’ Fees and Expenses	1	10	10	22	1
Professional Fees	75	4	63	77	35
Shareholder Reporting Fees	11	—	22	71	5
Shareholder Servicing Fees — Class P (Note D)	— @	21	50	202	3
Sub Transfer Agency Fees	13	9	30	135	1
Sub Transfer Agency Fees — Class I	—	—	—	29	—
Sub Transfer Agency Fees — Class P	—	—	—	4	—
Transfer Agency Fees (Note E)	8	21	30	42	21
Registration Fees	27	3	31	40	25
Other Expenses	9	15	11	19	4
Expenses Before Non Operating Expenses	649	3,918	4,017	4,563	143
Bank Overdraft Expense	— @	5	2	3	— @
Total Expenses	649	3,923	4,019	4,566	143
Voluntary Waiver of Investment Advisory Fees (Note B)	(157)	—	—	—	(37)
Expenses Reimbursed by Adviser (Note B)	—	—	—	—	(29)
Rebate from Morgan Stanley Affiliates (Note G)	(1)	(13)	(8)	(28)	(1)
Expense Offset (Note F)	—	— @	— @	— @	— @
Net Expenses	491	3,910	4,011	4,538	76
Net Investment Income (Loss)	754	12,627	4,315	2,101	(12)
Realized Gain (Loss):
Investments Sold	(16,581)	(163,674)	(38,308)	(88,396)	(546)
Foreign Currency Exchange Contracts	(46)	764	374	8	— @
Foreign Currency Transactions	38	(133)	(214)	73	— @
Net Realized Loss	(16,589)	(163,043)	(38,148)	(88,315)	(546)
Change in Unrealized Appreciation (Depreciation):
Investments	32,206	297,758	113,677	408,495	4,422
Foreign Currency Exchange Contracts	— @	(2)	1,151	—	—
Foreign Currency Translations	— @	145	(14)	— @	— @
Net Change in Unrealized Appreciation (Depreciation)	32,206	297,901	114,814	408,495	4,422
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	15,617	134,858	76,666	320,180	3,876
Net Increase in Net Assets Resulting from Operations	$16,371	$147,485	$80,981	$322,281	$3,864

@  Amount is less than $500.

104	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Statements of Operations

For the Year Ended December 31, 2009

	Large Cap Relative Value Portfolio (000)	Small Company Growth Portfolio (000)	U.S. Real Estate Portfolio (000)	U.S. Small/Mid Cap Value Portfolio (000)		Emerging Markets Debt Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$5,192	$9,114	$19,837	$253		$—
Dividends from Securities of Affiliated Issuers	38	55	221	2		7
Interest from Securities of Unaffiliated Issuers	— @	— @	45	3		2,522
Less: Foreign Taxes Withheld	— @	(8)	(129)	—		—
Total Investment Income	5,230	9,161	19,974	258		2,529
Expenses:
Investment Advisory Fees (Note B)	1,094	10,846	4,299	121		253
Administration Fees (Note C)	182	956	433	15		27
Custodian Fees (Note F)	23	54	17	9		26
Directors’ Fees and Expenses	8	29	16	2		2
Professional Fees	42	79	47	31		54
Shareholder Reporting Fees	55	222	47	7		7
Shareholder Servicing Fees — Class P (Note D)	99	1,060	230	—	@	9
Shareholder Servicing Fees — Class H (Note D)	—	—	—	—		5
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	—	—	—		6
Sub Transfer Agency Fees	83	371	247	—	@	2
Sub Transfer Agency Fees — Class I	38	81	60	—	@	—
Sub Transfer Agency Fees — Class P	8	44	13	—		—
Transfer Agency Fees (Note E)	38	73	44	9		21
Transfer Agency Fees — Class L (Note E)	—	—	—	—		— @
Registration Fees	33	48	50	27		57
Other Expenses	6	25	19	6		8
Expenses Before Non Operating Expenses	1,709	13,888	5,522	227		477
Bank Overdraft Expense	— @	1	1	—	@	1
Investment Related Expenses	—	—	136	—		—
Total Expenses	1,709	13,889	5,659	227		478
Voluntary Waiver of Investment Advisory Fees (Note B)	(20)	(134)	—	—		(170)
Rebate from Morgan Stanley Affiliates (Note G)	(16)	(34)	(20)	(1)		(3)
Voluntary Waiver of Sub Transfer Agent Fees — Class I	—	(81)	(60)	—	@	—
Voluntary Waiver of Sub Transfer Agent Fees — Class P	—	(44)	(13)	—		—
Expense Offset (Note F)	—	—	— @	—	@	— @
Net Expenses	1,673	13,596	5,566	226		305
Net Investment Income (Loss)	3,557	(4,435)	14,408	32		2,224
Realized Gain (Loss):
Investments Sold	(7,647)	29,732	(127,852)	(4,239)		868
Foreign Currency Exchange Contracts	(1)	109	— @	—		40
Foreign Currency Transactions	(1)	9	(4)	—		(2,260)
Futures Contracts	—	—	—	—		(44)
Swap Agreements	—	—	—	—		500
Net Realized Gain (Loss)	(7,649)	29,850	(127,856)	(4,239)		(896)
Change in Unrealized Appreciation (Depreciation):
Investments	58,943	449,982	275,147	9,794		5,452
Foreign Currency Exchange Contracts	—	—	—	—		(63)
Foreign Currency Translations	—	— @	6	—		64
Swap Agreements	—	—	—	—		(21)
Net Change in Unrealized Appreciation (Depreciation)	58,943	449,982	275,153	9,794		5,432
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	51,294	479,832	147,297	5,555		4,536
Net Increase in Net Assets Resulting from Operations	$54,851	$475,397	$161,705	$5,587		$6,760

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	105

2009 Annual Report

December 31, 2009

Statements of Changes in Net Assets

	Active International Allocation Portfolio		Emerging Markets Portfolio
	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$11,345	$23,150	$9,443	$18,707
Net Realized Loss	(70,840)	(35,882)	(187,838)	(219,535)
Net Change in Unrealized Appreciation (Depreciation)	173,101	(385,652)	1,077,869	(1,629,532)
Net Increase (Decrease) in Net Assets Resulting from Operations	113,606	(398,384)	899,474	(1,830,360)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(13,207)	(9,076)	(26,280)	—
Net Realized Gain	—	(39,989)	—	(148,947)
Class P:
Net Investment Income	(356)	(91)	(1,320)	—
Net Realized Gain	—	(199)	—	(8,146)
Total Distributions	(13,563)	(49,355)	(27,600)	(157,093)
Capital Share Transactions:(1)
Class I:
Subscribed	45,436	215,834	422,795	370,659
Distributions Reinvested	12,690	42,354	25,138	146,475
Redeemed	(188,080)	(340,922)	(264,228)	(762,206)
Class P:
Subscribed	9,438	5,298	28,390	24,253
Distributions Reinvested	354	290	1,311	8,134
Redeemed	(3,783)	(1,338)	(19,004)	(44,234)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(123,945)	(78,484)	194,402	(256,919)
Redemption Fees	38	130	246	166
Total Increase (Decrease) in Net Assets	(23,864)	(526,093)	1,066,522	(2,244,206)
Net Assets:
Beginning of Period	572,927	1,099,020	1,258,758	3,502,964
End of Period	$549,063	$572,927	$2,325,280	$1,258,758
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(918)	$903	$(17,743)	$(8,440)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,933	21,061	23,193	14,823
Shares Issued on Distributions Reinvested	1,167	3,453	1,125	6,573
Shares Redeemed	(21,055)	(31,149)	(15,497)	(32,695)
Net Increase (Decrease) in Class I Shares Outstanding	(14,955)	(6,635)	8,821	(11,299)
Class P:
Shares Subscribed	967	575	1,573	1,118
Shares Issued on Distributions Reinvested	32	25	60	372
Shares Redeemed	(388)	(104)	(1,039)	(1,863)
Net Increase (Decrease) in Class P Shares Outstanding	611	496	594	(373)

106	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Statements of Changes in Net Assets

	Global Franchise Portfolio		Global Real Estate Portfolio
	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets Operations:
Net Investment Income	$ 1,467	$ 2,584	$ 13,442	$ 14,234
Net Realized Gain (Loss)	(3,246)	2,856	(178,713)	(110,211)
Net Change in Unrealized Appreciation (Depreciation)	27,400	(40,559)	379,780	(373,197)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,621	(35,119)	214,509	(469,174)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,303)	(5,813)	(22,189)	(1,495)
Net Realized Gain	—	(1,417)	—	(2,187)
Class P:
Net Investment Income	(45)	(214)	(1,719)	(86)
Net Realized Gain	—	(65)	—	(38)
Class H:
Net Investment Income	—	—	(21)	—
Net Realized Gain	—	—	—	(2)
Class L:
Net Investment Income	—	—	(50)	(— @)
Total Distributions	(1,348)	(7,509)	(23,979)	(3,808)
Capital Share Transactions:(1)
Class I:
Subscribed	204	11,091	259,808	524,819
Issued due to tax-free reorganization	26,813	—	—	—
Distributions Reinvested	1,271	6,932	19,020	3,480
Redeemed	(17,537)	(9,303)	(285,859)	(231,460)
Class P:
Subscribed	53	205	31,677	56,573
Issued due to tax-free reorganization	7,918	—	—	—
Distributions Reinvested	37	229	1,718	124
Redeemed	(2,769)	(2,067)	(43,192)	(8,907)
Class H*:
Subscribed	—	—	149	744
Distributions Reinvested	—	—	15	1
Redeemed	—	—	(67)	(62)
Class L*:
Subscribed	—	—	1,107	390
Distributions Reinvested	—	—	50	— @
Redeemed	—	—	(8)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	15,990	7,087	(15,582)	345,702
Redemption Fees	—	—	3	22
Total Increase (Decrease) in Net Assets	40,263	(35,541)	174,951	(127,258)
Net Assets:
Beginning of Period	80,921	116,462	518,666	645,924
End of Period	$121,184	$ 80,921	$ 693,617	$ 518,666
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$ (289)	$ 689	$ (11,724)	$ (132)

The accompanying notes are an integral part of the financial statements.	107

2009 Annual Report

December 31, 2009

Statements of Changes in Net Assets (cont’d)

	Global Franchise Portfolio		Global Real Estate Portfolio
	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	22	721	41,147	58,712
Shares Issued due to tax-free reorganization	2,103	—	—	—
Shares Issued on Distributions Reinvested	110	605	2,612	499
Shares Redeemed	(1,349)	(742)	(44,447)	(36,048)
Net Increase (Decrease) in Class I Shares Outstanding	886	584	(688)	23,163
Class P:
Shares Subscribed	4	13	6,351	8,112
Shares Issued due to tax-free reorganization	629	—	—	—
Shares Issued on Distributions Reinvested	3	20	237	20
Shares Redeemed	(222)	(148)	(7,650)	(1,311)
Net Increase (Decrease) in Class P Shares Outstanding	414	(115)	(1,062)	6,821
Class H*:
Shares Subscribed	—	—	21	79
Shares Issued on Distributions Reinvested	—	—	2	— #
Shares Redeemed	—	—	(13)	(7)
Net Increase in Class H Shares Outstanding	—	—	10	72
Class L*:
Shares Subscribed	—	—	164	48
Shares Issued on Distributions Reinvested	—	—	7	— #
Shares Redeemed	—	—	(1)	—
Net Increase in Class L Shares Outstanding	—	—	170	48

@	Amount is less than $500.
*	The Global Real Estate Portfolio’s Class H and Class L commenced operations on January 2, 2008 and June 16, 2008, respectively.
#	Shares are less than 500.

108	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Statements of Changes in Net Assets

	International Equity Portfolio		International Growth Equity Portfolio
	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets Operations:
Net Investment Income	$ 80,783	$ 126,317	$ 754	$ 1,851
Net Realized Gain (Loss)	(270,128)	4,054	(16,589)	(9,934)
Net Change in Unrealized Appreciation (Depreciation)	923,496	(1,950,841)	32,206	(32,537)
Net Increase (Decrease) in Net Assets Resulting from Operations	734,151	(1,820,470)	16,371	(40,620)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(84,735)	(85,581)	(1,063)	(1,877)
Net Realized Gain	—	(246,224)	—	(270)
Class P:
Net Investment Income	(28,533)	(19,871)	(2)	(10)
Net Realized Gain	—	(63,382)	—	(1)
Total Distributions	(113,268)	(415,058)	(1,065)	(2,158)
Capital Share Transactions:(1)
Class I:
Subscribed	521,944	609,414	20,022	84,193
Distributions Reinvested	75,015	310,637	901	1,750
Redeemed	(498,321)	(1,608,578)	(9,938)	(25,148)
Class P:
Subscribed	607,365	554,769	24	61
Distributions Reinvested	28,529	83,112	1	8
Redeemed	(368,514)	(545,639)	(122)	(147)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	366,018	(596,285)	10,888	60,717
Redemption Fees	98	311	— @	—
Total Increase (Decrease) in Net Assets	986,999	(2,831,502)	26,194	17,939
Net Assets:
Beginning of Period	3,293,900	6,125,402	40,993	23,054
End of Period	$4,280,899	$ 3,293,900	$ 67,187	$ 40,993
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$ (11,470)	$ 4,431	$ (317)	$ (13)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	44,205	39,005	2,552	6,530
Shares Issued on Distributions Reinvested	5,861	29,205	101	253
Shares Redeemed	(44,823)	(101,449)	(1,402)	(2,357)
Net Increase (Decrease) in Class I Shares Outstanding	5,243	(33,239)	1,251	4,426
Class P:
Shares Subscribed	56,310	37,546	3	8
Shares Issued on Distributions Reinvested	2,254	7,895	— #	1
Shares Redeemed	(33,657)	(36,829)	(22)	(12)
Net Increase (Decrease) in Class P Shares Outstanding	24,907	8,612	(19)	(3)

@	Amount is less than $500.
#	Shares are less than 500.

The accompanying notes are an integral part of the financial statements.	109

2009 Annual Report

December 31, 2009

Statements of Changes in Net Assets

	International Real Estate Portfolio		International Small Cap Portfolio
	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets Operations:
Net Investment Income	$ 12,627	$ 24,923	$ 4,315	$ 13,355
Net Realized Loss	(163,043)	(145,066)	(38,148)	(88,295)
Net Change in Unrealized Appreciation (Depreciation)	297,901	(426,411)	114,814	(169,481)
Net Increase (Decrease) in Net Assets Resulting from Operations	147,485	(546,554)	80,981	(244,421)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(16,300)	—	(5,024)	(13,260)
Net Realized Gain	—	(5,239)	—	(30,495)
Class P:
Net Investment Income	(305)	—	(712)	(1)
Net Realized Gain	—	(172)	—	—
Total Distributions	(16,605)	(5,411)	(5,736)	(43,756)
Capital Share Transactions:(1)
Class I:
Subscribed	114,531	330,959	43,141	69,427
Distributions Reinvested	9,002	3,596	4,242	39,520
Redeemed	(215,130)	(424,987)	(87,910)	(300,305)
Class P:
Subscribed	542	34,330	61,061	119
Distributions Reinvested	290	168	711	1
Redeemed	(4,327)	(106,691)	(221)	(1)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(95,092)	(162,625)	21,024	(191,239)
Redemption Fees	1	61	1	11
Total Increase (Decrease) in Net Assets	35,789	(714,529)	96,270	(479,405)
Net Assets:
Beginning of Period	436,289	1,150,818	316,645	796,050
End of Period	$ 472,078	$ 436,289	$412,915	$ 316,645
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$ (2,541)	$ (2,134)	$ (520)	$ 713
(1) Capital Share Transactions:
Class I:
Shares Subscribed	8,132	16,150	3,942	5,203
Shares Issued on Distributions Reinvested	519	174	367	3,232
Shares Redeemed	(16,521)	(24,020)	(8,302)	(21,823)
Net Decrease in Class I Shares Outstanding	(7,870)	(7,696)	(3,993)	(13,388)
Class P:
Shares Subscribed	31	1,401	5,247	13
Shares Issued on Distributions Reinvested	17	8	60	— #
Shares Redeemed	(300)	(4,544)	(20)	(— #)
Net Increase (Decrease) in Class P Shares Outstanding	(252)	(3,135)	5,287	13

#	Shares are less than 500.

110	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Statements of Changes in Net Assets

	Capital Growth Portfolio		Focus Growth Portfolio
	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets Operations:
Net Investment Income (Loss)	$ 2,101	$ 2,560	$ (12)	$ (2)
Net Realized Loss	(88,315)	(110,485)	(546)	(363)
Net Change in Unrealized Appreciation (Depreciation)	408,495	(615,295)	4,422	(7,132)
Net Increase (Decrease) in Net Assets Resulting from Operations	322,281	(723,220)	3,864	(7,497)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,063)	(4,568)	—	(24)
Net Realized Gain	—	(1,281)	—	—
Class P:
Net Investment Income	(110)	(196)	—	(— @)
Net Realized Gain	—	(151)	—	—
Total Distributions	(2,173)	(6,196)	—	(24)
Capital Share Transactions:(1)
Class I:
Subscribed	70,667	153,379	811	1,060
Distributions Reinvested	2,062	5,844	—	24
Redeemed	(222,734)	(369,316)	(1,005)	(3,807)
Class P:
Subscribed	19,708	35,237	9	84
Distributions Reinvested	109	346	—	— @
Redeemed	(20,100)	(65,945)	(289)	(658)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(150,288)	(240,455)	(474)	(3,297)
Redemption Fees	1	12	—	1
Total Increase (Decrease) in Net Assets	169,821	(969,859)	3,390	(10,817)
Net Assets:
Beginning of Period	603,724	1,573,583	5,948	16,765
End of Period	$ 773,545	$ 603,724	$ 9,338	$ 5,948
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$ (31)	$ (39)	$ (6)	$ (5)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	4,823	8,076	68	61
Shares Issued on Distributions Reinvested	107	432	—	3
Shares Redeemed	(15,582)	(20,618)	(97)	(255)
Net Decrease in Class I Shares Outstanding	(10,652)	(12,110)	(29)	(191)
Class P:
Shares Subscribed	1,392	1,754	1	5
Shares Issued on Distributions Reinvested	6	23	—	— #
Shares Redeemed	(1,284)	(3,633)	(25)	(42)
Net Increase (Decrease) in Class P Shares Outstanding	114	(1,856)	(24)	(37)

@	Amount is less than $500.
#	Shares are less than 500.

The accompanying notes are an integral part of the financial statements.	111

2009 Annual Report

December 31, 2009

Statements of Changes in Net Assets

	Large Cap Relative Value Portfolio		Small Company Growth Portfolio
	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets Operations:
Net Investment Income (Loss)	$ 3,557	$ 4,842	$ (4,435)	$ (2,517)
Net Realized Gain (Loss)	(7,649)	(13,816)	29,850	(7,469)
Net Change in Unrealized Appreciation (Depreciation)	58,943	(81,222)	449,982	(736,061)
Net Increase (Decrease) in Net Assets Resulting from Operations	54,851	(90,196)	475,397	(746,047)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(3,013)	(4,046)	(669)	—
Net Realized Gain	—	(1,014)	(11,915)	—
Class P:
Net Investment Income	(541)	(752)	—	—
Net Realized Gain	—	(206)	(6,995)	—
Total Distributions	(3,554)	(6,018)	(19,579)	—
Capital Share Transactions:(1)
Class I:
Subscribed	66,095	32,039	158,611	187,129
Distributions Reinvested	3,003	5,042	11,350	—
Redeemed	(47,409)	(44,054)	(124,905)	(220,193)
Class P:
Subscribed	8,975	7,908	100,503	86,946
Distributions Reinvested	539	953	6,995	—
Redeemed	(3,222)	(7,866)	(78,498)	(160,035)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	27,981	(5,978)	74,056	(106,153)
Redemption Fees	1	2	109	39
Total Increase (Decrease) in Net Assets	79,279	(102,190)	529,983	(852,161)
Net Assets:
Beginning of Period	184,881	287,071	983,861	1,836,022
End of Period	$264,160	$ 184,881	$1,513,844	$ 983,861
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$ (11)	$ 22	$ (28)	$ (24)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	8,322	3,121	17,551	19,052
Shares Issued on Distributions Reinvested	372	529	1,032	—
Shares Redeemed	(5,511)	(4,503)	(14,458)	(22,138)
Net Increase (Decrease) in Class I Shares Outstanding	3,183	(853)	4,125	(3,086)
Class P:
Shares Subscribed	1,124	842	11,990	8,753
Shares Issued on Distributions Reinvested	67	101	677	—
Shares Redeemed	(406)	(743)	(9,427)	(17,079)
Net Increase (Decrease) in Class P Shares Outstanding	785	200	3,240	(8,326)

112	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Statements of Changes in Net Assets

	U.S. Real Estate Portfolio		U.S. Small/Mid Cap Value Portfolio
	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets Operations:
Net Investment Income	$ 14,408	$ 20,360	$ 32	$ 5
Net Realized Loss	(127,856)	(84,624)	(4,239)	(4,586)
Net Change in Unrealized Appreciation (Depreciation)	275,153	(315,805)	9,794	(4,738)
Net Increase (Decrease) in Net Assets Resulting from Operations	161,705	(380,069)	5,587	(9,319)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(11,151)	(17,355)	(27)	(11)
Net Realized Gain	—	(59,526)	—	(20)
Class P:
Net Investment Income	(2,184)	(2,855)	—	—
Net Realized Gain	—	(10,774)	—	(— @)
Total Distributions	(13,335)	(90,510)	(27)	(31)
Capital Share Transactions:(1)
Class I:
Subscribed	175,413	252,586	1,231	7,041
Distributions Reinvested	10,494	74,979	8	9
Redeemed	(173,700)	(394,990)	(1,361)	(1,357)
Class P:
Subscribed	37,741	53,564	—	—
Distributions Reinvested	1,111	13,625	—	—
Redeemed	(43,173)	(67,890)	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	7,886	(68,126)	(122)	5,693
Redemption Fees	3	33	—	—
Total Increase (Decrease) in Net Assets	156,259	(538,672)	5,438	(3,657)
Net Assets:
Beginning of Period	544,725	1,083,397	16,550	20,207
End of Period	$ 700,984	$ 544,725	$21,988	$16,550
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$ 291	$ 258	$ (— @)	$ 1
(1) Capital Share Transactions:
Class I:
Shares Subscribed	21,432	18,700	196	864
Shares Issued on Distributions Reinvested	1,382	5,475	1	1
Shares Redeemed	(21,092)	(31,461)	(210)	(175)
Net Increase (Decrease) in Class I Shares Outstanding	1,722	(7,286)	(13)	690
Class P:
Shares Subscribed	4,692	4,111	—	—
Shares Issued on Distributions Reinvested	150	1,009	—	—
Shares Redeemed	(5,245)	(5,194)	—	—
Net Decrease in Class P Shares Outstanding	(403)	(74)	—	—

@	Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	113

2009 Annual Report

December 31, 2009

Statements of Changes in Net Assets

	Emerging Markets Debt Portfolio
	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$ 2,224	$ 3,226
Net Realized Loss	(896)	(3,312)
Net Change in Unrealized Appreciation (Depreciation)	5,432	(2,442)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,760	(2,528)
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(190)	(756)
Net Realized Gain	(96)	—
Class P:
Net Investment Income	(29)	(76)
Net Realized Gain	(15)	—
Class H:
Net Investment Income	(15)	(149)
Net Realized Gain	(8)	—
Class L:
Net Investment Income	(5)	(8)
Net Realized Gain	(3)	—
Total Distributions	(361)	(989)
Capital Share Transactions:(1)
Class I:
Subscribed	26,603	29,549
Distributions Reinvested	285	211
Redeemed	(15,799)	(58,315)
Class P:
Subscribed	1,690	4,082
Distributions Reinvested	44	76
Redeemed	(1,735)	(885)
Class H*:
Subscribed	568	5,169
Distributions Reinvested	23	146
Redeemed	(442)	(2,848)
Class L*:
Subscribed	930	396
Distributions Reinvested	8	8
Redeemed	(160)	(1)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	12,015	(22,412)
Redemption Fees	— @	—
Total Increase (Decrease) in Net Assets	18,414	(25,929)
Net Assets:
Beginning of Period	27,627	53,556
End of Period	$ 46,041	$ 27,627
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$ (231)	$ 4

114	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Statements of Changes in Net Assets (cont’d)

	Emerging Markets Debt Portfolio
	Year Ended December 31, 2009 (000)	Year Ended December 31, 2008 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,460	2,569
Shares Issued on Distributions Reinvested	26	20
Shares Redeemed	(1,558)	(4,979)
Net Increase (Decrease) in Class I Shares Outstanding	928	(2,390)
Class P:
Shares Subscribed	159	371
Shares Issued on Distributions Reinvested	4	7
Shares Redeemed	(168)	(94)
Net Increase (Decrease) in Class P Shares Outstanding	(5)	284
Class H*:
Shares Subscribed	52	431
Shares Issued on Distributions Reinvested	2	13
Shares Redeemed	(40)	(271)
Net Increase in Class H Shares Outstanding	14	173
Class L*:
Shares Subscribed	86	33
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(14)	(— #)
Net Increase in Class L Shares Outstanding	73	34

*	The Emerging Markets Debt Portfolio’s Class H and Class L commenced operations on January 2, 2008 and June 16, 2008, respectively.
@	Amount is less than $500.
#	Shares are less than 500.

The accompanying notes are an integral part of the financial statements.	115

2009 Annual Report

December 31, 2009

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$ 9.11		$ 15.92	$ 15.10		$12.43	$ 10.96
Income (Loss) from Investment Operations:
Net Investment Income†	0.21		0.35	0.30		0.27	0.21
Net Realized and Unrealized Gain (Loss) on Investments	2.26		(6.41)	1.96		2.75	1.40
Total from Investment Operations	2.47		(6.06)	2.26		3.02	1.61
Distributions from and/or in Excess of:
Net Investment Income	(0.28)		(0.14)	(0.54)		(0.35)	(0.14)
Net Realized Gain	—		(0.61)	(0.90)		—	—
Total Distributions	(0.28)		(0.75)	(1.44)		(0.35)	(0.14)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 11.30		$ 9.11	$ 15.92		$ 15.10	$ 12.43
Total Return++	27.26%		(39.25)%	15.30%		24.34%	14.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$532,584		$565,313	$1,093,735		$967,361	$792,329
Ratio of Expenses to Average Net Assets (1)	0.79	%+	0.79%+	0.80	%+	0.80%	0.80%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.79	%+	0.79%+	0.80	%+	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets (1)	2.23	%+	2.70%+	1.93	%+	1.99%	1.84%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	33%		34%	28%		16%	24%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.85	%+	0.82%+	0.81	%+	0.82%	0.83%
Net Investment Income to Average Net Assets	2.17	%+	2.67%+	1.92	%+	1.97%	1.81%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

116	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

Active International Allocation Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$ 9.27		$ 16.20	$15.36		$12.64	$11.13
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.29	0.24		0.22	0.19
Net Realized and Unrealized Gain (Loss) on Investments	2.31		(6.48)	2.01		2.81	1.43
Total from Investment Operations	2.49		(6.19)	2.25		3.03	1.62
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.13)	(0.51)		(0.31)	(0.11)
Net Realized Gain	—		(0.61)	(0.90)		—	—
Total Distributions	(0.26)		(0.74)	(1.41)		(0.31)	(0.11)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 11.50		$ 9.27	$16.20		$15.36	$12.64
Total Return++	26.99%		(39.41)%	14.95%		23.95%	14.67%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$16,479		$ 7,614	$5,285		$3,573	$2,215
Ratio of Expenses to Average Net Assets (1)	1.04	%+	1.04%+	1.05	%+	1.05%	1.05%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.04	%+	1.04%+	1.05	%+	1.05%	1.05%
Ratio of Net Investment Income to Average Net Assets (1)	1.80	%+	2.32%+	1.52	%+	1.61%	1.69%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	33%		34%	28%		16%	24%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.10	%+	1.07%+	1.06	%+	1.07%	1.08%
Net Investment Income to Average Net Assets	1.74	%+	2.29%+	1.51	%+	1.59%	1.66%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	117

2009 Annual Report

December 31, 2009

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 13.79	$ 34.02	$ 29.29	$ 25.36	$ 19.10
Income (Loss) from Investment Operations:
Net Investment Income†	0.10	0.19	0.10	0.18	0.25
Net Realized and Unrealized Gain (Loss) on Investments	9.49	(18.78)	11.76	9.22	6.36
Total from Investment Operations	9.59	(18.59)	11.86	9.40	6.61
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	—	(0.13)	(0.29)	(0.35)
Net Realized Gain	—	(1.64)	(7.01)	(5.18)	—
Total Distributions	(0.28)	(1.64)	(7.14)	(5.47)	(0.35)
Redemption Fees	0.00 ‡	0.00 ‡	0.01	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 23.10	$ 13.79	$ 34.02	$ 29.29	$ 25.36
Total Return++	69.54%	(56.39)%	41.56%	38.00%	34.54%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,198,793	$1,191,199	$3,323,130	$2,283,535	$1,749,671
Ratio of Expenses to Average Net Assets	1.40%+	1.43%+	1.35%+	1.40%	1.41%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.40%+	1.43%+	1.35%+	1.40%	1.41%
Ratio of Net Investment Income to Average Net Assets	0.56%+	0.78%+	0.28%+	0.62%	1.17%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	64%	96%	101%	82%	59%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

118	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

Emerging Markets Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2009	2008	2007		2006	2005
Net Asset Value, Beginning of Period	$ 13.51	$ 33.46	$ 28.91		$ 25.07	$ 18.90
Income (Loss) from Investment Operations:
Net Investment Income†	0.06	0.13	0.01		0.13	0.19
Net Realized and Unrealized Gain (Loss) on Investments	9.28	(18.44)	11.60		9.09	6.26
Total from Investment Operations	9.34	(18.31)	11.61		9.22	6.45
Distributions from and/or in Excess of:
Net Investment Income	(0.24)	—	(0.05)		(0.20)	(0.29)
Net Realized Gain	—	(1.64)	(7.01)		(5.18)	—
Total Distributions	(0.24)	(1.64)	(7.06)		(5.38)	(0.29)
Redemption Fees	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡	0.01
Net Asset Value, End of Period	$ 22.61	$ 13.51	$ 33.46		$ 28.91	$ 25.07
Total Return++	69.11%	(56.50)%	41.20%		37.65%	34.17%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$126,487	$67,559	$179,834		$126,450	$103,482
Ratio of Expenses to Average Net Assets	1.65%+	1.68%+	1.60	%+	1.65%	1.66%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.65%+	1.68%+	1.60	%+	1.65%	1.66%
Ratio of Net Investment Income to Average Net Assets	0.32%+	0.52%+	0.02	%+	0.47%	0.90%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	64%	96%	101%		82%	59%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	119

2009 Annual Report

December 31, 2009

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$ 10.82		$ 16.62	$ 17.98	$ 15.69	$ 15.12
Income (Loss) from Investment Operations:
Net Investment Income†	0.19		0.35	0.40	0.30	0.26
Net Realized and Unrealized Gain (Loss) on Investments	2.98		(5.11)	1.30	3.07	1.52
Total from Investment Operations	3.17		(4.76)	1.70	3.37	1.78
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.84)	(0.15)	(0.13)	(0.31)
Net Realized Gain	—		(0.20)	(2.91)	(0.95)	(0.90)
Total Distributions	(0.18)		(1.04)	(3.06)	(1.08)	(1.21)
Redemption Fees	—		—	—	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 13.81		$ 10.82	$ 16.62	$ 17.98	$ 15.69
Total Return++	29.65%		(28.88)%	9.58%	21.60%	11.91%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$111,852		$78,029	$110,135	$128,434	$85,018
Ratio of Expenses to Average Net Assets (1)	1.00	%+	1.00%+	0.99%+	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%+	1.00%+	0.98%+	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets (1)	1.62	%+	2.49%+	2.10%+	1.74%	1.67%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.00%§	N/A	N/A
Portfolio Turnover Rate	18%		31%	22%	35%	19%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.01	%+	1.01%+	N/A	1.01%	1.07%
Net Investment Income to Average Net Assets	1.61	%+	2.48%+	N/A	1.73%	1.60%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

120	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

Global Franchise Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.71		$ 16.44	$17.82	$15.56	$15.01
Income (Loss) from Investment Operations:
Net Investment Income†	0.11		0.34	0.30	0.24	0.24
Net Realized and Unrealized Gain (Loss) on Investments	2.99		(5.07)	1.34	3.04	1.48
Total from Investment Operations	3.10		(4.73)	1.64	3.28	1.72
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.80)	(0.11)	(0.07)	(0.27)
Net Realized Gain	—		(0.20)	(2.91)	(0.95)	(0.90)
Total Distributions	(0.16)		(1.00)	(3.02)	(1.02)	(1.17)
Redemption Fees	—		—	—	0.00 ‡	—
Net Asset Value, End of Period	$13.65		$ 10.71	$16.44	$17.82	$15.56
Total Return++	29.24%		(29.00)%	9.26%	21.31%	11.53%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,332		$ 2,892	$6,327	$4,135	$4,401
Ratio of Expenses to Average Net Assets (1)	1.25	%+	1.25%+	1.24%+	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25	%+	1.25%+	1.23%+	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets (1)	0.92	%+	2.43%+	1.62%+	1.43%	1.52%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.01%	0.00%§	N/A	N/A
Portfolio Turnover Rate	18%		31%	22%	35%	19%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.26	%+	1.26%+	N/A	1.26%	1.32%
Net Investment Income to Average Net Assets	0.91	%+	2.42%+	N/A	1.42%	1.45%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	121

2009 Annual Report

December 31, 2009

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,				Period from August 30, 2006^ to December 31,
Selected Per Share Data and Ratios	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$ 5.49		$ 10.04	$ 11.56	$ 10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.16	0.18	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.11		(4.67)	(1.09)	1.66
Total from Investment Operations	2.25		(4.51)	(0.91)	1.72
Distributions from and/or in Excess of:
Net Investment Income	(0.27)		(0.02)	(0.40)	(0.13)
Net Realized Gain	—		(0.02)	(0.21)	(0.03)
Total Distributions	(0.27)		(0.04)	(0.61)	(0.16)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$ 7.47		$ 5.49	$ 10.04	$ 11.56
Total Return++	41.04%		(45.00)%	(7.87)%	17.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$638,744		$473,459	$632,737	$238,647
Ratio of Expenses to Average Net Assets (1)	1.01	%+	1.05%+	1.02%+	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.01	%+	1.04%+	1.02%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.31	%+	1.92%+	1.55%+	1.53	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	59%		40%	39%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A	N/A	1.15	%*
Net Investment Income to Average Net Assets	N/A		N/A	N/A	1.43	%*

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

122	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

Global Real Estate Portfolio

	Class P
	Year Ended December 31,					Period from August 30, 2006^ to December 31,
Selected Per Share Data and Ratios	2009		2008		2007	2006
Net Asset Value, Beginning of Period	$ 5.47		$ 10.02		$ 11.56	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.16		0.16	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.09		(4.68)		(1.11)	1.67
Total from Investment Operations	2.22		(4.52)		(0.95)	1.71
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.01)		(0.38)	(0.12)
Net Realized Gain	—		(0.02)		(0.21)	(0.03)
Total Distributions	(0.25)		(0.03)		(0.59)	(0.15)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$ 7.44		$ 5.47		$ 10.02	$11.56
Total Return++	40.66%		(45.15)%		(8.15)%	17.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$52,663		$44,555		$13,187	$ 116
Ratio of Expenses to Average Net Assets (1)	1.26	%+	1.30	%+	1.27%+	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.26	%+	1.29	%+	1.27%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.08	%+	2.32	%+	1.39%+	1.07	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	59%		40%		39%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.32	%+	N/A	1.41	%*
Net Investment Income to Average Net Assets	N/A		2.30	%+	N/A	0.96	%*

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	123

2009 Annual Report

December 31, 2009

Financial Highlights

Global Real Estate Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2009		Period from January 2, 2008^ to December 31, 2008
Net Asset Value, Beginning of Period	$ 5.47		$ 9.95
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.11
Net Realized and Unrealized Gain (Loss) on Investments	2.08		(4.57)
Total from Investment Operations	2.21		(4.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		—
Net Realized Gain	—		(0.02)
Total Distributions	(0.25)		(0.02)
Redemption Fees	0.00	‡	—
Net Asset Value, End of Period	$ 7.43		$ 5.47
Total Return++	40.59%		(44.88	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 607		$ 391
Ratio of Expenses to Average Net Assets (1)	1.26	%+	1.70	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.26	%+	1.29	%*+
Ratio of Net Investment Income to Average Net Assets (1)	2.03	%+	1.42	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%*§
Portfolio Turnover Rate	59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.70	%*+
Net Investment Income to Average Net Assets	N/A		1.42	%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

124	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

Global Real Estate Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2009		Period from June 16, 2008^ to December 31, 2008
Net Asset Value, Beginning of Period	$ 5.43		$ 9.46
Income (Loss) from Investment Operations:
Net Investment Income†	0.08		0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.08		(4.05)
Total from Investment Operations	2.16		(4.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.24)		—
Net Realized Gain	—		(0.02)
Total Distributions	(0.24)		(0.02)
Redemption Fees	0.00	‡	—
Net Asset Value, End of Period	$ 7.35		$ 5.43
Total Return++	39.91%		(42.45	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,603		$ 261
Ratio of Expenses to Average Net Assets (1)	1.76	%+	1.81	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.76	%+	1.80	%*+
Ratio of Net Investment Income to Average Net Assets (1)	1.23	%+	1.20	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%*§
Portfolio Turnover Rate	59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.84	%*+
Net Investment Income to Average Net Assets	N/A		1.17	%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	125

2009 Annual Report

December 31, 2009

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$ 11.01		$ 18.92	$ 20.58		$ 20.34	$ 20.99
Income (Loss) from Investment Operations:
Net Investment Income†	0.27		0.44	0.43		0.64	0.43
Net Realized and Unrealized Gain (Loss) on Investments	2.10		(6.76)	1.53		3.93	0.93
Total from Investment Operations	2.37		(6.32)	1.96		4.57	1.36
Distributions from and/or in Excess of:
Net Investment Income	(0.36)		(0.41)	(0.46)		(0.59)	(0.35)
Net Realized Gain	—		(1.18)	(3.16)		(3.74)	(1.66)
Total Distributions	(0.36)		(1.59)	(3.62)		(4.33)	(2.01)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 13.02		$ 11.01	$ 18.92		$ 20.58	$ 20.34
Total Return++	21.56%		(33.12)%	9.84%		22.50%	6.45%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,148,980		$2,606,704	$5,105,807		$5,900,906	$6,704,732
Ratio of Expenses to Average Net Assets (1)	0.94	%+	0.95%+	0.93	%+	0.94%	0.93%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.94	%+	0.95%+	0.93	%+	0.94%	0.93%
Ratio of Net Investment Income to Average Net Assets (1)	2.35	%+	2.73%+	1.97	%+	2.88%	2.04%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	38%		34%	31%		38%	28%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.95	%+	N/A	N/A		N/A	N/A
Net Investment Income to Average Net Assets	2.34	%+	N/A	N/A		N/A	N/A

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

126	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

International Equity Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$ 10.90		$ 18.73	$ 20.40		$ 20.19	$ 20.85
Income (Loss) from Investment Operations:
Net Investment Income†	0.23		0.38	0.37		0.60	0.37
Net Realized and Unrealized Gain (Loss) on Investments	2.07		(6.66)	1.52		3.87	0.93
Total from Investment Operations	2.30		(6.28)	1.89		4.47	1.30
Distributions from and/or in Excess of:
Net Investment Income	(0.33)		(0.37)	(0.40)		(0.52)	(0.30)
Net Realized Gain	—		(1.18)	(3.16)		(3.74)	(1.66)
Total Distributions	(0.33)		(1.55)	(3.56)		(4.26)	(1.96)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 12.87		$ 10.90	$ 18.73		$ 20.40	$ 20.19
Total Return++	21.18%		(33.21)%	9.52%		22.21%	6.20%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,131,919		$687,196	$1,019,595		$1,152,822	$1,206,125
Ratio of Expenses to Average Net Assets (1)	1.19	%+	1.20%+	1.18	%+	1.19%	1.18%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.19	%+	1.20%+	1.18	%+	1.19%	1.18%
Ratio of Net Investment Income to Average Net Assets (1)	2.02	%+	2.43%+	1.71	%+	2.71%	1.77%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%§	0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	38%		34%	31%		38%	28%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.20	%+	N/A	N/A		N/A	N/A
Net Investment Income to Average Net Assets	2.01	%+	N/A	N/A		N/A	N/A
†			Per share amount is based on average shares outstanding.
‡			Amount is less than $0.005 per share.
++			Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§			Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	127

2009 Annual Report

December 31, 2009

Financial Highlights

International Growth Equity Portfolio

	Class I
	Year Ended December 31,						Period from December 27, 2005^ to December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$ 6.72		$ 13.76	$ 12.55		$ 9.93	$ 10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.12		0.31	0.13		0.10	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	2.48		(6.98)	1.75		2.67	(0.07)
Total from Investment Operations	2.60		(6.67)	1.88		2.77	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.32)	(0.12)		(0.09)	—
Net Realized Gain	—		(0.05)	(0.55)		(0.06)	—
Total Distributions	(0.15)		(0.37)	(0.67)		(0.15)	—
Redemption Fees	0.00	‡	—	—		—	—
Net Asset Value, End of Period	$ 9.17		$ 6.72	$ 13.76		$12.55	$ 9.93
Total Return++	38.78%		(48.70)%	15.22%		27.92%	(0.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$67,034		$40,756	$22,523		$6,753	$ 4,864
Ratio of Expenses to Average Net Assets (1)	1.00	%+	1.00%+	1.00	%+	1.01%	1.00	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%+	1.00%+	1.00	%+	1.00%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.53	%+	2.86%+	0.94	%+	0.89%	(0.86	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	43%		49%	32%		24%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.32	%+	1.11%+	2.42	%+	2.74%	31.60	%*
Net Investment Income (Loss) to Average Net Assets	1.21	%+	2.75%+	(0.48)	%+	(0.84)%	(31.46	)%*

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

128	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

International Growth Equity Portfolio

	Class P
	Year Ended December 31,						Period from December 27, 2005^ to December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$ 6.74		$ 13.78	$12.56		$ 9.93	$ 10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.09		0.30	0.10		0.09	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	2.49		(7.00)	1.76		2.64	(0.07)
Total from Investment Operations	2.58		(6.70)	1.86		2.73	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.29)	(0.09)		(0.04)	—
Net Realized Gain	—		(0.05)	(0.55)		(0.06)	—
Total Distributions	(0.13)		(0.34)	(0.64)		(0.10)	—
Redemption Fees	0.00	‡	—	—		—	—
Net Asset Value, End of Period	$ 9.19		$ 6.74	$13.78		$12.56	$ 9.93
Total Return++	38.46%		(48.82)%	15.03%		27.49%	(0.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 153		$ 237	$ 531		$ 325	$ 99
Ratio of Expenses to Average Net Assets (1)	1.25	%+	1.25%+	1.25	%+	1.27%	1.25	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25	%+	1.25%+	1.25	%+	1.25%	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.25	%+	2.72%+	0.70	%+	0.78%	(1.16	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	43%		49%	32%		24%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.57	%+	1.36%+	2.67	%+	3.07%	31.85	%*
Net Investment Income (Loss) to Average Net Assets	0.93	%+	2.61%+	(0.72)	%+	(1.02)%	(31.76	)%*

^	Commencement of Operations
‡	Amount is less than $0.005 per share.
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	129

2009 Annual Report

December 31, 2009

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$ 12.59		$ 25.30		$ 34.82	$ 23.63	$ 21.95
Income (Loss) from Investment Operations:
Net Investment Income†	0.44		0.56		0.69	0.35	0.43
Net Realized and Unrealized Gain (Loss) on Investments	5.40		(13.15)		(6.79)	12.78	2.96
Total from Investment Operations	5.84		(12.59)		(6.10)	13.13	3.39
Distributions from and/or in Excess of:
Net Investment Income	(0.63)		—		(1.77)	(0.85)	(0.35)
Net Realized Gain	—		(0.12)		(1.65)	(1.09)	(1.36)
Total Distributions	(0.63)		(0.12)		(3.42)	(1.94)	(1.71)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 17.80		$ 12.59		$ 25.30	$ 34.82	$ 23.63
Total Return++	46.54%		(49.95)%		(17.59)%	56.06%	15.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$463,649		$427,148		$1,053,018	$1,125,569	$250,511
Ratio of Expenses to Average Net Assets (1)	0.93	%+	0.95	%+	0.94%+	0.95%	1.00%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.93	%+	0.94	%+	0.94%+	0.95%	1.00%
Ratio of Net Investment Income to Average Net Assets (1)	3.04	%+	2.68	%+	2.10%+	1.19%	1.88%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	56%		54%		55%	36%	57%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		0.97	%+	N/A	N/A	1.11%
Net Investment Income to Average Net Assets	N/A		2.66	%+	N/A	N/A	1.77%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

130	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

International Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$12.58		$ 25.33		$ 34.83	$ 23.68	$22.04
Income (Loss) from Investment Operations:
Net Investment Income†	0.39		0.63		0.58	0.29	0.32
Net Realized and Unrealized Gain (Loss) on Investments	5.39		(13.26)		(6.74)	12.77	3.01
Total from Investment Operations	5.78		(12.63)		(6.16)	13.06	3.33
Distributions from and/or in Excess of:
Net Investment Income	(0.59)		—		(1.69)	(0.82)	(0.33)
Net Realized Gain	—		(0.12)		(1.65)	(1.09)	(1.36)
Total Distributions	(0.59)		(0.12)		(3.34)	(1.91)	(1.69)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$17.77		$ 12.58		$ 25.33	$ 34.83	$23.68
Total Return++	46.08%		(50.05)%		(17.76)%	55.69%	15.22%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$8,429		$ 9,141		$97,800	$97,951	$8,674
Ratio of Expenses to Average Net Assets (1)	1.18	%+	1.19	%+	1.19%+	1.20%	1.25%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.18	%+	1.19	%+	1.19%+	1.20%	1.25%
Ratio of Net Investment Income to Average Net Assets (1)	2.74	%+	2.66	%+	1.76%+	0.94%	1.34%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	56%		54%		55%	36%	57%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.22	%+	N/A	N/A	1.45%
Net Investment Income to Average Net Assets	N/A		2.64	%+	N/A	N/A	1.14%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	131

2009 Annual Report

December 31, 2009

Financial Highlights

International Small Cap Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$ 9.53		$ 17.08		$ 23.72	$ 24.14	$ 25.11
Income (Loss) from Investment Operations:
Net Investment Income†	0.14		0.34		0.27	0.32	0.32
Net Realized and Unrealized Gain (Loss) on Investments	2.47		(6.66)		(1.11)	4.27	2.89
Total from Investment Operations	2.61		(6.32)		(0.84)	4.59	3.21
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.41)		(0.27)	(0.41)	(0.47)
Net Realized Gain	—		(0.82)		(5.53)	(4.60)	(3.71)
Total Distributions	(0.17)		(1.23)		(5.80)	(5.01)	(4.18)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 11.97		$ 9.53		$ 17.08	$ 23.72	$ 24.14
Total Return++	27.45%		(38.33)%		(3.22)%	19.61%	13.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$349,589		$316,526		$796,050	$1,312,064	$1,389,078
Ratio of Expenses to Average Net Assets (1)	1.14	%+	1.13	%+	1.09%+	1.10%	1.10%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.14	%+	1.12	%+	1.09%+	1.10%	1.10%
Ratio of Net Investment Income to Average Net Assets (1)	1.31	%+	2.47	%+	1.10%+	1.25%	1.22%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	127%		49%		53%	40%	47%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.15	%+	N/A	N/A	N/A
Net Investment Income to Average Net Assets	N/A		2.44	%+	N/A	N/A	N/A
†					Per share amount is based on average shares outstanding.
‡					Amount is less than $0.005 per share.
++					Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§					Amount is less than 0.005%.

132	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

International Small Cap Portfolio

	Class P
Selected Per Share Data and Ratios	Year Ended December 31, 2009		Period from October 21, 2008^ to December 31, 2008
Net Asset Value, Beginning of Period	$ 9.53		$ 9.80
Income (Loss) from Investment Operations:
Net Investment Income†	0.01		0.00	‡
Net Realized and Unrealized Gain on Investments	2.57		0.14
Total from Investment Operations	2.58		0.14
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.41)
Total Distributions	(0.16)		(0.41)
Redemption Fees	0.00	‡	—
Net Asset Value, End of Period	$ 11.95		$ 9.53
Total Return++	27.14%		1.56	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$63,326		$ 119
Ratio of Expenses to Average Net Assets (1)	1.37	%+*	1.39	%**+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.37	%+*	1.39	%**+
Ratio of Net Investment Income to Average Net Assets (1)	0.12	%+	0.09	%**+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%**§
Portfolio Turnover Rate	127%		49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.86	%**+
Net Investment Loss to Average Net Assets	N/A		(0.38	)%**+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Ratios of Expenses to Average Net Assets for Class P may vary by more than the shareholder servicing fees due to fluctuations in daily net asset amounts.
**	Annualized
§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	133

2009 Annual Report

December 31, 2009

Financial Highlights

Capital Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$ 12.12		$ 24.69	$ 20.28		$ 19.49	$ 16.88
Income (Loss) from Investment Operations:
Net Investment Income†	0.05		0.05	0.10		0.01	0.02
Net Realized and Unrealized Gain (Loss) on Investments	7.58		(12.50)	4.41		0.78	2.63
Total from Investment Operations	7.63		(12.45)	4.51		0.79	2.65
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		(0.10)	(0.10)		(0.00)‡	(0.04)
Net Realized Gain	—		(0.02)	—		—	—
Total Distributions	(0.06)		(0.12)	(0.10)		(0.00)‡	(0.04)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$ 19.69		$ 12.12	$ 24.69		$ 20.28	$ 19.49
Total Return++	62.97	%*	(50.47)%	22.29%		4.07%	15.72%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$674,070		$543,841	$1,406,866		$1,012,417	$871,905
Ratio of Expenses to Average Net Assets	0.65	%+	0.62%+	0.62	%+	0.63%	0.65%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.65	%+	0.62%+	0.62	%+	0.63%	0.65%
Ratio of Net Investment Income to Average Net Assets	0.35	%+	0.24%+	0.46	%+	0.03%	0.13%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	19%		42%	50%		59%	106%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
*

Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 62.72%.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

134	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

Capital Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$ 11.94		$ 24.27	$ 19.95		$ 19.21	$ 16.67
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		0.00 ‡	0.05		(0.04)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	7.46		(12.27)	4.33		0.78	2.60
Total from Investment Operations	7.48		(12.27)	4.38		0.74	2.57
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.04)	(0.06)		—	(0.03)
Net Realized Gain	—		(0.02)	—		—	—
Total Distributions	(0.02)		(0.06)	(0.06)		—	(0.03)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$ 19.40		$ 11.94	$ 24.27		$ 19.95	$ 19.21
Total Return++	62.66	%*	(50.57)%	21.93%		3.85%	15.41%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$99,475		$59,883	$166,717		$57,689	$35,678
Ratio of Expenses to Average Net Assets	0.90	%+	0.87%+	0.87	%+	0.88%	0.90%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.90	%+	0.87%+	0.87	%+	0.88%	0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.10	%+	(0.01)%+	0.24	%+	(0.23)%	(0.17)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	19%		42%	50%		59%	106%

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
*

Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 62.41%.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	135

2009 Annual Report

December 31, 2009

Financial Highlights

Focus Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$ 8.95		$ 18.81		$ 15.19		$ 14.78	$ 12.59
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.01)		0.00	‡	0.03		(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	6.33		(9.82)		3.62		0.44	2.24
Total from Investment Operations	6.32		(9.82)		3.65		0.41	2.21
Distributions from and/or in Excess of:
Net Investment Income	—		(0.04)		(0.03)		—	(0.02)
Total Distributions	—		(0.04)		(0.03)		—	(0.02)
Redemption Fees	—		0.00	‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$15.27		$ 8.95		$ 18.81		$ 15.19	$ 14.78
Total Return++	70.61	%*	(52.19)%		24.02%		2.77%	17.60%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$7,878		$ 4,879		$13,852		$12,416	$54,321
Ratio of Expenses to Average Net Assets (1)	0.99	%+	1.00	%+	1.00	%+	0.79%	0.91%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.99	%+	1.00	%+	1.00	%+	0.79%	0.91%
Ratio of Net Investment Income to Average Net Assets (1)	(0.12	)%+	0.02	%+	0.16	%+	(0.23)%	(0.27)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	11%		36%		57%		76%	78%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.88	%+	1.29	%+	1.13	%+	N/A	N/A
Net Investment Income (Loss) to Average Net Assets	(1.01	)%+	(0.27	)%+	0.03	%+	N/A	N/A

‡	Amount is less than $0.005 per share.
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
*

Performance was positively impacted by approximately 2.12% due to receipt of proceeds from settlements of class action suits involving primarily one of the Portfolio’s past holdings. This one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 68.49%.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

136	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

Focus Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$ 8.73		$ 18.32		$14.81		$14.45	$ 12.34
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.04)		(0.04)		(0.01)		(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	6.17		(9.55)		3.52		0.42	2.19
Total from Investment Operations	6.13		(9.59)		3.51		0.36	2.13
Distributions from and/or in Excess of:
Net Investment Income	—		(0.00	)‡	—		—	(0.02)
Total Distributions	—		(0.00	)‡	—		—	(0.02)
Redemption Fees	—		0.00	‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$14.86		$ 8.73		$18.32		$14.81	$ 14.45
Total Return++	70.02	%*	(52.27)%		23.70%		2.49%	17.30%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,460		$ 1,069		$2,913		$2,317	$12,442
Ratio of Expenses to Average Net Assets (1)	1.24	%+	1.25	%+	1.25	%+	1.04%	1.16%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.24	%+	1.25	%+	1.25	%+	1.04%	1.16%
Ratio of Net Investment Loss to Average Net Assets (1)	(0.38	)%+	(0.24	)%+	(0.07	)%+	(0.45)%	(0.49)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.00	%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	11%		36%		57%		76%	78%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.16	%+	1.54	%+	1.38	%+	N/A	N/A
Net Investment Loss to Average Net Assets	(1.30	)%+	(0.53	)%+	(0.20	)%+	N/A	N/A

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
*

Performance was positively impacted by approximately 2.17% due to receipt of proceeds from settlements of class action suits involving primarily one of the Portfolio’s past holdings. This one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P would have been approximately 67.85%.

+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	137

2009 Annual Report

December 31, 2009

Financial Highlights

Large Cap Relative Value Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$7.85		$11.86	$12.20		$11.10	$10.52
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.21	0.21		0.20	0.15
Net Realized and Unrealized Gain (Loss) on Investments	1.75		(3.96)	0.16		1.62	0.90
Total from Investment Operations	1.88		(3.75)	0.37		1.82	1.05
Distributions from and/or in Excess of:
Net Investment Income	(0.13)		(0.21)	(0.22)		(0.20)	(0.14)
Net Realized Gain	—		(0.05)	(0.49)		(0.52)	(0.33)
Total Distributions	(0.13)		(0.26)	(0.71)		(0.72)	(0.47)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$9.60		$7.85	$11.86		$12.20	$11.10
Total Return++	24.28	%*	(32.01)%	2.90%		16.47%	10.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$214,011		$150,025	$236,784		$211,904	$102,973
Ratio of Expenses to Average Net Assets (1)	0.69	%+	0.67%+	0.67	%+	0.68%	0.68%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.69	%+	0.67%+	0.67	%+	0.68%	0.68%
Ratio of Net Investment Income to Average Net Assets (1)	1.61	%+	2.06%+	1.71	%+	1.71%	1.36%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	59%		50%	31%		33%	46%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.70	%+	N/A	N/A		N/A	N/A
Net Investment Income to Average Net Assets	1.60	%+	N/A	N/A		N/A	N/A

†             Per share amount is based on average shares outstanding.

‡             Amount is less than $0.005 per share.

++     Calculated based on the net asset value as of the last business day of the period.

*            Performance was positively impacted by approximately 0.26% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 24.02%.

+            The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§            Amount is less than 0.005%.

138	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

Large Cap Relative Value Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$7.84		$11.85	$12.18		$11.09	$10.51
Income (Loss) from Investment Operations:
Net Investment Income†	0.11		0.18	0.19		0.17	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.75		(3.96)	0.15		1.61	0.91
Total from Investment Operations	1.86		(3.78)	0.34		1.78	1.03
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.18)	(0.18)		(0.17)	(0.12)
Net Realized Gain	—		(0.05)	(0.49)		(0.52)	(0.33)
Total Distributions	(0.11)		(0.23)	(0.67)		(0.69)	(0.45)
Redemption Fees	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$9.59		$7.84	$11.85		$12.18	$11.09
Total Return++	24.00	%*	(32.21)%	2.72%		16.38%	9.81%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$50,149		$34,856	$50,287		$63,300	$101,499
Ratio of Expenses to Average Net Assets (1)	0.94	%+	0.92%+	0.92	%+	0.93%	0.93%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.94	%+	0.92%+	0.92	%+	0.93%	0.93%
Ratio of Net Investment Income to Average Net Assets (1)	1.36	%+	1.81%+	1.48	%+	1.44%	1.10%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	59%		50%	31%		33%	46%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.95	%+	N/A	N/A		N/A	N/A
Net Investment Income to Average Net Assets	1.35	%+	N/A	N/A		N/A	N/A

†             Per share amount is based on average shares outstanding.

‡             Amount is less than $0.005 per share.

++     Calculated based on the net asset value as of the last business day of the period.

*            Performance was positively impacted by approximately 0.26% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio’s past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 23.74%.

+            The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§            Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	139

2009 Annual Report

December 31, 2009

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$7.64		$13.12		$13.31		$12.89	$12.50
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)		(0.01)		(0.05)		(0.08)	0.00 ‡
Net Realized and Unrealized Gain (Loss) on Investments	3.68		(5.47)		0.45		1.59	1.72
Total from Investment Operations	3.65		(5.48)		0.40		1.51	1.72
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		—		—		—	—
Net Realized Gain	(0.14)		—		(0.59)		(1.09)	(1.33)
Total Distributions	(0.15)		—		(0.59)		(1.09)	(1.33)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$11.14		$7.64		$13.12		$13.31	$12.89
Total Return++	47.92%		(41.84)%		3.04%		11.90%	13.55%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$977,515		$638,559		$1,137,839		$1,028,030	$896,204
Ratio of Expenses to Average Net Assets (1)	1.05	%+	1.02	%+	1.01	%+	1.01%	1.04%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.05	%+	1.02	%+	1.01	%+	1.01%	1.04%
Ratio of Net Investment Loss to Average Net Assets (1)	(0.28	)%+	(0.08	)%+	(0.35	)%+	(0.56)%	(0.04)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	27%		34%		50%		76%	73%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.07	%+	1.05	%+	N/A		N/A	N/A
Net Investment Loss to Average Net Assets	(0.30	)%+	(0.11	)%+	N/A		N/A	N/A

‡             Amount is less than $0.005 per share.

†             Per share amount is based on average shares outstanding.

++     Calculated based on the net asset value as of the last business day of the period.

+            The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§            Amount is less than 0.005%.

140	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

Small Company Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008		2007		2006	2005
Net Asset Value, Beginning of Period	$7.19		$12.39		$12.63		$12.31	$12.02
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.05)		(0.03)		(0.08)		(0.10)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	3.46		(5.17)		0.43		1.51	1.65
Total from Investment Operations	3.41		(5.20)		0.35		1.41	1.62
Distributions from and/or in Excess of:
Net Realized Gain	(0.14)		—		(0.59)		(1.09)	(1.33)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$10.46		$7.19		$12.39		$12.63	$12.31
Total Return++	47.41%		(41.97)%		2.81%		11.55%	13.35%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$536,329		$345,302		$698,183		$857,275	$808,493
Ratio of Expenses to Average Net Assets (1)	1.30	%+	1.27	%+	1.26	%+	1.26%	1.29%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30	%+	1.27	%+	1.26	%+	1.26%	1.29%
Ratio of Net Investment Loss to Average Net Assets (1)	(0.53	)%+	(0.34	)%+	(0.61	)%+	(0.81)%	(0.24)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00	%§	N/A	N/A
Portfolio Turnover Rate	27%		34%		50%		76%	73%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.32	%+	1.30	%+	N/A		N/A	N/A
Net Investment Loss to Average Net Assets	(0.55	)%+	(0.37	)%+	N/A		N/A	N/A

†             Per share amount is based on average shares outstanding.

‡             Amount is less than $0.005 per share.

++     Calculated based on the net asset value as of the last business day of the period.

+            The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§            Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	141

2009 Annual Report

December 31, 2009

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$ 8.87		$ 15.75		$ 28.24	$ 23.41	$ 23.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.23		0.31		0.33	0.42	0.45
Net Realized and Unrealized Gain (Loss) on Investments	2.30		(5.84)		(4.87)	8.44	3.58
Total from Investment Operations	2.53		(5.53)		(4.54)	8.86	4.03
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.31)		(0.50)	(0.49)	(0.44)
Net Realized Gain	—		(1.04)		(7.45)	(3.54)	(3.39)
Total Distributions	(0.22)		(1.35)		(7.95)	(4.03)	(3.83)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$ 11.18		$ 8.87		$ 15.75	$ 28.24	$ 23.41
Total Return++	29.65%		(38.07)%		(16.63)%	38.85%	17.66%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$584,820		$448,897		$911,819	$1,635,926	$1,209,668
Ratio of Expenses to Average Net Assets (1)	0.99	%+	0.95	%+	0.90%+	0.87%	0.89%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.96	%+	0.91	%+	0.88%+	0.87%	0.89%
Ratio of Net Investment Income to Average Net Assets (1)	2.70	%+	2.19	%+	1.23%+	1.55%	1.87%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	30%		38%		38%	36%	33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.00	%+	0.96	%+	N/A	N/A	N/A
Net Investment Income to Average Net Assets	2.69	%+	2.18	%+	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

142	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

U.S. Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008		2007	2006	2005
Net Asset Value, Beginning of Period	$ 8.73		$ 15.53		$ 27.96	$ 23.21	$ 23.04
Income (Loss) from Investment Operations:
Net Investment Income†	0.21		0.28		0.27	0.37	0.38
Net Realized and Unrealized Gain (Loss) on Investments	2.25		(5.77)		(4.82)	8.34	3.56
Total from Investment Operations	2.46		(5.49)		(4.55)	8.71	3.94
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.27)		(0.43)	(0.42)	(0.38)
Net Realized Gain	—		(1.04)		(7.45)	(3.54)	(3.39)
Total Distributions	(0.20)		(1.31)		(7.88)	(3.96)	(3.77)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$ 10.99		$ 8.73		$ 15.53	$ 27.96	$ 23.21
Total Return++	29.31%		(38.26)%		(16.80)%	38.52%	17.37%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$116,164		$95,828		$171,578	$268,537	$157,650
Ratio of Expenses to Average Net Assets (1)	1.24	%+	1.20	%+	1.15%+	1.12%	1.14%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.21	%+	1.16	%+	1.13%+	1.12%	1.14%
Ratio of Net Investment Income to Average Net Assets (1)	2.45	%+	2.05	%+	1.02%+	1.37%	1.60%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§	0.00	%§	0.00%§	N/A	N/A
Portfolio Turnover Rate	30%		38%		38%	36%	33%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.25	%+	1.21	%+	N/A	N/A	N/A
Net Investment Income to Average Net Assets	2.44	%+	2.04	%+	N/A	N/A	N/A

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	143

2009 Annual Report

December 31, 2009

Financial Highlights

U.S. Small/Mid Cap Value Portfolio

	Class I
	Year Ended December 31,		Period from September 27, 2007^ to December 31,
Selected Per Share Data and Ratios	2009	2008	2007
Net Asset Value, Beginning of Period	$ 5.86	$ 9.47	$ 10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.01	0.00 ‡	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	1.96	(3.60)	(0.52)
Total from Investment Operations	1.97	(3.60)	(0.52)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.00)‡	—
Net Realized Gain	—	(0.01)	(0.01)
Total Distributions	(0.01)	(0.01)	(0.01)
Net Asset Value, End of Period	$ 7.82	$ 5.86	$ 9.47
Total Return++	33.61%	(38.03)%	(5.21	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$21,910	$16,492	$20,112
Ratio of Expenses to Average Net Assets	1.25%+	1.17%+	1.30	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25%+	1.17%+	N/A
Ratio of Net Investment Income to Average Net Assets	0.18%+	0.02%+	0.09	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01%	0.00	%*§
Portfolio Turnover Rate	54%	69%	38	%#

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

144	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

U.S. Small/Mid Cap Value Portfolio

	Class P
	Year Ended December 31,			Period from September 27, 2007^ to December 31,
Selected Per Share Data and Ratios	2009		2008	2007
Net Asset Value, Beginning of Period	$ 5.84		$ 9.47	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	0.00	‡	(0.02)	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	1.96		(3.60)	(0.52)
Total from Investment Operations	1.96		(3.62)	(0.52)
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.01)	(0.01)
Net Asset Value, End of Period	$ 7.80		$ 5.84	$ 9.47
Total Return++	33.39%		(38.21)%	(5.31	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 78		$ 58	$ 95
Ratio of Expenses to Average Net Assets	1.50	%+	1.42%+	1.55	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.50	%+	1.42%+	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.07	)%+	(0.24)%+	(0.16	)%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.00	%*§
Portfolio Turnover Rate	54%		69%	38	%#

^	Commencement of Operations
‡	Amount is less than $0.005 per share.
†	Per share amount is based on average shares outstanding.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized
§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	145

2009 Annual Report

December 31, 2009

Financial Highlights

Emerging Markets Debt Portfolio

	Class I††
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$ 9.94		$ 11.47	$ 11.99		$ 11.61	$ 10.92
Income (Loss) from Investment Operations:
Net Investment Income†	0.71		1.03	0.71		0.49	0.81
Net Realized and Unrealized Gain (Loss) on Investments	1.64		(2.15)	(0.23)		0.80	0.57
Total from Investment Operations	2.35		(1.12)	0.48		1.29	1.38
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.41)	(1.00)		(0.91)	(0.69)
Net Realized Gain	(0.05)		—	—		—	—
Total Distributions	(0.14)		(0.41)	(1.00)		(0.91)	(0.69)
Redemption Fees	0.00	‡	—	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 12.15		$ 9.94	$ 11.47		$ 11.99	$ 11.61
Total Return++	23.75%		(10.07)%	4.68%		11.08%	12.78%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$38,041		$21,887	$52,686		$81,212	$92,294
Ratio of Expenses to Average Net Assets (1)	0.84	%+	0.83%+	0.93	%^+	0.93%^	1.01%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.84	%+	0.81%+	0.85	%+	0.92%	1.00%
Ratio of Net Investment Income to Average Net Assets (1)	6.44	%+	9.16%+	6.28	%+	6.11%	7.02%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	138%		248%	155%		55%	84%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.35	%+	1.61%+	1.21	%+	1.04%	N/A
Net Investment Income to Average Net Assets	5.93	%+	8.38%+	6.00	%+	6.00%	N/A

††

On March 17, 2006, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

^

Effective June 1, 2006, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class I shares. Prior to June 1, 2006, the maximum ratio was 1.00% for Class I shares. Prior to May 1, 2004, the maximum ratio was 1.75% for Class I shares.

§	Amount is less than 0.005%.

146	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

Emerging Markets Debt Portfolio

	Class P††
	Year Ended December 31,
Selected Per Share Data and Ratios	2009		2008	2007		2006	2005
Net Asset Value, Beginning of Period	$10.18		$ 11.77	$12.29		$11.85	$11.16
Income (Loss) from Investment Operations:
Net Investment Income†	0.84		0.94	0.69		0.50	0.78
Net Realized and Unrealized Gain (Loss) on Investments	1.53		(2.13)	(0.23)		0.81	0.60
Total from Investment Operations	2.37		(1.19)	0.46		1.31	1.38
Distributions from and/or in Excess of:
Net Investment Income	(0.08)		(0.40)	(0.98)		(0.87)	(0.69)
Net Realized Gain	(0.05)		—	—		—	—
Total Distributions	(0.13)		(0.40)	(0.98)		(0.87)	(0.69)
Redemption Fees	0.00	‡	—	0.00	‡	0.00 ‡	—
Net Asset Value, End of Period	$12.42		$ 10.18	$11.77		$12.29	$11.85
Total Return++	23.43%		(10.34)%	4.29%		10.79%	12.54%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,379		$ 3,640	$ 870		$ 565	$ 596
Ratio of Expenses to Average Net Assets (1)	1.09	%+	1.12%+	1.20	%^+	1.17%^	1.26%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.09	%+	1.10%+	1.10	%+	1.16%	1.25%
Ratio of Net Investment Income to Average Net Assets (1)	7.52	%+	8.56%+	5.99	%+	5.94%	6.70%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%		0.01%	0.00	%§	N/A	N/A
Portfolio Turnover Rate	138%		248%	155%		55%	84%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.62	%+	2.31%+	1.49	%+	1.29%	N/A
Net Investment Income to Average Net Assets	6.99	%+	7.37%+	5.71	%+	5.82%	N/A

††

On March 17, 2006, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

^

Effective June 1, 2006, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class P shares. Prior to June 1, 2006, the maximum ratio was 1.25% for Class P shares. Prior to May 1, 2004, the maximum ratio was 2.00% for Class P shares.

§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	147

2009 Annual Report

December 31, 2009

Financial Highlights

Emerging Markets Debt Portfolio

	Class H
Selected Per Share Data and Ratios	Year Ended December 31, 2009	Period from January 2, 2008^ to December 31, 2008
Net Asset Value, Beginning of Period	$10.18	$ 11.86
Income (Loss) from Investment Operations:
Net Investment Income†	0.71	0.88
Net Realized and Unrealized Gain (Loss) on Investments	1.66	(2.17)
Total from Investment Operations	2.37	(1.29)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.39)
Net Realized Gain	(0.05)	—
Total Distributions	(0.13)	(0.39)
Redemption Fees	0.00 ‡	—
Net Asset Value, End of Period	$12.42	$ 10.18
Total Return++	23.40%	(10.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,316	$ 1,758
Ratio of Expenses to Average Net Assets (1)	1.09%+	1.18	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.09%+	1.10	%*+
Ratio of Net Investment Income to Average Net Assets (1)	6.37%+	7.66	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%*
Portfolio Turnover Rate	138%	248	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.57%+	2.11	%*+
Net Investment Income to Average Net Assets	5.89%+	6.73	%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized

148	The accompanying notes are an integral part of the financial statements.

2009 Annual Report

December 31, 2009

Financial Highlights

Emerging Markets Debt Portfolio

	Class L
Selected Per Share Data and Ratios	Year Ended December 31, 2009	Period from June 16, 2008^ to December 31, 2008
Net Asset Value, Beginning of Period	$10.09	$ 11.84
Income (Loss) from Investment Operations:
Net Investment Income†	0.92	0.50
Net Realized and Unrealized Gain (Loss) on Investments	1.36	(1.87)
Total from Investment Operations	2.28	(1.37)
Distributions from and/or in Excess of:
Net Investment Income	(0.08)	(0.38)
Net Realized Gain	(0.05)	—
Total Distributions	(0.13)	(0.38)
Redemption Fees	0.00 ‡	—
Net Asset Value, End of Period	$12.24	$ 10.09
Total Return++	22.80%	(11.85	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,305	$ 342
Ratio of Expenses to Average Net Assets (1)	1.59%+	1.72	%*+
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.59%+	1.60	%*+
Ratio of Net Investment Income to Average Net Assets (1)	8.21%+	8.78	%*+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01%	0.01	%*
Portfolio Turnover Rate	138%	248	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.02%+	3.03	%*+
Net Investment Income to Average Net Assets	7.78%+	7.47	%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
++	Calculated based on the net asset value as of the last business day of the period.
#	Not Annualized
+

The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets”.

*	Annualized

The accompanying notes are an integral part of the financial statements.	149

2009 Annual Report

December 31, 2009

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of fifteen separate, active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”). The Fund offers up to four different classes of shares for certain Portfolios — Class I shares, Class P shares, Class H shares and Class L shares. Each Portfolio (with the exception of the Global Real Estate and Emerging Markets Debt Portfolios), offers two classes of shares — Class I and Class P. Global Real Estate and Emerging Markets Debt Portfolios offer Class I shares, Class P shares, Class H shares and Class L shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. Generally, the investment objective of the international fixed income portfolio is primarily to seek a high total return by investing in fixed income securities.

The Fund has suspended offering shares of the Small Company Growth Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

On October 2, 2009, Global Franchise Portfolio acquired the net assets of Global Value Equity Portfolio, an open-end investment company, pursuant to a plan of reorganization approved by the Global Value Equity Portfolio shareholders on August 27, 2009. The purpose of the transaction was to combine two portfolios managed by Morgan Stanley Investment Management Inc. with comparable investment ojectives and strategies. The acquisition was accomplished by a tax-free exchange of 2,103,020 shares of Class I and 628,864 shares of Class P of the Global Franchise Portfolio, valued at approximately $34,731,000 including $6,273,000 in unrealized appreciation, for 2,403,290 shares of Class I and 718,339 shares of Class P of Global Value Equity Portfolio at October 2, 2009. The investment portfolio of Global Value Equity Portfolio, with a fair value of approximately $33,771,000 and identified cost of approximately $27,497,000 on October 2, 2009, was the principal asset acquired by Global Franchise Portfolio. For financial reporting purposes, assets received and shares issued by the Global Franchise Portfolio were recorded at fair value; however, the cost basis of the investments received from Global Value Equity Portfolio was carried forward to align ongoing reporting of Global Franchise Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of Global Franchise Portfolio were approximately $91,183,000. Immediately after the merger, the net assets of the Global Franchise Portfolio were approximately $125,914,000.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of Global Franchise Portfolio, Global Franchise Portfolio’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net Investment Income(1)	$2,098,000
Net gain (loss) on investments(2)	$(1,814,000)
Net increase (decrease) in net assets resulting from operations	$284,000

(1) $1,467,000 as reported, plus $600,000 Global Value Equity premerger, plus $31,000 of estimated pro-forma eliminated expenses.

(2) $(3,246,000) as reported, plus $1,432,000 Global Value Equity premerger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Global Value Equity Portfolio that have been included in Global Franchise Portfolio’s Statement of Operations since December 31, 2009.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the “Directors”) determines such valuation does not reflect the securities’ market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank, prior to the close of the NYSE, as follows:

•                  investments, other assets and liabilities-at the prevailing rates of exchange on the valuation date;

•                  investment transactions, investment income and expenses-at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities.

The change in net unrealized currency gains (losses) for the period is reflected on the Statements of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Portfolio of Investments.

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

3.              Derivatives: Certain Portfolios may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Investment Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolios’ investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that each Portfolio may use and their associated risks:

Futures. In respect to futures, a Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of “Due from (to) Broker” on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio’s initial investment in such contracts.

Options. In respect to options, a Portfolio is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Portfolio. A Portfolio may purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying (or similar) instrument. When entering into purchased option contracts, a Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, a Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of “Total Investments” on the Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Portfolio sells an option, it sells to another party the right to buy from or sell to the Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Portfolio. A Portfolio may write call and put options on stock indexes, futures, securities or currencies it owns or in which it may invest. Writing put options tend to increase a Portfolio’s exposure to the underlying instrument. Writing a call options tend to decrease a Portfolio’s exposure to the underlying instruments. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability. Any liability recorded is subsequently adjusted to reflect the current

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. In respect to swaps, a Portfolio is subject to equity risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio’s obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. In a zero-coupon interest rate swap, payment only occurs at maturity, at which time one counterparty pays the total compounded fixed rate over the life of the swap and the other pays the total compounded floating rate that would have been earned had a series of floating rate investments been rolled over through the life of the swap. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is included with “Due from (to) Broker” on the Statement of Assets and Liabilities. Cash collateral has been offset against open swap agreements under the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”) “Balance Sheet” (ASC 210) (formerly known as FIN 39). Offsetting of Amounts Related to Certain Contracts an interpretation of ASC 210-20 (formerly known as APB No. 10 and SFAS 105) and are included within “Swap Agreements, at Value” on the Statement of Assets and Liabilities. For cash collateral received, a Portfolio pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized gain (loss) on swap agreements on the Statement of Operations.

The Portfolios adopted the provisions of the FASB ASC 815-10, “Derivatives and Hedging” (“ASC 815-10”) (formerly known as SFAS 133-1) and ASC 460-10, “Guarantees” (“ASC 460-10”) (formerly known as FIN 45-4): An Amendment of FASB ASC 815 (formerly known as SFAS 133) and ASC 460 (formerly known as FIN 45), effective December 31, 2008. ASC 815-10 and ASC 460-10 require the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Portfolios’ use of swaps may include those based on the credit of an underlying security and commonly referred to as “credit default swaps. Where a Portfolio is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, a Portfolio would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When a Portfolio is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability on the Statement of Assets and Liabilities.

Structured Investments. Certain Portfolios also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Portfolio’s illiquidity to the extent that a Portfolio, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, a Portfolio also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A currency exchange contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or loss. A Portfolio records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging a Portfolio’s currency risks involves the risk of mismatching a Portfolio’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

The Portfolios adopted FASB ASC 815, “Derivatives and Hedging: Overall” (“ASC 815”) (formerly known as SFAS 161), effective December 31, 2008. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolios use derivative instruments, how these derivative instruments are accounted for and their effects on each Portfolio’s financial position and results of operations.

The following table sets forth the fair value of each Portfolio’s derivative contracts by primary risk exposure as of December 31, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)		Futures Contracts (000)(a)
Active International Allocation:
Foreign Currency Contracts Risk	Receivables	$3,658		$—
Equity Risk	Receivables	—		1,451
Total Receivables		$3,658		$1,451
Foreign Currency Contracts Risk	Payables	$4,015		$—
Emerging Markets:
Foreign Currency Contracts Risk	Payables	$5		$—
Global Franchise:
Foreign Currency Contracts Risk	Receivables	$446		$—
Global Real Estate:
Foreign Currency Contracts Risk	Receivables	$4		$—
Foreign Currency Contracts Risk	Payables	$3		$—
International Equity:
Foreign Currency Contracts Risk	Receivables	$12,869		$—
Foreign Currency Contracts Risk	Payables	$7,776		$—
International Growth Equity:
Foreign Currency Contracts Risk	Payables	$—	@	$—
International Real Estate:
Foreign Currency Contracts Risk	Receivables	$3		$—
International Small Cap:
Foreign Currency Contracts Risk	Receivables	$1,166		$—
Foreign Currency Contracts Risk	Payables	$23		$—

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

Primary Risk Exposure	Statement of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)
Emerging Markets Debt:
Foreign Currency Contracts Risk	Receivables	$24	$—
Foreign Currency Contracts Risk	Payables	$93	$—

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Portfolio’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2009 in accordance with ASC 815.

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Active International Allocation	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(486)
	Interest Rate Risk	Futures Contracts	7,020
Total			$6,534

Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Active International Allocation	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(527)
	Interest Rate Risk	Futures Contracts	1,223
Total			$696

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$3,173

Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(566)

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Global Franchise	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(1,022)

Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Global Franchise	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$77

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Global Real Estate	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$31

Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Global Real Estate	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$9

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Equity	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$25,213

Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Equity	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(26,505)

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Growth Equity	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(46)

Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Growth Equity	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$— @

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Real Estate	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$764

Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Real Estate	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(2)

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Small Cap	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$374

Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Small Cap	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$1,151

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Capital Growth	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$8

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Focus Growth	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$ (— @)

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Large Cap Relative Value	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(1)

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Small Company Growth	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$109

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
U.S. Real Estate	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$— @

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets Debt	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$40
	Interest Rate Risk	Futures Contracts	(44)
	Interest Rate Risk	Swap Agreements	500
Total			$496

Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets Debt	Foreign Currency Contracts Risk	Foreign Currency Exchange Contracts	$(63)
	Interest Rate Risk	Swap Agreements	(21)
Total			$(84)

@ Amount is less than $500.

All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments and the volume of these open positions relative to the net assets of each respective Portfolio is generally representative of open positions throughout the reporting period.

4.              Loan Agreements: Certain Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions (“Lenders”) deemed to be creditworthy by the investment adviser. A Portfolio’s investments in Loans may be in the form of participation in Loans (“Participation”) or assignments of all or a portion of Loans (“Assignments”) from third parties. A Portfolio’s investment in a Participation typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

5.              Short Sales: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included in dividend expense and interest expense, respectively, in the Statements of Operations. A Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio’s records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

At December 31, 2009, the Portfolios did not have any outstanding short sales.

6.              Securities Lending: Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2009 are as follows:

Portfolio	Value of Loaned Securities (000)	Value of Collateral* (000)
Active International Allocation	$ 51,787	$ 54,111
Emerging Markets	140,543	147,121
International Equity	307,513	321,768
International Growth Equity	4,883	5,109

*

Included in the amount of approximately $15,000 for the Active International Allocation Portfolio, which was received in the form of short-term pooled securities, which the Portfolio cannot sell or repledge and accordingly are not reflected in the Portfolios of Investments.

The following Portfolios had income from securities lending (after rebates to borrowers and fees paid to securities lending agent):

Portfolio	Net Interest Earned by Portfolio (000)
Active International Allocation	$ 665
Emerging Markets	857
Global Real Estate**	429
International Equity	3,828
International Growth Equity	53
International Real Estate**	614
U.S. Real Estate**	232
Emerging Markets Debt**	2

**	At December 31, 2009, the Emerging Markets Debt Portfolio, Global Real Estate Portfolio, International Real Estate Porfolio and U.S. Real Estate Portfolio had no outstanding securities on loan.

7.              Repurchase Agreements: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

8.              Unfunded Commitments: Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT I, LLC the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2009, BRCP REIT I, LLC has drawn down approximately $6,101,000 which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT II, LLC the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2009, BRCP REIT II, LLC has drawn down approximately $5,586,000 which represents 62.1% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Exeter Industrial Value Fund LP the Portfolio has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2009, Exeter Industrial Value Fund LP has drawn down approximately $1,300,000 which represents 65.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Exeter Industrial Value Fund LP the Portfolio has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2009, Exeter Industrial Value Fund LP has drawn down approximately $5,525,000 which represents 65.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 7,500,000 shares of common stock. As of December 31, 2009, Keystone Industrial Fund, LP has drawn down approximately $7,500,000 which represents 100.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Keystone Industrial Fund II, LP, the Portfolio has made a subscription commitment of $5,000,000 for which it will receive 5,000,000 shares of common stock. As of December 31, 2009, Keystone Industrial Fund II, LP has drawn down approximately $19,000 which represents 0.4% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Keystone Industrial Fund II, LP,

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

the Portfolio has made a subscription commitment of $10,000,000 for which it will receive 10,000,000 shares of common stock. As of December 31, 2009, Keystone Industrial Fund II, LP has drawn down approximately $38,000 which represents 0.4% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund II, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2009, Cabot Industrial Value Fund II, LP has drawn down approximately $7,000,000 which represents 93.3% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2009, Cabot Industrial Value Fund III, LP has drawn down approximately $662,000 which represents 8.8% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2009, Cabot Industrial Value Fund III, LP has drawn down approximately $662,000 which represents 8.8% of the commitment.

9.              Redemption Fees: The following redemption fees are designed to protect each Portfolio and its shareholders from the effects of short-term trading. Shares of the Active International Allocation, Emerging Markets, International Equity, International Growth Equity, International Real Estate, International Small Cap, Small Company Growth and Emerging Markets Debt Portfolios redeemed within 30 days of purchase may be subject to a 2% redemption fee. These fees, if any, are included on the Statements of Changes in Net Assets.

10.       Restricted Securities: Certain Portfolios may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolio of Investments.

11.       Fair Value Measurement: In accordance with FASB ASC 820 “Fair Value Measurements and Disclosure” (“ASC 820”) (formerly known as SFAS 157), fair value is defined as the price that the Portfolios would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value the Portfolios’ investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 —	quoted prices in active markets for identical securities

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 —	significant unobservable inputs (including each Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities, are not necessarily an indication of the risk associated with investing in those securities.

12.       Other: Security transactions are accounted for on the date the securities are purchased or sold for financial reporting purposes. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Certain Portfolios may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory Agreement (the “Agreement”) at the annual rates of the average daily net assets indicated below.

Portfolio	Average Daily Net Assets	Advisory Fee
Active International Allocation	first $1.0 billion	0.65%
	over $1.0 billion	0.60
Emerging Markets	first $500 million	1.25
	next $500 million	1.20
	next $1.5 billion	1.15
	over $2.5 billion	1.00
Global Franchise	first $500 million	0.80
	next $500 million	0.75
	over $1.0 billion	0.70
Global Real Estate		0.85
International Equity	first $10 billion	0.80
	over $10 billion	0.75
International Growth Equity	first $1.0 billion	0.75
	over $1.0 billion	0.70
International Real Estate		0.80
International Small Cap	first $1.5 billion	0.95
	over $1.5 billion	0.90
Capital Growth	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Focus Growth	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Large Cap Relative Value	first $150 million	0.50
	next $100 million	0.45
	next $100 million	0.40
	over $350 million	0.35
Small Company Growth	first $1.0 billion	0.92
	next $500 million	0.85
	over $1.5 billion	0.80
U.S. Real Estate	first $500 million	0.80
	next $500 million	0.75
	over $1.0 billion	0.70
U.S. Small/Mid Cap Value		0.67
Emerging Markets Debt	first $500 million	0.75
	next $500 million	0.70
	over $1.0 billion	0.65

MS Investment Management has voluntarily agreed to waive fees payable to it and to reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, if necessary, if the total annual operating expenses, excluding bank overdraft, certain foreign taxes, transfer agent fees for Class H and Class L Shares and extraordinary expenses as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

	Maximum Expense Ratio
	Class I	Class P	Class H	Class L
Active International Allocation	0.80%	1.05%	N/A	N/A
Emerging Markets	1.65	1.90	N/A	N/A
Global Franchise	1.00	1.25	N/A	N/A
Global Real Estate	1.05	1.30	1.30%	1.80%
International Equity	0.95	1.20	N/A	N/A
International Growth Equity	1.00	1.25	N/A	N/A
International Real Estate	1.00	1.25	N/A	N/A
International Small Cap	1.15	1.40	N/A	N/A
Capital Growth	0.80	1.05	N/A	N/A
Focus Growth	1.00	1.25	N/A	N/A
Large Cap Relative Value	0.70	0.95	N/A	N/A
Small Company Growth	1.05	1.30	N/A	N/A
U.S. Real Estate	1.00	1.25	N/A	N/A
U.S. Small/Mid Cap Value	N/A	N/A	N/A	N/A
Emerging Markets Debt	0.85	1.10	1.10	1.60

The following changes to the maximum fee ratio became effective July 1, 2009. Transfer agent fees for Class H and Class L shares are no longer excluded from the total annual operating expenses. The Maximum Expense Ratio for Class I and Class P, respectively, were reduced to 0.95% and 1.20% for the International Equity Portfolio and 1.05% and 1.30% for the Small Company Growth Portfolio.

Fee waivers and/or expense reimbursements are voluntary and may be commenced or terminated at any time. For the year ended December 31, 2009 , the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Active International Allocation	$280
Global Franchise	11
International Equity	336
International Growth Equity	157
Focus Growth	66
Large Cap Relative Value	20
Small Company Growth	134
Emerging Markets Debt	170

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company (each a “Sub-Adviser”), each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers, subject to the control and supervision of the Fund, its officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolios, make certain day-to-day investment decisions for certain Portfolios and place certain of the Portfolios’

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

purchase and sales orders. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolios which receive these services.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Fund with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.08% of the average daily net assets of each Portfolio. Under an agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Distribution and Shareholder Servicing Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund’s Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund had adopted Shareholder Service Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the 1940 Act. Under the Shareholder Service Plans, each applicable Portfolio pays the Distributor a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class P and Class H shares.

In addition, the Fund has adopted a Distribution and Shareholder Service Plan with respect to Class L shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Shareholder Service Plan, each applicable Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class L shares.

The distribution and shareholder servicing fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. (“Morgan Stanley Services”). Pursuant to a Transfer Agency Agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

G. Portfolio Investment Activity:

1.              Security Transactions: During the year ended December 31, 2009, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

Portfolio	Purchases (000)	Sales (000)
Active International Allocation	$ 157,423	$ 322,675
Emerging Markets	1,189,856	1,048,812
Global Franchise	15,624	36,498
Global Real Estate	332,012	357,309
International Equity	1,708,971	1,292,268
International Growth Equity	30,591	20,866
International Real Estate	225,987	324,741
International Small Cap	460,251	432,242
Capital Growth	122,109	288,030
Focus Growth	787	1,611
Large Cap Relative Value	154,760	125,961
Small Company Growth	355,302	311,175
U.S. Real Estate	159,936	161,505
U.S. Small/Mid Cap Value	9,327	9,432
Emerging Markets Debt	56,606	44,068

There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2009.

2.              Transactions with Affiliates: The Portfolios invest in the Institutional Class of portfolios within the Morgan Stanley Institutional Liquidity Funds (the “Liquidity Funds”), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio’s transactions in the shares of the Liquidity Funds during the year ended December 31, 2009 is set forth below:

Portfolio	Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
Active International Allocation	$ 97,760	$ 410,968	$ 409,282	$ 588	$ 99,446
Emerging Markets	172,174	1,103,174	1,064,458	839	210,890
Global Franchise	2,897	61,925	60,464	5	4,358
Global Real Estate	48,466	263,699	298,181	385	13,984
International Equity	376,123	2,359,229	2,345,130	3,515	390,222

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

Portfolio	Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
International Growth Equity	$ 7,810	$ 40,785	$ 43,200	$ 45	$ 5,395
International Real Estate	44,418	199,068	236,681	520	6,805
International Small Cap	12,029	176,876	180,880	18	8,025
Capital Growth	11,972	215,538	201,033	44	26,477
Focus Growth	51	1,557	1,276	1	332
Large Cap Relative Value	10,371	—	1,885	35	8,486
Small Company Growth	17,235	261,226	256,011	55	22,450
U.S. Real Estate	110,843	140,196	226,292	221	24,747
U.S. Small/ Mid Cap Value	861	4,418	4,456	2	823
Emerging Markets Debt	3,665	52,710	54,619	7	1,756

Investment Advisory fees paid by the Portfolios are reduced by an amount equal to their pro-rata share of the advisory and administration fees paid by the Portfolios due to its investment in the Liquidity Funds (“Rebate”). For the year ended December 31, 2009, advisory fees paid were reduced as follows:

Portfolio	Rebate (000)
Active International Allocation	$ 32
Emerging Markets	85
Global Franchise	4
Global Real Estate	22
International Equity	209
International Growth Equity	1
International Real Estate	13
International Small Cap	8
Capital Growth	28
Focus Growth	1
Large Cap Relative Value	16
Small Company Growth	34
U.S. Real Estate	20
U.S. Small/Mid Cap Value	1
Emerging Markets Debt	3

@ Amount is less than $500.

The Emerging Markets Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund has a cost basis of approximately $3,415,000. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the year ended December 31, 2009, advisory fees paid were reduced by approximately $136,000 relating to the Fund’s investment in the Morgan Stanley Growth Fund.

A summary of the Portfolio’s transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$11,192	$—	$—	$—	$21,298

The Active International Allocation Portfolio invests in Mitsubishi UFJ Financial Group, Inc and Mitsubishi UFL Lease & Finance Co., Ltd.., affiliates of the Adviser. The Mitsubishi UFJ Financial Group, Inc. and Mitsubishi UFL Lease & Finance Co., Ltd., were acquired at a cost of $8,810,000 and $28,000, respectively.

A summary of the Portfolio’s transactions in shares of The Mitsubishi UFJ Financial Group, Inc. and Mitsubishi UFL Lease & Finance Co., Ltd. during the year ended December 31, 2009 is as follows.

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)		Market Value December 31, 2009 (000)
$5,087	$—	$2,494	$53		$1,816

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)		Market Value Decembe 31, 2009 (000)
$15	$—	$—	$—	@	$18

The Large Cap Relative Value Portfolio invested in Mitsubishi UFJ Financial Group, Inc., a bank holding company advised by an affiliate of the Adviser. During the year ended December 31, 2009, the Portfolio sold 59,212 shares of Mitsubishi UFJ Financial Group, Inc. for a realized loss of $178,000.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2009 is as follows.

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value December 31, 2009 (000)
$368	$—	$372	$3	$—

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

During the year ended December 31, 2009, the following Portfolios paid brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/dealer:

Portfolio	Broker Commissions (000)
Emerging Markets	$97
Global Real Estate	11
International Equity	1
International Growth Equity	2
International Real Estate	7
International Small Cap	2
Capital Growth	19
Focus Growth	—	@
Large Cap Relative Value	14
U.S. Small/Mid Cap Value	5
U.S. Real Estate	22

@ Amount is less than $500.

Additionally, during the year ended December 31, 2009, Emerging Markets Portfolio incurred approximately $28,000 in brokerage commissions with China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

H. Federal Income Taxes: It is each Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 “Income taxes — Overall” (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2009, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2009 and 2008 were as follows:

	2009 Distributions Paid From:		2008 Distributions Paid From:
Portfolio	Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
Active International Allocation	$ 13,563	$ —	$ 9,170	$ 40,185
Emerging Markets	27,600	—	46,243	110,850
Global Franchise	1,348	—	6,027	1,482
Global Real Estate	23,979	—	1,678	2,130
International Equity	113,268	—	105,453	309,605
International Growth Equity	1,065	—	1,891	267
International Real Estate	16,605	—	152	5,259
International Small Cap	5,736	—	13,263	30,493
Capital Growth	2,173	—	4,769	1,427
Focus Growth	—	—	24	—
Large Cap Relative Value	3,554	—	4,799	1,219
Small Company Growth	1,552	18,027	—	—
U.S. Real Estate	13,335	—	20,213	70,297
U.S. Small/Mid Cap Value	27	—	31	—
Emerging Markets Debt	361	—	989	—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing and the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT adjustments, foreign currency transactions, foreign futures and options transactions, short sales, defaulted bonds, paydown adjustments, return of capital from certain securities, expiring capital losses, distribution redesignations, foreign taxes paid on capital gains, net operating losses, nondeductible expenses, certain equity securities designated as issued by “passive foreign investment companies” and excess distributions resulted in the following

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

reclassifications among the Portfolios’ components of net assets at December 31, 2009:

Portfolio	Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
Active International Allocation	$ 397	$ (397)	$ —
Emerging Markets	8,854	(8,854)	—	@
Global Franchise	(1,097)	(10,335)	11,432
Global Real Estate	(1,055)	(195)	1,250
International Equity	16,584	(16,343)	(241)
International Growth Equity	7	(7)	—	@
International Real Estate	3,571	(3,571)	—	@
International Small Cap	188	(188)	—	@
Capital Growth	80	(80)	—
Focus Growth	11	(— @)	(11)
Large Cap Relative Value	(36)	16,229	(16,193)
Small Company Growth	5,100	(460)	(4,640)
U.S. Real Estate	(1,040)	(1,397)	2,437
U.S. Small/Mid Cap Value	(6)	27	(21)
Emerging Markets Debt	(2,220)	2,220	(—	@)

@ Amount is less than $500.

At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
Active International Allocation	$ 276	$—
Emerging Markets	363	—
Global Franchise	161	—
Global Real Estate	1,712	—
International Equity**	108,000	—
International Growth Equity	95	—
International Real Estate	210	—
International Small Cap	1,418	—
Capital Growth	15	—
Small Company Growth	1,418	—
U.S. Real Estate	325	—
Emerging Markets Debt	186	—

** Amounts based on October 31 tax year end.

Any Portfolios not shown above had no distributable earnings on a tax basis at December 31, 2009.

At December 31, 2009, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

Portfolio	Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
Active International Allocation	$ 580,792	$ 62,200	$ (51,141)	$ 11,059
Emerging Markets	2,018,953	514,961	(57,060)	457,901
Global Franchise	101,139	22,310	(2,984)	19,326
Global Real Estate	816,859	19,658	(146,144)	(126,486)
International Equity	4,450,571	533,557	(386,983)	146,574
International Growth Equity	72,346	5,876	(6,074)	(198)
International Real Estate	774,656	5,067	(308,022)	(302,955)
International Small Cap	443,530	28,294	(54,831)	(26,537)
Capital Growth	668,764	187,760	(82,497)	105,263
Focus Growth	8,738	1,865	(1,247)	618
Large Cap Relative Value	253,311	24,999	(14,347)	10,652
Small Company Growth	1,547,155	248,775	(272,824)	(24,049)
U.S. Real Estate	726,279	61,827	(89,695)	(27,868)
U.S. Small/Mid Cap Value	18,539	3,684	(307)	3,377
Emerging Markets Debt	43,214	1,864	(105)	1,759

At December 31, 2009, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Portfolio	2010	2012	2015	2016	2017	Total
Active International Allocation	$ —	$ —	$—	$ 1,241	$ 71,060	$ 72,301
Emerging Markets	—	—	—	—	394,002	394,002
Global Franchise*	—	—	—	11,554	2,068	13,622
Global Real Estate	—	—	—	55,075	154,434	209,509
International Equity**	—	—	—	—	461,548	461,548
International Growth Equity	—	—	—	5,211	19,390	24,601
International Small Cap	—	—	—	31,842	74,665	106,507
International Real Estate	—	—	—	98,798	217,627	316,425
Capital Growth	—	—	—	61,044	132,128	193,172
Focus Growth	15,905	296	—	334	859	17,394
Large Cap Relative Value*	32,106	—	—	2,911	19,422	54,439
Small Company Growth	5,052	—	—	—	—	5,052
U.S. Real Estate	—	—	—	12,264	176,652	188,916
U.S. Small Mid Cap Value	—	—	—	1,751	6,495	8,246

* Capital loss carryover from target fund.

** Amounts based on October 31 tax year end.

The amounts reflected in the capital loss carryforward table for Global Franchise Portfolio includes $11,279,000 capital loss carryforward brought forward as a result of the Portfolio’s reorganization with the Global Value Equity Portfolio. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire in 2016.

The amounts reflected in the capital loss carryforward table for Large Cap Relative Value Portfolio includes $32,106,000 capital loss carryforward brought forward as a result of the Portfolio’s reorganization with the MSIFT Equity Portfolio. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire in 2010.

In addition, the amounts reflected in the capital loss carryforward table above for the Small Company Growth Portfolio represent capital loss carryforward acquired from MSIFT Small

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

Cap Growth Portfolio after limitations pursuant to Internal Revenue Code, Section 383. This acquired capital loss carryforward is expected to expire in 2010.

During the year ended December 31, 2009, the Global Franchise Portfolio and the Large Cap Relative Value Portfolio expired capital loss carryforwards for U.S. Federal income tax purposes of approximately $1,693,000 and $16,090,000, respectively.

During the year ended December 31, 2009, the Small Company Growth Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $14,439,000.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (PFIC), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2009, the Portfolio deferred to January 4, 2010 for U.S. Federal income tax purposes, post-October capital, PFIC and currency losses as indicated:

Portfolio	Capital Losses (000)	Currency Losses (000)		PFIC Losses (000)
Active International Allocation	$ 211	$926		$—
Emerging Markets	—	151		—
Global Real Estate	35,992	—		—
International Growth Equity	670	—		—
International Real Estate	1,568	33		—
International Small Cap	1,186	—		63
Focus Growth	—	—	@	—
U.S. Real Estate	—	5		—
Emerging Markets Debt	8	246		—

@ Amount is less than $500.

I. Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

J. Other (unaudited): The net assets of certain Portfolios include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios’ investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Global Real Estate, International Real Estate and U.S. Real Estate Portfolios invest a significant portion of their assets in securities of real estate investment trusts (REITs). The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolios.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statements of Assets and Liabilities.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer’s share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of counterparty’s failure to complete the transaction.

At December 31, 2009, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Portfolio	Class I	Class P	Class H	Class L
Active International Allocation	—%	22.1%	—%	—%
Emerging Markets	53.9	87.0	—	—
Global Franchise	61.6	68.1	—	—
Global Real Estate	10.7	72.0	—	—
International Equity	23.3	81.0	—	—
International Growth Equity	82.5	—	—	—
International Real Estate	64.5	13.0	—	—
International Small Cap	39.3	95.3	—	—
Capital Growth	39.5	79.7	—	—
Focus Growth	—	49.7	—	—
Large Cap Relative Value	95.6	98.4	—	—
Small Company Growth	37.6	53.5	—	—
U.S. Real Estate	37.6	71.9	—	—
U.S. Small/Mid Cap Value	20.9	—	—	—
Emerging Markets Debt	64.5	61.6	—	—

K. Subsequent Events: In accordance with the provisions set forth in FASB ASC 855 “Subsequent Events” (formerly known as SFAS 165), adopted by the Portfolios as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Portfolios’ financial statements through February 25, 2010.

2009 Annual Report

December 31, 2009

Notes to Financial Statements (cont’d)

On January 8, 2010, the Directors of the Portfolios approved the conversion for Fund Accounting, Custody, Fund Administration and Securities Lending services from JPMorgan Investor Services Co. to State Street Bank and Trust Company. The conversion is expected to be completed in or about the second quarter of 2010.

Morgan Stanley announced on October 19, 2009, that it has entered into a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (“Invesco”), a leading global investment management company. Subsequently, in December 2009 the Directors approved an Agreement and Plan of Reorganization with respect to the Portfolio (the “Plan”). Pursuant to the Plan, substantially all of the assets of the International Growth Equity, Large Cap Relative Value and U.S. Small/Mid Cap Value Portfolios would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco (the “New Portfolio”). Pursuant to the Plan, stockholders of the Portfolios would become shareholders of the New Portfolio, receiving shares of such New Portfolio equal to the value of their holdings in the Portfolios. The Plan is subject to the approval of the Portfolio’s stockholders at a special meeting of stockholders anticipated to be held during the second quarter of 2010. A proxy statement formally detailing the proposal and information concerning the New Portfolio is anticipated to be distributed to stockholders of the Portfolios during the first quarter of 2010.

2009 Annual Report

December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Active International Allocation Portfolio, Emerging Markets Portfolio, Global Franchise Portfolio, Global Real Estate Portfolio, International Equity Portfolio, International Growth Equity Portfolio, International Real Estate Portfolio, International Small Cap Portfolio, Capital Growth Portfolio, Focus Growth Portfolio, Large Cap Relative Value Portfolio, Small Company Growth Portfolio, U.S. Real Estate Portfolio, U.S. Small/Mid Cap Value Portfolio and Emerging Markets Debt Portfolio, (the “Portfolios”) (fifteen of the Portfolios comprising Morgan Stanley Institutional Fund, Inc.), including the portfolios of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and broker, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising Morgan Stanley Institutional Fund, Inc. at December 31, 2009, the results of their operations for the year then ended, the statements of changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2010

2009 Annual Report

December 31, 2009 (unaudited)

Federal Income Tax Information

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2009.

For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.):

Portfolio	Div. Received Deduction %	Qualifying U.S. Govt. Income %
Global Franchise	37.2%	—%
Global Real Estate	1.4	—
Capital Growth	100.0	—
Large Cap Relative Value	100.0	—
Small Company Growth	57.0	—
U.S. Real Estate	1.8	—
U.S. Small/Mid Cap Value	100.0	—

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

Portfolio	Amount (000)
Small Company Growth	$18,027

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2009.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2004. Each of the applicable Portfolios designated up to the following maximum amounts as taxable at this lower rate:

Portfolio	Amount (000)
Active International Allocation	$11,215
Emerging Markets	24,556
Global Franchise	449
Global Real Estate	5,580
International Equity	88,739
International Growth Equity	1,163
International Real Estate	10,168
International Small Cap	6,272
Capital Growth	2,173
Large Cap Relative Value	3,554
Small Company Growth	1,552
U.S. Real Estate	1,209
U.S. Small/Mid Cap Value	27

2009 Annual Report

December 31, 2009 (unaudited)

Federal Income Tax Information (cont’d)

The following Portfolios intend to pass through foreign tax credits and have derived net income from sources within foreign countries amounting to:

Portfolio	Foreign Tax Credits (000)	Net Foreign Source Income (000)
Active International Allocation	$ 388	$ 16,400
Emerging Markets	2,298	36,257
Global Franchise	159	1,922
Global Real Estate	356	13,284
International Equity	2,271	125,072
International Growth Equity	98	1,323
International Real Estate	302	17,717
International Small Cap	537	9,104

Each of the applicable Portfolios may designate up to a maximum of the following amounts as qualifying as interest-related dividends and short-term capital gain dividends :

Portfolio	Interest-Related Dividends (000)	Short-Term Capital Gain Dividends (000)
Active International Allocation	$ 46	$ —
Emerging Markets	127	—
International Growth Equity	3	—
International Real Estate	22	—
International Small Cap	15	—
Large Cap Relative Value	11	—
Small Company Growth	47	885
U.S. Real Estate	29	—
U.S. Small/Mid Cap Value	2	—
Emerging Markets Debt	4	122

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2009 Annual Report

December 31, 2009 (unaudited)

U.S. Privacy Policy

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

Morgan Stanley Institutional Fund Trust (collectively, the “Fund”) is required by federal law to provide you with a copy of its privacy policy (the “Policy”) annually.

This Policy applies to current and former individual clients of Morgan Stanley Distribution, Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1.           WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•       We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•       We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•       We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•       We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•     If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.           WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

2009 Annual Report

December 31, 2009 (unaudited)

U.S. Privacy Policy (cont’d)

a. Information we disclose to our affiliated companies.

In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we discloses to third parties.

We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING OF CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

2009 Annual Report

December 31, 2009 (unaudited)

U.S. Privacy Policy (cont’d)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•         Calling us at (800) 548-7786
Monday–Friday between 8 a.m. and 5 p.m. (EST)

•         Writing to us at the following address:

Morgan Stanley Institutional Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Institutional Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

© 2010 Morgan Stanley

2009 Annual Report

December 31, 2009 (unaudited)

Director and Officer Information

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				164	Director of various business organizations.

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2009 Annual Report

December 31, 2009 (unaudited)

Director and Officer Information (cont’d)

Independent Directors: (cont’d)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) † c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006)

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2009 Annual Report

December 31, 2009 (unaudited)

Director and Officer Information (cont’d)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.
††	This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.
**

The Fund Complex includes all funds advised by Morgan Stanley Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. (“MSIA”) and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MS Investment Management and Morgan Stanley AIP GP LP.

†	For the period September 26, 2008 through February 5, 2009 W. Allen Reed was an Interested Director. At all other times covered by this report, Mr. Reed was an Independent Director.

2009 Annual Report

December 31, 2009 (unaudited)

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Randy Takian (35) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Advisors Inc. (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser. Formerly, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (47) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of the Adviser and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (46) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (43) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Mary E. Mullin (42) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

James W. Garrett (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003

Head of Global Fund Administration for the Morgan Stanley Investment Management; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

Custodian

JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, NY 10017

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
MSIF: (800) 548-7786

© 2010 Morgan Stanley

MSIFIANN IU10-00653P-Y12/09

Item 2. Code of Ethics.

(a)                                  The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                  The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2009

	Registrant		Covered Entities(1)
Audit Fees	$557,450		N/A

Non-Audit Fees
Audit-Related Fees	—		—
Tax Fees	$50,540	(3)	$109,924	(4)
All Other Fees	—		$208,088	(5)
Total Non-Audit Fees	$50,540		$318,012

Total	$607,990		$318,012

2008

	Registrant		Covered Entities(1)
Audit Fees	$619,350		N/A

Non-Audit Fees
Audit-Related Fees			$742,276	(2)
Tax Fees	$77,990	(3)	$99,522	(4)
All Other Fees			$246,887	(5)
Total Non-Audit Fees	$77,990		$1,088,685

Total	$697,340		$1,088,685

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically  attestation services provided in connection with a SAS 70 Report and advisory consulting work.

(3)          Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)          Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)          All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit

(1)                                This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f) Not applicable.

(g) See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Institutional Fund, Inc.

By:	/s/ Randy Takian

Name:	Randy Takian
Title:	Principal Executive Officer
Date:	February 18, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Takian

Name:	Randy Takian
Title:	Principal Executive Officer
Date:	February 18, 2010

By:	/s/ James W. Garrett

Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	February 18, 2010